UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Pennsylvania Real Estate Investment Trust

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PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 3, 2010

The Annual Meeting of Shareholders of Pennsylvania Real Estate Investment Trust will be held on Thursday, June 3, 2010 at 11:00 a.m. Eastern Time at the Hyatt at The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102 for the following purposes:

(1)	To elect 13 trustees nominated by the Board of Trustees and named in this proxy statement for a term expiring at the 2011 Annual Meeting of Shareholders;

(2)	To approve the Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan;

(3)	To approve the Amended and Restated Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan;

(4)	To ratify the selection of KPMG LLP as our independent auditor for 2010; and

(5)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Our Board of Trustees has fixed the close of business on April 9, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, please complete, sign and date the enclosed proxy card and return it promptly so that your shares may be voted. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Trustees

BRUCE GOLDMAN

Secretary

Philadelphia, Pennsylvania

April 29, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 3, 2010:

This Proxy Statement and PREIT’s Annual Report to Shareholders for the fiscal year ended December 31, 2009 are available at www.preit.com by clicking on “Investor Relations,” then clicking on “SEC Filings” and then clicking on “Latest Proxy” or “Latest Annual Report,” respectively.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

200 South Broad Street

Philadelphia, Pennsylvania 19102

www.preit.com

PROXY STATEMENT

The Annual Meeting of Shareholders of Pennsylvania Real Estate Investment Trust, or PREIT, will be held on Thursday, June 3, 2010 at 11:00 a.m. Eastern Time at the Hyatt at The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. We are mailing this Proxy Statement on or about May 3, 2010 to each holder of PREIT’s issued and outstanding common shares of beneficial interest entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. We are mailing our Annual Report to Shareholders for the fiscal year ended December 31, 2009 together with this Proxy Statement. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

We have fixed the close of business on April 9, 2010 as the record date for the Annual Meeting. All holders of record of PREIT’s common shares of beneficial interest at that time are entitled to notice of and are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. On the record date, 44,954,028 common shares of beneficial interest were outstanding.

IMPORTANT VOTING INFORMATION

If you hold your shares through a broker, bank or other financial institution, the U.S. Securities and Exchange Commission (“SEC”) has approved a New York Stock Exchange (“NYSE”) rule that changes the manner in which your vote in the election of trustees will be handled at our upcoming 2010 Annual Meeting of Shareholders. As before, shareholders who hold PREIT shares through a broker, bank or other financial institution are receiving proxy materials and voting instructions before the shareholder meeting. In the past, if you did not transmit your voting instructions before the shareholder meeting, your broker was allowed to vote on your behalf on the election of trustees and other matters considered to be routine.

A New Rule for Shareholder Voting

Effective January 1, 2010, your broker is no longer permitted to vote on your behalf on the election of trustees unless you provide specific instructions by completing and returning the voting instruction form or following the voting instructions provided to you to vote your shares via telephone or the Internet. For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the 2010 Annual Meeting of Shareholders.

Your Participation in Voting the Shares You Own Is Important

Voting your shares is important to ensure that you have a say in the governance of PREIT and to fulfill the objectives of the majority voting standard that we apply in the election of trustees. If you are receiving this proxy statement from a broker, bank or other financial institution, please review the proxy materials and follow the instructions on the voting instruction form to communicate your voting decisions to your broker, bank or other financial institution. We hope you will exercise your rights and fully participate as a shareholder in PREIT’s future.

VOTING AND REVOCABILITY OF PROXIES

We hope you will attend the Annual Meeting. Whether or not you expect to attend the meeting in person, please complete, sign, date and return the enclosed proxy card in the accompanying envelope so that your shares will be represented. The envelope is addressed to our transfer agent and requires no postage. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you receive more than one proxy card because you have multiple accounts, you should sign and return all proxy cards received, or submit all proxy cards by telephone or through the Internet, in order for all of your shares to be voted.

On each matter subject to a vote at the Annual Meeting and any adjournment or postponement of the meeting, each holder of common shares will be entitled to one vote per share. With respect to the election of trustees (Proposal One), assuming a quorum is present, and subject to the majority voting provisions of our corporate governance guidelines, which are described below, the 13 nominees receiving the highest number of votes cast at the meeting will be elected as trustees. With respect to the approval of the Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (Proposal Two), approval of the Amended and Restated Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan (Proposal Three), and ratification of the selection of KPMG LLP as our independent auditor for 2010 (Proposal Four), assuming a quorum is present, in each case the proposal will be approved if a majority of the shares present in person or by proxy and being cast as a vote on the proposal are voted “FOR” the proposal. In addition, under New York Stock Exchange (“NYSE”) Rules, Proposals Two and Three will pass only if a majority of the shares outstanding and entitled to vote on such proposals are cast. If you mark your proxy as “Withhold Authority” or “Abstain” on any matter, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by your proxy will not be voted on that matter, but will count toward the establishment of a quorum. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so called “broker non-votes”) are also considered in determining whether a quorum is present, but will not affect the outcome of any vote, except potentially under the NYSE rule applicable to Proposals Two and Three requiring a minimum number of votes cast since such broker non-votes will not count toward the required number of votes cast.

Under the majority voting provisions of our corporate governance guidelines, any nominee for trustee who receives enough votes to be elected, but who receives a greater number of “Withhold Authority” responses regarding his or her election than votes “FOR” such election, will be required to promptly tender his or her resignation to the Nominating and Governance Committee of the Board of Trustees following certification of the shareholder vote. The Nominating and Governance Committee and our Board of Trustees will consider and act upon such a resignation in accordance with the procedures described below under “PROPOSAL ONE—ELECTION OF TRUSTEES—Required Vote.”

You may vote your shares at the Annual Meeting in person or by proxy. All valid proxies received before the Annual Meeting will be voted according to their terms. If you complete your proxy properly, whether by completing and returning a proxy card or by submitting your instructions by telephone or through the Internet, but do not provide instructions as to how to vote your shares, your proxy will be voted “FOR” the election of all trustees nominated by our Board of Trustees, “FOR” the approval of the Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan, “FOR” the approval of the Amended and Restated Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan and “FOR” the ratification of KPMG LLP as our independent auditor. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies. After providing your proxy, you may revoke it at any time before it is voted at the Annual Meeting by filing an instrument revoking it with our secretary or by submitting a duly executed proxy bearing a later date. You also may revoke your proxy by attending the Annual Meeting and giving notice of revocation. Attendance at the Annual Meeting, by itself, will not constitute revocation of a proxy.

Some banks, brokers and other nominee record holders might be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report might have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you request one by writing or calling us as follows: Investor Relations, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, PA 19102; Telephone: 215-875-0735. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to shareholders. In addition to solicitation by mail, certain trustees, officers and employees of PREIT and its subsidiaries may solicit proxies personally or by telephone or other electronic means without extra compensation, with the exception of reimbursement for actual expenses incurred in connection with the solicitation. We have also hired Mackenzie Partners to assist us in the solicitation of votes, for a fee of $12,500, plus out-of-pocket expenses, for these services. The enclosed proxy is solicited by and on behalf of our Board of Trustees.

PROPOSAL ONE —

ELECTION OF TRUSTEES

As of this Annual Meeting, PREIT’s Board of Trustees is no longer separated into classes and all 13 nominated trustees will stand for election to serve until the 2011 Annual Meeting and until their successors have been duly elected and qualified. PREIT’s Board of Trustees has nominated Dorrit J. Bern, Stephen B. Cohen, Joseph F. Coradino, M. Walter D’Alessio, Edward A. Glickman, Rosemarie B. Greco, Leonard I. Korman, Ira M. Lubert, Donald F. Mazziotti, Mark E. Pasquerilla, John J. Roberts, George F. Rubin and Ronald Rubin, each of whom currently serves as a trustee whose term expires at the Annual Meeting, for reelection at the Annual Meeting as trustees to serve until the Annual Meeting to be held in the spring of 2011 and until their respective successors have been duly elected and have qualified. As previously disclosed by PREIT in a Current Report on Form 8-K, one of our current trustees, Lee H. Javitch, has declined to stand for reelection at the 2010 Annual Meeting of Shareholders. In response to Mr. Javitch’s decision, the Board has determined to decrease the number of trustees from 14 to 13.

If any of the foregoing nominees becomes unable to or declines to serve, the persons named in the accompanying proxy have discretionary authority to vote for a substitute or substitutes, unless the Board of Trustees reduces the number of trustees to be elected.

PREIT’s trust agreement provides that nominations for election to the office of trustee at any annual meeting of shareholders are made by the Board of Trustees, or by a shareholder if such shareholder provides a notice in writing delivered to our secretary not less than 90 nor more than 120 days before the anniversary date of the prior year’s meeting, and for an election at an annual meeting that is not within 30 days of such anniversary date or for a special meeting called for the election of trustees, not later than 10 days following the date on which notice of the meeting is mailed or disclosed publicly, whichever comes first. The notice must be signed by the holders of at least two percent of the common shares outstanding on the date of the notice. Shareholders making nominations of trustee candidates must provide in the notice, among other things, (a) information regarding share ownership and any hedging or other transaction to hedge the economic risk or to increase or decrease the voting power of such shareholder, (b) a description of all agreements or understandings between any such shareholder and each nominee and any other person, pursuant to which any such shareholder has a right to vote any shares, or pursuant to which the nominee or shareholder may be entitled to compensation, reimbursement of expenses or indemnification, including all such information that would be required to be disclosed under federal securities regulations if the nominee were nominated by the Board of Trustees, and (c) such other information regarding each nominee as would be required in a proxy statement had the nominee been nominated by the Board of Trustees. A full copy of the text of these requirements is provided in Section 11.J of PREIT’s trust agreement, which may be obtained by written request to our secretary at our principal executive office and is also available on our website at www.preit.com. Nominations not made in accordance with the trust agreement procedures will not be considered, unless the number of persons properly nominated is fewer than the number of persons to be elected to the office of trustee at the Annual Meeting. In this latter event, nominations for the trustee positions that would not otherwise be filled may be made at the Annual Meeting by any person entitled to vote in the election of trustees.

PREIT’s Board of Trustees currently consists of 14 members. Until 2008, trustees served staggered, three-year terms. Beginning with the 2008 Annual Meeting, each class of trustees whose term expired at any Annual Meeting stood for election to serve as a trustee until the immediately following Annual Meeting and until their successors had been duly elected and had qualified, rather than until the Annual Meeting three years later. As noted above, at this 2010 Annual Meeting, all trustees (other than Lee H. Javitch, who, as noted above, has declined to stand for reelection at this 2010 Annual Meeting) will stand for election to serve as trustee until the 2011 Annual Meeting and until their successors have been duly elected and have qualified, and with this Annual Meeting the Board of Trustees has ceased to be divided into classes. For more information regarding our Board of Trustees, see “Additional Information—Board Matters,” beginning on page 57.

The following table presents information concerning the 13 nominees for the office of trustee and PREIT’s executive officers, including their ages, principal occupations and the number of shares beneficially owned by each of them as of March 31, 2010. In selecting nominees for election to the Board of Trustees, the members of the Nominating and Governance Committee and the Board of Trustees consider a number of factors that they deem relevant to service on the Board, including (1) personal integrity and ethics, (2) experience and maturity of judgment, (3) potential contributions to the collective knowledge, experience and capabilities of the Board of Trustees, (4) core competencies and willingness to participate actively in the work of the Board of Trustees and, in the case of non-management nominees, in the standing Committees of the Board of Trustees, (5) diversity of personal and professional backgrounds, and (6) the ability to work constructively and effectively with others. Generally, the Nominating and Governance Committee and the Board of Trustees considers it important that nominees have competencies in one or more of the following areas: the real estate industry, public or private finance, management, retail, accounting or government. Each nominee brings his or her particular set of personal experiences and competencies to the Board of Trustees, which were considered by the Nominating and Governance Committee and the Board of Trustees, and which are briefly highlighted in the chart below.

The address for each nominee for the office of trustee and each executive officer is c/o PREIT, The Bellevue, 200 South Broad Street, Third Floor, Philadelphia, Pennsylvania 19102.

Nominees for the Office of Trustee	Shares Beneficially Owned on March 31, 2010(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
Dorrit J. Bern Age: 59 Trustee since: 2009	3,250	(3)	*

Fritzky Leadership Chair — Foster School of Business at the University of Washington from 2009 to 2010. Former Chairman, President and Chief Executive Officer of Charming Shoppes, Inc., a multichannel specialty women’s apparel retailer, from 1997 to 2008, and Vice Chairman, President and Chief Executive Officer from 1995 to 1997. Group Vice President, women’s apparel and home furnishings, and other positions, Sears, Roebuck & Co., from 1987 to 1995. Merchandising positions at The Bon Marche and Joske’s, divisions of Allied Department Stores, from 1974 to 1987. Director, OfficeMax Incorporated. Former director of Southern Company. Member of The Fashion Group International and The Committee of 200, an association of America’s women business leaders. Member of board of the Jay H. Baker Retail Initiative at The Wharton School, University of Pennsylvania.

Ms. Bern has an exceptional depth of experience in retail and merchandising, having served as the CEO of one of the largest women’s specialty retailers in the United States and in significant positions with other nationally-known retail companies. By virtue of her professional experience as well as her service on the board of a national consumer products retailer, Ms. Bern brings to the Board of Trustees relevant knowledge of numerous facets of the retail industry and of the factors that influence decisions by retailers concerning site selection. Her experience also provides Ms. Bern with expertise in, among other things, organizational development, strategic planning and mergers and acquisitions.

Stephen B. Cohen Age: 64 Trustee since: 2004	481,030	(4)	1.1%

Professor of Law, Georgetown University since 1980. Has also taught at Harvard University, Stanford University, the University of Wisconsin and the University of Capetown (South Africa). Served as Corporate Secretary and Board Member of the Southern Africa Enterprise Development Fund from 1994 to 2002 and as Deputy Assistant Secretary of State from 1978 to 1980.

Nominees for the Office of Trustee	Shares Beneficially Owned on March 31, 2010(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
In his capacity as a professor of federal income tax law and related subjects at one of the nation’s leading law schools, Mr. Cohen brings an exceptional depth of knowledge to the Board of Trustees concerning tax laws and policies, subjects of great importance to a real estate investment trust. Teaching and government and quasi-governmental experience have enabled Mr. Cohen to develop additional competencies relevant to service on the Board of Trustees, including, particularly, in the areas of accounting, corporate governance and executive compensation.

Joseph F. Coradino Age: 58 Trustee since: 2006	254,038	(5)	*

President of PREIT Services, LLC and PREIT-RUBIN, Inc. since 2004. Executive Vice President-Retail of PREIT since 2001. Executive Vice President-Retail Division and Treasurer of PREIT-RUBIN, Inc. from 1998 to 2004. From 1997 to 1998, Senior Vice President-Retail Division and Treasurer, PREIT-RUBIN, Inc. Director of A.C. Moore Arts & Crafts, Inc. since 2006. Trustee of Chestnut Hill College and the YMCA of Greater Philadelphia.

Mr. Coradino has been engaged in real estate development, management and leasing for substantially all of his professional life and currently serves as the senior officer for PREIT’s retail operations, as the principal officer in charge of PREIT’s extensive redevelopment program and as a member of the Office of the Chair of PREIT. Prior to joining PREIT as a senior executive in 1997, Mr. Coradino was an executive of The Rubin Organization, which was acquired by PREIT in 1997. Mr. Coradino brings to the Board an extensive knowledge of the properties and leasing program of PREIT and of trends and developments in the retail industry that are of vital significance to PREIT.

M. Walter D’Alessio Age: 76 Trustee since: 2005	10,857	(6)	*

Vice Chairman of NorthMarq Capital, a Minneapolis-based real estate investment banking firm with an office in Philadelphia, and Senior Managing Director of NorthMarq Advisors, a real estate consultancy, since 2003. Non-executive Chairman of the Board of Brandywine Realty Trust (office and industrial real estate development and management), headquartered in Radnor, Pennsylvania, since 2004. Serves on the boards of directors of Exelon Corporation, Independence Blue Cross (Chairman), Point Five Technologies, Inc., the Federal Home Loan Bank–Pittsburgh and the Greater Philadelphia Chamber of Commerce. From 1982 to 2003, served as Chairman and Chief Executive Officer of Legg Mason Real Estate Services, Inc., a commercial mortgage, banking and pension fund advisory firm headquartered in Philadelphia.

Mr. D’Alessio has served in senior executive positions with quasi-governmental and private companies in the real estate sector for substantially all of his professional life. By reason of this extensive experience, as well as his continuing service on the boards of public agencies and corporations, Mr. D’Alessio has gained an extraordinary degree of expertise in real estate valuation, finance and capital markets, corporate governance and executive compensation. In addition, Mr. D’Alessio’s active participation in governmental and community affairs enables him to provide valuable insights into matters of public policy and related considerations that affect the development of the properties of PREIT.

Nominees for the Office of Trustee	Shares Beneficially Owned on March 31, 2010(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
Edward A. Glickman Age: 52 Trustee since: 2004	363,482	(7)	*

President and Chief Operating Officer of PREIT since 2004. Executive Vice President and Chief Financial Officer of PREIT from 1997 to 2004. Adjunct Professor of Finance, Stern School of Business, New York University. Director of the Fox Chase Cancer Center and the Bala Cynwyd Library.

Mr. Glickman began his professional career as an investment banker in New York City before joining The Rubin Organization as its chief financial officer. The Rubin Organization was acquired by PREIT in 1997. He initially served PREIT as its Chief Financial Officer before becoming its President and Chief Operating Officer in 2004 and a member of its Office of the Chair. Mr. Glickman brings to the Board of Trustees, among other skills, a deep understanding of private and public capital markets, the day-to-day operations and personnel of PREIT and economic conditions and developments that directly or indirectly impact the business and strategic direction of PREIT.

Rosemarie B. Greco(8) Age: 64 Trustee since: 1997	13,500	(9)	*

Senior Advisor to the Governor of Pennsylvania on Health Care Reform. Founding Principal, Grecoventures Ltd. (business investment and consulting partnership). Former CEO and President, CoreStates Bank, N.A. and President, CoreStates Financial Corp. Currently director of Exelon Corporation and Sunoco, Inc. and trustee of SEI I Mutual Funds. Chair of the Board of Overseers of the University of Pennsylvania School of Nursing. Former corporate director of General Accident Insurance (USA), Cardone Industries, Inc., Genuardi’s Family Markets, Inc. and Radian, Inc.; former Chair of the Greater Philadelphia Chamber of Commerce, former President and CEO of Philadelphia Private Industry Council; former member of Philadelphia Planning Commission and Board of Education; and former Chair of Pennsylvania Workforce Investment Board.

By virtue of her experience as a senior officer in the banking industry, her senior policy-making role in government and her service as a director of several large public companies engaged in diverse businesses, Ms. Greco adds significant depth to the Board’s competencies in the areas of organizational development, corporate governance, executive compensation, strategic planning, finance and community and government affairs. In her capacity as Chair of the Executive Compensation and Human Resources Committee, Ms. Greco, among other matters, has worked with PREIT’s Senior Vice President-Human Resources to promote talent management and diversity at various levels of PREIT.

Leonard I. Korman Age: 74 Trustee since: 1996	562,055	(10)	1.3%

Chairman and Chief Executive Officer, Korman Commercial Properties, Inc. (real estate development and management). Partner of The Korman Company, trustee of Albert Einstein Health Care Network and Thomas Jefferson University. Former director of CoreStates Bank, N.A. Served on the Regional Advisory Board of First Union National Bank, and the boards of the Pennsylvania Academy of Fine Arts and the Jewish Federation of Greater Philadelphia.

Nominees for the Office of Trustee	Shares Beneficially Owned on March 31, 2010(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
Mr. Korman has been engaged in the acquisition, disposition, financing and management of residential and commercial real estate (including shopping centers) as an owner and senior executive for his entire adult life. In addition, he has served as a director of a large regional bank and on the boards of major community organizations. From this experience, Mr. Korman brings to the Board of Trustees an extensive knowledge of substantially all aspects of real estate investment, development and ownership, as well as valuable capabilities in strategic planning and finance.

Ira M. Lubert Age: 60 Trustee since: 2001	14,000	(11)	*

Chairman of Independence Capital Partners and of Lubert-Adler Partners, L.P., companies specializing in private equity investments in real estate and other entrepreneurial opportunities. Co-founder and managing partner of LLR Equity Partners, L.P., a venture fund making private equity investments in Mid-Atlantic growth companies and middle market special opportunity situations. Chairman of GF Management, a company that specializes in the ownership and management of hospitality properties. Co-founder of the following funds: LEM Mezzanine Fund, a fund making mortgage loans; Quaker Bio Venture, a private equity fund engaged in making health care and life science investments; Patriot Financial Partners, a private equity fund focused on community banks, thrifts and other financial service related companies; Versa Capital Management, a fund specializing in distressed and special situations, including restructurings and turnarounds, reorganizations and recapitalizations; Rubinstein Partners, a fund specializing in directing and managing value-added office real estate investments; and LBC Partners, a fund that provides middle market financing solutions through debt and co-investments.

Mr. Lubert has founded and serves as the principal executive of several investment funds that engage in the acquisition, financing and management of real estate and other diverse business enterprises. From his experience in these activities, Mr. Lubert brings to the Board of Trustees, among other things, an acute and pragmatic understanding of evaluating and structuring investments in real estate and other businesses, finance and capital markets and organizational development.

Donald F. Mazziotti(12) Age: 64 Trustee since: 2003	15,086	(1 3 )	*

Community Development Director, City of Beaverton, Oregon since 2009. Principal, Development Equities & Advisories LLC (real estate development and consulting) since 2005. Senior Vice President, Urban and Mixed Use Development, Harsch Investment Properties, Portland, Oregon, from 2005 to 2007. Chief Executive Officer, Portland Development Commission, 2001 to 2005. Chief Information Officer, State of Oregon, 1998 to 2000. Chairman of Delta Development Group, Inc. (government relations, economic planning and management consulting) from 1995 to 1997. Chief Executive Officer of Delta Development Group, Inc. from 1988 to 1998. Director and audit committee member, Portland State University Foundation since 2008. Director and audit committee member, Portland Family of Funds Holdings Inc., an Oregon mutual benefit corporation, since 2008. Member of the board and audit committee member of privately-held United Fund Advisors, LLC since 2008. Member of Crown American Realty Trust Board of Trustees from 1993 to 2003. Deputy Assistant Secretary of Transportation, USDOT, 1978 to 1981.

Nominees for the Office of Trustee	Shares Beneficially Owned on March 31, 2010(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
Prior to joining the Board of Trustees, Mr. Mazziotti served on the board of trustees of Crown American Realty Trust, which was merged into PREIT in 2003. Mr. Mazziotti’s experience on the board of trustees of Crown American Realty Trust combined with his extensive experience in state and municipal government, his work as a consultant in the area of real estate development and his service on the boards and audit committees of community organizations, adds to the competency of the Board of Trustees in the areas of real estate development, government oversight, regulation and policy, accounting, financial and information technology matters and strategic planning.

Mark E. Pasquerilla(12) Age: 50 Trustee since: 2003	456,957	(14)	1.0%

President of Pasquerilla Enterprises, LP since 2006 and sole member of Pasquerilla Enterprises, LLC since 2006. Officer of Crown American Enterprises, Inc. since 1992 and director from 1992 to 2006. President and Chairman of Crown Holding Company and its various subsidiaries and affiliates from 1999 to 2006. President and Vice Chairman of Crown Holding Company from 1993 to 1999. Chairman of the Board of Trustees and Chief Executive Officer of Crown American Realty Trust from 1999 to 2003. Vice Chairman of Crown American Realty Trust from 1998 to 1999. President of Crown American Realty Trust from 1993 to November 2003. Director of AmeriServ Financial, Inc., AmeriServ Financial Bank, AmeriServ Life Insurance Company, and AmeriServ Associates, Inc. since 2001. Board member of Concurrent Technologies Corporation, a charitable organization, since 1990. Board member of Community Foundation for the Alleghenies, a charitable organization, since 1991. Board member of United Way of the Laurel Highlands, a charitable organization, since 2002. Advisory board member of University of Pittsburgh at Johnstown since 1988. Trustee of International Council of Shopping Centers from 2002 to 2005.

As the chief executive officer of Crown American Realty Trust at the time of its merger into PREIT in 2003, Mr. Pasquerilla gained a broad understanding of the retail real estate industry and knowledge of the properties acquired by PREIT from Crown American Realty Trust and the communities that they serve. Mr. Pasquerilla served as a trustee of the International Council of Shopping Centers, a leading trade organization, and is currently a director of a publicly-owned bank and on the boards of several community organizations. Mr. Pasquerilla’s competencies are derived from his business experience and community service activities, and include a knowledge of real estate acquisitions, finance and management, private and public capital markets, organizational development and strategic planning.

John J. Roberts Age: 65 Trustee since: 2003	12,059	(15)	*

Former Global Managing Partner and member of Leadership Team, PricewaterhouseCoopers LLP, completing a 35 year career with the firm in 2002. Director, Armstrong World Industries, Inc., Safeguard Scientifics, Inc. and Vonage Holdings Corp. Member of American Institute of CPAs. Former director of SICOR, Inc., Philadelphia First Corporation, Greater Philadelphia Chamber of Commerce, Urban Affairs Partnership, and University City Science Center. Former member of advisory board of the Kellogg School and the University of Southern California School of Accounting. Former trustee of Drexel University.

Nominees for the Office of Trustee	Shares Beneficially Owned on March 31, 2010(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
By reason of his 35-year career in public accounting, which included service as a senior executive with a global accounting firm, and his service on the boards and audit committees of other public companies, Mr. Roberts brings an exceptionally high level of accounting and audit expertise to the Board and the Audit Committee. His experience has also enabled Mr. Roberts to interact knowledgeably and effectively with PREIT’s independent auditors and with the accounting and finance personnel of PREIT. In addition, his experience as an accounting executive and as a board member of businesses in diverse industries and charitable organizations has given Mr. Roberts additional capabilities, including strategic planning and corporate governance.

George F. Rubin(8)(16) Age: 67 Trustee since: 1997	830,848	(17)	1.8%

Vice Chairman of PREIT since 2004. President and Secretary, PREIT Services, LLC and PREIT-RUBIN, Inc. from 1997 to 2004. Board Member of Elwyn Institute. Chairman of the Board of Thorncroft Therapeutic Horseback Riding, Inc. Trustee emeritus of Lafayette College. Former treasurer of the Philadelphia Vietnam Veterans Memorial Committee. Appointed by former President George W. Bush to the Veterans Committee on Education.

Mr. Rubin has been engaged in all aspects of real estate acquisition, development and management since joining The Rubin Organization following his military service. The Rubin Organization was acquired by PREIT in 1997, and Mr. Rubin serves as the principal executive of PREIT in the areas of property acquisition and disposition and ground-up development. He also serves as a member of the Office of the Chair. Mr. Rubin adds to the depth of the knowledge of the Board of Trustees concerning the core operations of PREIT, particularly regarding real estate investment and development and project planning and finance.

Ronald Rubin(8)(1 6 ) Age: 78 Trustee since: 1997	1,804,983	(1 8 )	3.9%

Chairman of PREIT since 2001. Chief Executive Officer of PREIT since 1997. Chairman and Chief Executive Officer of The Rubin Organization, Inc. (renamed PREIT-RUBIN, Inc. upon acquisition by PREIT in 1997) from 1992 to 1997. Trustee of International Council of Shopping Centers. Past Chairman of Center City District and past Chairman of the Greater Philadelphia Chamber of Commerce. Director of PECO Energy Company, a subsidiary of Exelon Corporation. Director of the Regional Performing Arts Center. Past President of Jewish Federation of Greater Philadelphia. Co-Chairman of the National Museum of American Jewish History and served on the boards of the Franklin Institute, the Philadelphia Orchestra and the United Jewish Appeal.

Mr. Rubin has been engaged in real estate ownership, development and management for his entire adult life and is widely recognized as a leader in the industry. Prior to his election as Chief Executive Officer of PREIT, Mr. Rubin was chief executive officer of The Rubin Organization, which was acquired by PREIT in 1997. PREIT acquired The Rubin Organization, in significant part, to secure the leadership and extensive real estate industry knowledge, experience and relationships of Mr. Rubin and the team of executives that he had assembled. Mr. Rubin brings to the Board of Trustees extensive business experience, effective leadership and an unparalleled knowledge of PREIT, its properties and the real estate industry.

Non-Trustee Executive Officers	Shares Beneficially Owned on March 31, 2010(1)
Principal Occupation and Affiliations	Number		Percent of Class(2)
Jonathen Bell Age: 42	35,888	(19)	*

Senior Vice President of PREIT since 2007. Chief Accounting Officer of PREIT since 2006. Vice President-Financial Services of PREIT from 1999 to 2007. From 2003 to 2006, Corporate Controller of PREIT. From 1997 to 1999, controller of Washington REIT in Rockville, Maryland.

Bruce Goldman Age: 51	62,026	(20)	*

Executive Vice President and General Counsel of PREIT since 2002, and Secretary of PREIT since 2005. From 2001 to 2002, Senior Vice President-General Counsel of PREIT. From 2000 to 2001, Senior Vice President-Legal of PREIT. From 1997 to 2000, Vice President of New City Development, the development subsidiary of Mirage Resorts, Inc.

Douglas S. Grayson Age: 51	94,561	(21)	*

Executive Vice President-Development of PREIT since 2002. Executive Vice President-Development of PREIT-RUBIN, Inc. from 1998 to 2002. From 1997 to 1998, Vice President of PREIT-RUBIN, Inc.

Jeffrey A. Linn Age: 61	93,547	(22)	*

Executive Vice President-Acquisitions of PREIT since 2001. From 1995 to 2001, Senior Vice President-Acquisitions of PREIT. Secretary of PREIT from 1995 to 2005.

Robert F. McCadden Age: 52	153,246	(2 3 )	*

Executive Vice President and Chief Financial Officer of PREIT since 2004. From 2002 to 2004, Partner of KPMG LLP. From 1993 to 2002, Partner of Arthur Andersen LLP.

All Trustees and executive officers as a group (18 persons)	5,133,095	(2 4 )	11.0%

*	Less than one percent.

(1)	Unless otherwise indicated in the following footnotes, each trustee and executive officer has sole voting and investment power with respect to all such shares.

(2)	Based on 44,954,028 common shares of beneficial interest outstanding as of March 31, 2010.

(3)	Includes 2,000 shares that Ms. Bern owns directly and 1,250 shares subject to options that become exercisable within 60 days. Excludes 3,750 shares subject to exercisable options that will vest in three equal annual installments beginning in May 2011.

(4)	Includes 41,317 shares that Mr. Cohen owns directly, 37,056 shares owned by an Indenture of Trust of which Mr. Cohen is a beneficiary, 243,944 shares owned by the Deed of Trust of Sylvan M. Cohen of which Mr. Cohen is a future beneficiary, 153,713 shares owned by the Sylvan M. Cohen Charitable Remainder Trust of which Mr. Cohen is a trustee and 5,000 shares subject to exercisable options. Mr. Cohen has shared voting and investment power with respect to the 153,713 shares owned by the Sylvan M. Cohen Charitable Remainder Trust.

(5)	Includes 144,459 shares that Mr. Coradino owns directly, 5,992 Class A units of limited partnership interest in PREIT Associates, L.P. that Mr. Coradino owns directly, 76,404 Class A units of limited partnership interest in PREIT Associates, L.P. held by Mr. Coradino’s spouse, and 27,183 Class A units held by a grantor retained annuity trust of which Mr. Coradino is a trustee and Mr. Coradino’s spouse is a beneficiary. Class A units are redeemable for cash or, at PREIT’s option, for a like number of shares. Mr. Coradino disclaims beneficial ownership of the Class A units held by or for the benefit of his spouse.

(6)	Includes 5,857 shares that Mr. D’Alessio owns directly and 5,000 shares subject to exercisable options.

(7)	Includes 216,774 shares that Mr. Glickman owns directly, 46,708 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares, and 100,000 shares subject to exercisable options.

(8)	In accordance with an agreement that PREIT entered into in connection with its 1997 acquisition of The Rubin Organization, Inc., the Board of Trustees of PREIT elected Ronald Rubin, George F. Rubin and Rosemarie B. Greco as trustees of PREIT in 1997 to fill the vacancies created by the resignations of three former trustees. Ronald Rubin and George F. Rubin are brothers.

(9)	Includes 11,000 shares that Ms. Greco owns directly and 2,500 shares subject to exercisable options.

(10)	Includes 425,188 shares that Mr. Korman owns directly, 420 shares owned by Mr. Korman’s spouse, 114,619 shares held in trusts of which Mr. Korman is a co-trustee, 19,328 shares held in trusts of which Mr. Korman is a co-trustee and the sole beneficiary and 2,500 shares subject to exercisable options. Mr. Korman disclaims beneficial ownership of the 114,619 shares held in trusts of which Mr. Korman is a co-trustee and the 420 shares owned by Mr. Korman’s spouse.

(11)	Includes 9,000 shares that Mr. Lubert owns directly and 5,000 shares subject to exercisable options.

(12)	In accordance with the merger agreement between PREIT and Crown American Realty Trust, PREIT expanded the size of its Board of Trustees by two in December 2003 and elected Messrs. Pasquerilla and Mazziotti, who were members of Crown’s board at the time of the merger, to fill the vacancies created by the expansion.

(13)	Includes 2,334 shares that Mr. Mazziotti owns directly, 7,752 shares as to which Mr. Mazziotti shares voting and investment power with his spouse and 5,000 shares subject to exercisable options.

(14)	Includes 4,832 shares that Mr. Pasquerilla owns directly, 5,000 shares subject to exercisable options, 45,211 shares held by Marenrico Partnership, and 401,914 shares held by Pasquerilla, LLC, an entity controlled by Mr. Pasquerilla. All of the shares held by Pasquerilla, LLC are pledged as collateral to First Commonwealth Bank. 33,575 shares held by Marenrico Partnership are pledged as collateral to Merrill Lynch with respect to a margin account.

(15)	Includes 7,059 shares that Mr. Roberts owns directly and 5,000 shares subject to exercisable options.

(16)	The employment agreements between PREIT and each of Ronald Rubin and George F. Rubin provide that, during the term of their respective employment agreements, the Board of Trustees shall nominate Ronald Rubin and George F. Rubin, respectively, as a candidate for election to the Board of Trustees at each annual meeting at which his term as a trustee is scheduled to expire.

(17)

Includes 195,453 shares that George Rubin owns directly, 97,999 shares held by a trust of which George Rubin is a trustee, 27,800 shares held by the Non-QTIP Marital Trust under the Will of Richard I. Rubin, of which Ronald Rubin and George Rubin are beneficiaries (the “Marital Trust”), 7,834 shares held by a trust of which George Rubin is a trustee and beneficiary, 5,750 shares held by trusts of which George Rubin is a trustee, 900 shares held by a trust, the beneficiary of which is George Rubin’s daughter, and 1,063 shares held by George Rubin’s spouse. George Rubin disclaims beneficial ownership of all the shares owned by his spouse and of all the shares held in trust, except for those shares held by a trust of which he is also a beneficiary. Also includes 494,049 Class A units of limited partnership interest in PREIT Associates, L.P. (86,934 of which are held by the Marital Trust and 200,000 of which are held by grantor retained annuity trusts of which George Rubin is a trustee) that are redeemable for cash or, at PREIT’s option, for a like number of shares. Excludes 5,227 Class A units held by Pan American Office Investments, L.P. George Rubin holds limited partnership interests in Pan American Office Investments, L.P.

(18)	Includes 667,067 shares that Ronald Rubin owns directly, 27,800 shares held by the Marital Trust, 5,000 shares held by a trust of which Ronald Rubin is a trustee and beneficiary, 8,584 shares held by trusts of which Ronald Rubin is a trustee, and 1,096,532 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares, 86,934 of which are held by the Marital Trust and 5,227 of which are held by Pan American Office Investments, L.P. Ronald Rubin controls and holds substantial ownership interests in Pan American Office Investments, L.P.

(19)	Mr. Bell directly owns all 35,888 shares.

(20)	Mr. Goldman directly owns all 62,026 shares.

(21)	Includes 45,957 shares that Mr. Grayson owns directly, 24,687 shares as to which he shares voting and investment power with his spouse and 23,917 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares.

(22)	Mr. Linn directly owns 93,547 shares and shares voting and investment power with his spouse as to 514 shares.

(23)	Mr. McCadden directly owns 134,602 shares and shares voting and investment power as to 18,644 shares with his spouse.

(24)	Includes 3,312,994 shares held directly or indirectly, 136,250 shares subject to exercisable options and an aggregate of 1,683,851 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares. In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in this total.

Required Vote

With respect to the election of trustees, assuming a quorum is present, and subject to the majority voting provisions of our corporate governance guidelines described below, the 13 nominees receiving the highest number of votes cast at the Annual Meeting will be elected trustees. If you mark your proxy as “Withhold Authority” in the election of any of the trustees, or if you give specific instructions that no vote be cast in the election of any of the trustees, the shares represented by your proxy will not be voted in the election of such trustee(s), but will count toward the establishment of a quorum.

Pursuant to PREIT’s corporate governance guidelines, if any nominee for trustee receives a greater number of “Withhold Authority” responses regarding his or her election than votes “FOR” his or her election, that nominee will be required to promptly tender his or her resignation to the Nominating and Governance Committee of the Board of Trustees following certification of the shareholder vote. The Nominating and Governance Committee of the Board of Trustees will consider the resignation offer and recommend to the Board of Trustees whether or not to accept it. The Board of Trustees will act on the Nominating and Governance Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board of Trustees will promptly disclose its decision as to whether to accept the trustee’s resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release to be disseminated in the manner that PREIT’s press releases typically are distributed or by other means of public disclosure.

Any trustee tendering his or her resignation pursuant to the procedures described above will not participate in the Nominating and Governance Committee recommendation or any other action of the Board of Trustees regarding whether to accept the resignation offer. If each member of the Nominating and Governance Committee received a majority of votes marked “Withhold Authority” in the same election, then the independent members of our Board of Trustees who did not receive a majority of votes marked “Withhold Authority” will appoint a committee among themselves (which may consist of some or all of them) to consider the resignation offers and recommend to the Board of Trustees whether to accept them.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the election of each of the individuals named in this proxy statement and nominated for election as trustees by our Board of Trustees.

PROPOSAL TWO —

APPROVAL OF THE AMENDED AND RESTATED

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2003 EQUITY INCENTIVE PLAN

On April 19, 2010, PREIT’s Board of Trustees, upon recommendation of its Executive Compensation and Human Resources Committee (the “Compensation Committee”), approved the Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (the “Restated Plan”), subject to shareholder approval at the Annual Meeting. The Restated Plan was adopted by the Board of Trustees to increase the number of PREIT common shares available under the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (as currently in effect, the “Original Plan”), and to make certain additional changes discussed below. The Original Plan was adopted by PREIT’s Board of Trustees on July 24, 2003, was amended by PREIT’s Board of Trustees on September 30, 2003 and was approved by PREIT’s shareholders on November 11, 2003. The Original Plan was further amended by PREIT’s Board of Trustees on December 20, 2007 and on December 23, 2008. If the Restated Plan is not adopted by our shareholders, the Original Plan will remain in effect. Set forth below is a general description of the Restated Plan. The description is qualified in its entirety by reference to the Restated Plan, which is attached as Appendix A to this Proxy Statement.

The objective of the Restated Plan, like the Original Plan, is to advance the long-term interests of PREIT and our shareholders by strengthening PREIT’s ability to attract and retain key individuals who have the desired training, experience and expertise. The goal is also to furnish additional incentives to such key individuals to promote PREIT’s success by providing them with an equity ownership interest in PREIT and/or cash awards based on equity in PREIT. The Board of Trustees has adopted the Restated Plan and submitted it to the shareholders in this proposal because the number of shares remaining available under the Original Plan, which has not been increased since the Original Plan was initially approved by shareholders in 2003, is insufficient to continue to accomplish the objectives of the Original Plan.

Changes in the Restated Plan as Compared to the Original Plan and Key Features of the Restated Plan

Increase in Shares Available under the Restated Plan. The Original Plan made 2,500,000 shares available beginning in 2003 for grant and delivery, subject to any future adjustments for share splits and similar events. PREIT has not sought shareholder approval to add shares to the Original Plan since that time. As of March 31, 2010, there were 370,835 shares remaining available under the Original Plan. If approved by the shareholders, the Restated Plan will increase the number of shares available for grant and delivery by 900,000 shares, and there will be 1,270,835 shares available for grant and delivery under the Restated Plan. The 900,000 additional shares, together with the 370,835 shares that remain outstanding under the Original Plan, are intended to satisfy PREIT’s employee and trustee equity award needs for the next few years.

In addition to the Original Plan, PREIT maintains the 2008 Restricted Share Plan for Non-Employee Trustees (the “Trustee Plan”), which, when adopted, made 60,000 shares available for grant and delivery to non-employee trustees only. As of March 31, 2010, there were 31,000 shares remaining available under the Trustee Plan. Rather than add additional shares to this plan, after all remaining shares under the Trustee Plan have been delivered, PREIT intends that the grant and delivery of shares to all PREIT non-employee trustees in the future will be effected under the Restated Plan. Hence, Section 7.3 of the Restated Plan will provide for the automatic annual grant of restricted shares to non-employee trustees in an amount to be determined by the Board. Under Section 7.3, the non-employee trustees are only granted automatic annual awards of restricted shares.

As of March 31, 2010, under the Restated Plan and the Trustee Plan, the maximum aggregate number of shares available for future grants was 401,835 shares. In addition, under all plans, in the aggregate, there were 1,126,536 unvested restricted shares outstanding, and outstanding options to purchase 144,793 shares. The weighted average exercise price of these options is $20.59, and the weighted average remaining term is 1.58 years.

As of March 31, 2010 and the record date of April 9, 2010, there were 44,954,028 shares of PREIT outstanding, and there were 2,328,554 units of limited partnership interest in PREIT Associates, L.P., PREIT’s operating partnership, outstanding, which are redeemable for cash or, at PREIT’s option, for a like number of shares.

Extension of the Plan Term. The Original Plan does not permit the grant of Incentive Stock Options (“ISOs”) after July 23, 2013. If approved by the shareholders, the Restated Plan will not permit the grant of ISOs after June 3, 2020, which is the tenth anniversary of the 2010 Annual Meeting of Shareholders.

Change in Control Provisions. The Restated Plan provides that a change in control of PREIT requires the consummation of a transaction, not just the approval of a transaction by shareholders.

No Repricing. The Restated Plan maintains the prohibition under the Original Plan that prevents the reduction of the exercise price of any granted share options or share appreciation rights without shareholder approval.

No Discount Awards. As under the Original Plan, awards under the Restated Plan that have an exercise price will not be granted with an exercise price less than the fair market value on the date of grant.

Summary of the Restated Plan

Purpose. As noted above, the objective of the Restated Plan is (i) to advance the long-term interests of PREIT and our shareholders by strengthening PREIT’s ability to attract and retain key individuals who have the desired training, experience and expertise, and (ii) to furnish additional incentives to such key individuals to promote PREIT’s success by providing them with an equity ownership interest in PREIT and/or cash awards based on equity in PREIT.

Eligible Participants. Non-employee trustees, officers and other employees of PREIT and our related corporations and subsidiary entities are eligible for awards under the Restated Plan. However, non-employee trustees and other individuals who are not employees of PREIT itself or a related entity are not eligible to receive ISOs under the Restated Plan. Currently, ten non-employee trustees (nine, assuming all nominated trustees are elected), nine executive officers and approximately 712 employees of PREIT and our related corporations and subsidiary entities are potentially eligible for awards.

Maximum Number of Shares. Subject to any future adjustments for share splits and similar events, the total number of shares (issued pursuant to options, restricted shares, performance shares or otherwise) that may be issued under the Restated Plan is 3,400,000, of which 1,270,835 will remain available for grant and delivery under the Restated Plan, subject to the terms of the Restated Plan. No officer or other key employee may receive options and/or share appreciation rights for more than 250,000 shares during any calendar year under the Restated Plan. If an award that requires exercise by the participant in order for shares to be delivered terminates without having been exercised in full, if an award payable in cash or shares is paid in cash rather than in shares, if any shares that are subject to an award are forfeited or if any shares are not delivered to a participant because the shares are withheld for the payment of withholding taxes on or the satisfaction of the exercise price of an award, the number of shares as to which such award was not exercised, for which cash was paid in lieu thereof, which were forfeited or which were withheld for the payment of withholding taxes or in satisfaction of the award’s exercise price will continue to be available for future awards.

Types of Awards. PREIT may make the following types of awards to participants under the Restated Plan:

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Options. The Restated Plan permits the Compensation Committee to grant options that qualify as ISOs under the Internal Revenue Code (the “Code”), and nonqualified stock options, or NQSOs, that do not so qualify. Only officers or other key employees of PREIT or a related corporation may receive ISOs. The Compensation Committee also determines the exercise price of each option; however, the exercise price of an ISO or an NQSO may not be less than 100% of the fair market value of the underlying shares on the date of grant (110% in the case of an ISO granted to a greater-than-10% shareholder). The exercise price of any option may not be less than the par value of a PREIT common share. The Compensation Committee may not reduce the exercise price of an option after it is granted. For more information regarding prohibitions on repricing, see “No Repricing” below.

The term of each option will be fixed by the Compensation Committee, but may not exceed 10 years from the date of grant (five years in the case of an ISO granted to a greater-than-10% shareholder). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee.

The exercise price of an option granted under the Restated Plan must be paid in full in cash or by check, bank draft, or money order or, if the terms of the option permit, by shares that have been held by the participant for a period of time as required to be considered “mature” for accounting purposes, by delivery of an irrevocable undertaking by a broker to deliver promptly to PREIT sufficient funds to pay the exercise price, by any combination of the foregoing or by such other means as the Compensation Committee may approve.

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Share Appreciation Rights. The Compensation Committee may grant share appreciation rights, either alone or in tandem with options, entitling the participant upon exercise to receive an amount in cash and/or shares (as determined by the Compensation Committee), measured by the increase since the date of grant in the value of the shares covered by such right. The exercise price of a share appreciation right may not be less than 100% of the fair market value of a PREIT common share on the date of grant. Share appreciation rights granted in tandem with options will be exercisable only at such time(s), and to the extent, that the related option is exercisable and will terminate upon the exercise of the related option. The Compensation Committee may accelerate the date(s) on which share appreciation rights not granted in tandem with options may be exercised.

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Restricted Shares. The Compensation Committee may grant shares to participants without payment, but subject to such restrictions as the Compensation Committee may determine (including the requirement that the participant meet certain individual performance goals and/or that PREIT meet certain corporate performance goals; see “Performance Shares” below for the business criteria that may be used by the Compensation Committee to create the measures for the performance goals). The Compensation Committee may accelerate the date(s) on which the restrictions will lapse. Prior to the lapse of restrictions on time based restricted shares, the participant will have voting and dividend rights with respect to the shares, unless the Compensation Committee determines otherwise.

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Performance Shares. The Compensation Committee may grant awards entitling a participant to receive shares without payment, provided that certain performance goal(s) are met. Prior to the determination as to whether performance goals are met, the participant will not receive dividends with respect to the performance shares. The awards may be in the form of restricted share units (“RSUs”). The Compensation Committee will use one or more of the following business criteria to create the measures for the performance goals for awards intended to satisfy the requirements for exemption from the tax deductibility requirements of Section 162(m) of the Code: funds from operations, total return to shareholders, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of shares, economic value added, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other individuals or companies or an index.

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Contract Shares. The Compensation Committee may grant awards entitling a participant to receive shares without payment, provided the participant continues to provide services to PREIT or to one of PREIT’s subsidiary entities through the date specified in the award agreement. In such case, delivery of the shares will be conditioned on the participant’s continuous provision of services through the date specified.

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Bonus Shares. The Compensation Committee may grant awards entitling a participant to receive shares without payment as a bonus for services rendered by the participant to PREIT or to one of PREIT’s subsidiary entities.

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Dividend Equivalent Rights. The Compensation Committee may grant awards that entitle the participant to receive a benefit in lieu of cash dividends that would be payable on any or all shares subject to another award granted to the participant, or that would be payable on a number of notional shares unrelated to any other award, in either case had such shares been outstanding.

New Plan Benefits

The amounts that will be awarded under the Restated Plan cannot currently be determined because awards made by the Compensation Committee are based on several factors, as described in “Additional Information—Executive Compensation—Compensation Discussion and Analysis.” Because the terms of the Restated Plan are substantially similar to the terms under the Original Plan, the following table shows the grant date fair value and number of shares subject to awards that were received by PREIT’s executive officers, non-employee trustees and employees that are not executive officers of PREIT for the fiscal year ended December 31, 2009 pursuant to the Original Plan.

Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan

Name and Position	Grant Date Fair Value ($)(1)	Number of Shares
Ronald Rubin — Chairman and Chief Executive Officer and Trustee	519,877	140,888
Edward A. Glickman — President and Chief Operating Officer and Trustee	326,631	88,518
George F. Rubin — Vice Chairman and Trustee	285,643	77,410
Joseph F. Coradino — President PREIT Services, LLC and PREIT — RUBIN, Inc. and Trustee	285,643	77,410
Robert F. McCadden — Executive Vice President and Chief Financial Officer	249,459	67,604
Executive officers as a group (nine individuals)	2,008,692	544,361
Non-employee trustees as a group (10 individuals)	108,400	20,000
Non-executive officer employees as a group	899,409	212,912

(1)	The dollar values shown in this table are based on the average of the high and low sales price of a PREIT common share on the date of grant.

Transferability. No ISO granted under the Restated Plan may be transferred other than by will or by the laws of descent and distribution. No award other than an ISO may be transferred, except as permitted in the participant’s award agreement or by will or the laws of descent and distribution. During a participant’s lifetime, an award requiring exercise may be exercised only by the participant (or in the event of the participant’s incapacity, the person(s) legally appointed to act on the participant’s behalf).

Treatment of Awards upon Termination of Employment or Service. If a participant’s employment or service terminates for any reason, including death or disability, all options and share appreciation rights then held by the participant that were not exercisable immediately prior to such termination of employment or service will terminate on that date. Upon a termination of employment or service due to death or disability, exercisable options or share appreciation rights that were exercisable will remain exercisable for one year from the date of termination. Upon a termination of employment or service for any other reason, options or share appreciation rights that were or become exercisable will generally continue to be exercisable for three months. Notwithstanding the post-termination exercise periods described above, no option or share appreciation right may be exercised beyond its original term.

If the employment or service of a participant who holds restricted shares is terminated for any reason, including death or disability, prior to the lapse of the restrictions, the participant must forfeit the restricted shares to PREIT. Rights under a performance award, contract shares and dividend equivalent rights to which a participant has not become irrevocably entitled will terminate upon the participant’s death, retirement, or other termination of employment or service with PREIT.

Notwithstanding the provisions described above, the Compensation Committee may, in the applicable award agreement, a participant’s employment agreement or otherwise, provide for different treatment of the effect of termination on outstanding awards.

Adjustments in Shares. In the event of a share dividend, share split, reverse split, or similar change in the capitalization of PREIT, proportionate adjustments will be made to the maximum number of shares that may be delivered under the Restated Plan, the exercise price of and number of shares subject to outstanding awards and the maximum number of shares subject to options or share appreciation rights granted to a single employee during any calendar year.

No Repricing. Repricing of options and share appreciation rights is not permitted without the approval of our shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an option or a share appreciation right to lower its exercise price (other than on account of capital adjustments, as described in “—Adjustments in Shares,” above); (2) any other action that is treated as a “repricing” under generally accepted accounting principles; and (3) repurchasing for cash or canceling an option or share appreciation right in exchange for another award at a time when its exercise price is greater than the fair market value of the underlying shares, unless the cancellation and exchange occurs in connection with an event described in “—Certain Corporate Transactions” below.

Certain Corporate Transactions. In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation), each outstanding award will be assumed by the surviving or successor entity. However, in the event of a proposed corporate transaction, the Compensation Committee may terminate all or a portion of any outstanding award, effective upon the closing of the corporate transaction, if it determines that doing so is in the best interest of PREIT. If so, the Compensation Committee will give each participant holding an option or a share appreciation right to be terminated not less than seven days’ notice prior to the termination, and any option or share appreciation right that is to be terminated may be exercised (to the extent it is then exercisable) before the termination. Further, in the event of a corporate transaction, the Compensation Committee, in its discretion, may (1) accelerate the date on which options and share appreciation rights become exercisable, (2) remove restrictions from the outstanding restricted shares, (3) cause the delivery of any performance shares, even if the associated performance goals have not been met, (4) cause the delivery of any contract shares, even if the dates specified in the participant’s award agreement have not been reached, and/or (5) cause the payment of any dividend equivalent rights. The Compensation Committee may, in lieu of the action described above, arrange to have the surviving or acquiring entity grant to participants a replacement award substantially equivalent to the award.

Withholding Requirements. The Compensation Committee may require that the participant either remit to PREIT an amount necessary to satisfy the withholding requirements arising in connection with the grant, exercise or settlement of awards or make other satisfactory arrangements (including, if the Compensation Committee so permits, the holding back of shares from payments under the award).

Discontinuance, Cancellations, Amendment and Termination. The Compensation Committee may at any time discontinue granting awards under the Restated Plan. The Board of Trustees may at any time amend the Restated Plan for any purpose, or may at any time terminate the Restated Plan, except that the following amendments may not be made without the approval of the shareholders of PREIT: (1) an increase in the maximum number of shares with respect to which ISOs may be granted under the Restated Plan, (2) a change in the class of employees eligible to receive ISOs under the Restated Plan, (3) an extension of the duration of the Restated Plan with respect to ISOs, (4) any amendment to the Restated Plan requiring shareholder approval under the $1 million deduction limit on compensation in Section 162(m) of the Code, and (5) any amendment to the Restated Plan requiring shareholder approval under applicable New York Stock Exchange rules or as required by any other applicable law, rule or regulation. Further, the Compensation Committee may amend any outstanding award (other than an amendment that would lower the exercise price of an option or lower the starting value of a share appreciation right), provided that no such amendment may adversely affect the rights of any participant without the participant’s consent.

Market Value. As of March 31, 2010, the per share closing sale price of PREIT common shares on the New York Stock Exchange was $12.47.

Certain Tax Matters. The following is a brief summary of the principal federal income tax consequences under current law of awards under the Restated Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences or withholding and other payroll tax matters.

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Incentive Stock Options. If the requirements of Section 422 of the Code are met, an optionee recognizes no income upon the grant or exercise of an ISO (except that the spread at the time of exercise of an ISO is treated as a preference item for alternative minimum tax purposes). The optionee will recognize ordinary income, however, in the event of a “disqualifying disposition” (which is, generally, a disposition within 12 months of the date of exercise of the ISO) of shares acquired pursuant to the exercise of the ISO.

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Nonqualified Stock Options. To the extent options, when granted, are NQSOs, or to the extent options, when granted, are intended to be ISOs but fail to qualify as such, an optionee recognizes no income at the time the NQSO is granted. Upon exercise of the NQSO, the optionee recognizes ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the PREIT common shares subject to the option over the exercise price.

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Share Appreciation Rights. A recipient of share appreciation rights will generally recognize ordinary income on account of those rights at such time as the recipient receives cash or an issuance of shares pursuant to the rights. The amount of that income will equal the amount of cash or the fair market value of the shares at that time, as the case may be.

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Restricted Shares. If a recipient of restricted shares files with the Internal Revenue Service an election under Section 83(b) of the Code within 30 days of the grant of the shares, the recipient will generally recognize ordinary income equal to the fair market value of those shares as of the date of grant. Alternatively, if the recipient chooses not to file such an election, the recipient will instead recognize ordinary income at such time, if any, as the risk of forfeiture with respect to the shares lapses, and the amount of that income will equal the fair market value of the shares at that time.

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Performance, Contract and Bonus Shares. A recipient of performance, contract or bonus shares will generally recognize ordinary income equal to the fair market value of those shares as of the date that the recipient earns or receives them.

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Tax Consequences to PREIT. PREIT Associates, L.P. will generally be entitled to compensation expense deductions that correspond in timing and amount to the ordinary income recognized by the recipients of awards under the Restated Plan, regardless which kinds of awards are involved. PREIT will be entitled to its allocable share of any such deductions. In the case of certain executive officers of a public company, Section 162(m) of the Code will disallow a deduction for compensation expense over $1 million that is paid to any one such individual in a single year, excluding, among other things, performance-based compensation. Such a disallowance should not apply, however, to the compensation expense deductions resulting from the Restated Plan, because those deductions are deductions of PREIT Associates, L.P., not PREIT, and they relate to compensation of employees of PREIT Associates, L.P. and its subsidiaries. Moreover, the compensation attributable to options, share appreciation rights and certain other awards granted under the Restated Plan would also qualify as performance-based compensation and therefore not be subject to the $1 million deduction limit even if that limit were otherwise applicable.

Required Vote

Assuming a quorum is present, the proposal to approve the Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. In addition, under NYSE listing requirements, the proposal will only be approved if a majority of the shares outstanding and entitled to vote on the proposal are cast. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the approval of the Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan.

PROPOSAL THREE —

APPROVAL OF THE AMENDED AND RESTATED

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST EMPLOYEE SHARE PURCHASE PLAN

On April 19, 2010, PREIT’s Board of Trustees, upon recommendation of the Compensation Committee, approved the Amended and Restated Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan, formerly known as the Pennsylvania Real Estate Investment Trust Qualified Employee Share Purchase Plan (the “Restated ESPP”), subject to shareholder approval at the 2010 Annual Meeting of Shareholders. The Pennsylvania Real Estate Investment Trust Qualified Employee Share Purchase Plan (as amended and currently in effect, the “Original ESPP”), was initially adopted by the Board on October 13, 1998, amended by the Board effective April 1, 1999, and approved by the shareholders on April 29, 1999. The Original ESPP was further amended by the Board effective September 30, 2009. As of March 31, 2010, there were 23,270 shares remaining available for issuance under the Original ESPP. Set forth below is a general description of the Restated ESPP. The description is qualified in its entirety by reference to the Restated ESPP which is attached as Appendix B to this Proxy Statement.

Summary of the Restated ESPP

Purpose. The purpose of the Restated ESPP is to encourage share ownership by all eligible employees by providing them the opportunity to acquire a proprietary interest (or increase their proprietary interest) in PREIT through the grant of options to purchase shares (“Options”).

Administration, Amendment and Termination. The Compensation Committee administers the Restated ESPP, and has full and final authority to interpret the Restated ESPP and to make, amend and rescind rules relating to the Restated ESPP. The Compensation Committee may amend or terminate the Restated ESPP at any time after January 1, 2011, upon 10 days notice to employees. The Restated ESPP may not be amended to increase the number of shares subject to the Restated ESPP or to change the class of employees eligible to receive Options under the Restated ESPP without shareholder approval.

Eligibility. Persons eligible to receive Options for a calendar year are those employees of PREIT, PREIT Services, LLC or a designated entity who are customarily employed for more than 20 hours per week and for more than five months in any calendar year. Only employees who have been employed by PREIT, PREIT Services, LLC or a designated entity for at least six months and are employed by PREIT, PREIT Services, LLC or a designated entity on the date their participation in the Restated ESPP is to begin will be eligible.

No Option may be granted under the Restated ESPP to any employee if the shares which such employee has a right to acquire under the Option will aggregate, together with all shares then held by the employee and all other shares which he or she has rights to acquire under outstanding incentive and nonqualified stock options, 5% or more of the total combined voting power or value of all classes of then outstanding shares of PREIT or shares of a subsidiary corporation (if any).

Shares. There were 82,000 shares available for issuance under the Original ESPP, of which there are 23,270 shares remaining. If approved by the shareholders, the Restated Plan will increase the number of shares available for issuance by 250,000 shares, and there will be 273,270 shares available for issuance under the Restated Plan. Shares issued under the Restated ESPP may be (i) authorized but unissued shares, (ii) reacquired shares, or (iii) shares bought in the market. In the event there is any change in the shares of PREIT through a subdivision or consolidation or the payment of a share dividend or any other similar change in the capitalization of PREIT, without receipt of consideration by PREIT, then the Compensation Committee will make appropriate adjustments in the number of shares available for purchase under the Restated ESPP, and to the purchase price and the number of shares subject to any purchase rights which have not yet been exercised, and will take any further action that it determines in its discretion may be necessary or appropriate.

Grant of Option. On the first day of each January, a participating employee will be granted an Option, exercisable in installments on the last business day of each purchase period during the year. There will be four purchase periods — coinciding with the calendar quarters (January — March, April — June, July —September, and October — December) — during each calendar year.

The number of shares purchasable by an employee for a purchase period is determined by dividing the employee’s accumulated payroll deductions for the purchase period by the per-share exercise price of the Option installment for such purchase period. However, the aggregate number of full and fractional shares purchasable by a participating employee under an Option for a calendar year may not exceed the lesser of (i) 2,000, or (ii) the number determined by dividing $25,000 by the fair market value of a share on the last business day of the preceding calendar year. The per-share fair market value shall be the average between the highest and lowest quoted selling prices of the shares as reported on the New York Stock Exchange on the applicable date.

The exercise price per share of the Option exercisable on the last business day of a purchase period shall be the lower of (i) 85% of the per-share fair market value of the shares on the last business day of the preceding calendar year, or (ii) 85% of the per-share fair market value of the shares as of the applicable exercise date.

Participation. Eligible employees may elect to participate in the Restated ESPP by making payroll deductions for each calendar year. At the time of completing an authorization for payroll deduction, the participating employee may elect to have deducted from his or her pay between 1% and 10% (inclusive) of his or her compensation from PREIT, PREIT Services, LLC or a designated entity for the calendar year. Payroll deductions made under the Restated ESPP will be held as general assets of PREIT, PREIT Services, LLC or a designated entity and will not be credited with interest.

Exercise of Option. On the exercise date (i.e., the last business day) of each purchase period, a participating employee will be automatically deemed to have exercised his or her Option installment for that purchase period at the exercise price described in “Grant of Option” above, unless an election to withdraw all accumulated payroll deductions has been made. Upon the exercise of the Option, amounts in the participating employee’s account will be applied to purchase the number of full and fractional shares purchasable with the employee’s accumulated payroll deductions, subject to the limits described in “Grant of Option” above. Any remaining unapplied funds in a participating employee’s account at the end of a purchase period will be returned to the employee.

Rights as a Shareholder. An employee will have no rights as a shareholder with respect to any shares covered by his or her Option until the date the Option is exercised in accordance with the terms of the Restated ESPP.

Certain Federal Income Tax Consequences. The federal income tax consequences of the Restated ESPP under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Restated ESPP and is intended for general information only. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

For federal income tax purposes, a participant in the Restated ESPP will not have taxable income upon the grant of an Option under the terms of the Restated ESPP. The participant will realize ordinary income upon purchasing shares under the Restated ESPP equal to the amount by which the fair market value of the shares on the purchase date exceeds the purchase price, and PREIT and/or PREIT Associates L.P. will receive a similar deduction. The purchase price plus the amount of ordinary income realized will equal the participant’s basis in the shares.

The foregoing summarizes the principal United States federal income tax consequences to PREIT and to participants who are residents of the United States. The summary is based on the current provisions of the Code and the regulations thereunder and on PREIT’s understanding, in consultation with its legal counsel, of the current administrative practices of the Internal Revenue Service. Participants are advised to obtain independent advice from their own tax advisors.

New Plan Benefits

The amounts that will be awarded under the Restated ESPP cannot currently be determined because they will be based on the decisions of the individual participants. Because the terms of the Restated ESPP are substantially similar to the terms under the Original ESPP and the prior Non-Qualified Employee Share Purchase Plan, the following table shows the dollar value of the shares acquired on the date of purchase and number of shares subject to options exercised by PREIT’s executive officers, non-employee trustees and employees that are not executive officers of PREIT for the fiscal year ended December 31, 2009 pursuant to the Original Plan or the prior Non-Qualified Employee Share Purchase Plan.

Name and Position	Dollar Value ($)(1)	Number of Shares
Ronald Rubin — Chairman and Chief Executive Officer and Trustee	0	0
Edward A. Glickman — President and Chief Operating Officer and Trustee	0	0
George F. Rubin — Vice Chairman and Trustee	0	0
Joseph F. Coradino — President PREIT Services, LLC and PREIT — RUBIN, Inc. and Trustee	4,699	1,128
Robert F. McCadden — Executive Vice President and Chief Financial Officer	0	0
Executive officers as a group (nine individuals)	19,494	5,128
Non-employee trustees as a group (10 individuals)	0	0
Non-executive officer employees as a group	487,252	97,089

(1)	The Dollar Value is the fair value of the shares acquired using payroll deductions on the date of purchase.

Required Vote

Assuming a quorum is present, the proposal to approve the Amended and Restated Employee Share Purchase Plan will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. In addition, under NYSE listing requirements, the proposal will only be approved if a majority of the shares outstanding and entitled to vote on the proposal are cast. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the approval of the Amended and Restated Employee Share Purchase Plan.

PROPOSAL FOUR —

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Trustees has selected KPMG LLP as PREIT’s independent auditor to perform the audit of our financial statements for 2010. KPMG is a registered independent public accounting firm and served as our independent auditor for the year ended December 31, 2009. A representative of KPMG is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will be given an opportunity to make a statement, if the representative so desires.

Although shareholder ratification of our selection of KPMG as our independent auditor is not required by our by-laws or otherwise, the Board of Trustees is submitting the selection of KPMG to our shareholders for ratification as a matter of good corporate practice. Despite ratification, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of PREIT. If KPMG is not ratified, the Audit Committee, in its discretion, may select as our independent auditor any registered public accounting firm that it determines would be in the best interest of PREIT.

Required Vote

Assuming a quorum is present, the proposal to ratify KPMG as PREIT’s independent auditor for 2010 will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. For purposes of the foregoing, abstentions and broker non-votes will be considered in determining whether a quorum is present, but will not be deemed to be votes cast “FOR” or “AGAINST” the proposal.

Board Recommendation

The Audit Committee of our Board of Trustees recommends that shareholders vote FOR the ratification of PREIT’s selection of KPMG as PREIT’s independent auditor to perform the audit of our financial statements for 2010.

PROPOSAL FIVE —

OTHER MATTERS

PREIT’s management knows of no matters other than those stated above to come before the meeting. However, if any other matters properly come before the meeting, the enclosed proxy confers discretionary authority with respect to those matters.

ADDITIONAL INFORMATION

Executive Compensation

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis focuses on the compensation of the executive officers (the “named executive officers”) listed in the Summary Compensation Table that follows this Compensation Discussion and Analysis. The named executive officers for 2009 were Ronald Rubin, Chairman and Chief Executive Officer; Edward A. Glickman, President and Chief Operating Officer; George F. Rubin, Vice Chairman; Joseph F. Coradino, Executive Vice President–Retail and President, PREIT Services, LLC and PREIT-RUBIN, Inc.; and Robert F. McCadden, Executive Vice President and Chief Financial Officer. Ronald Rubin, Edward A. Glickman, George F. Rubin and Joseph F. Coradino are members of the Office of the Chair.

Each of the named executive officers has an employment agreement, which is described in this Proxy Statement under “Employment Agreements” beginning on page 41. In general, each of the employment agreements establishes a minimum base salary and states that the named executive officer is entitled to participate in cash incentive and equity programs as determined by PREIT’s Executive Compensation and Human Resources Committee (the “Compensation Committee”). Early in each fiscal year, the Compensation Committee determines the amount of the increase, if any, in the base salary of the named executive officers, the nature and design of the annual cash incentive and long-term compensation programs for the current year, and the levels of each officer’s participation in those programs. The Compensation Committee bases its decisions on PREIT’s compensation principles and policies, which have as their principal objective the alignment of the interests of the named executive officers with the interests of the shareholders of PREIT.

Compensation decisions for 2009 were made in an unsettled and challenging economic environment that affected PREIT’s 2008 financial performance and that was expected to affect PREIT’s performance in 2009. In making compensation decisions for 2009, the Compensation Committee considered the following factors, among others, relating to the performance of PREIT:

(i)	the significant decrease in the market price of PREIT shares and real estate investment trust (“REIT”) shares generally;

(ii)	the effect of the decrease in the market price of PREIT’s shares on equity grants under PREIT’s long-term compensation plan for 2009;

(iii)	PREIT’s guidance for 2009 funds from operations (“FFO”) at a range below the FFO of PREIT for 2008;

(iv)	the progress of PREIT in executing its extensive, multi-year redevelopment plan and the effect of the plan on the operational performance of PREIT during 2008 and prior years; and

(v)	the actions of a number of REITs, including PREIT, in reducing cash dividends in light of economic conditions.

As discussed below, the Compensation Committee applied the same compensation policies and followed the same process as it had in prior years. However, the application of the compensation policies underlying PREIT’s compensation for senior officers was significantly influenced by the unusually challenging economic and stock market conditions at the time that the Compensation Committee made the 2009 compensation decisions for the named executive officers.

Compensation Committee Process and General Considerations

The Compensation Committee held several meetings for the principal purpose of determining executive compensation for 2009. The Compensation Committee considered, among other matters:

(i)	the policies and objectives of its compensation programs for 2009 and later years;

(ii)	information on compensation of senior executives at other public companies derived from industry surveys and from proxy statements for prior years available for a group of REITs deemed comparable to PREIT for this purpose;

(iii)	the design of its annual cash incentive and long-term incentive programs; and

(iv)	the base salaries to be paid and annual cash incentive opportunity and long-term incentive awards to be granted to officers for 2009.

The Compensation Committee considered PREIT’s performance during 2008 in view of the financial goals set under PREIT’s 2008 business plan. The Compensation Committee also solicited and considered the recommendations of the Chief Executive Officer regarding the components and amounts of compensation paid to the named executive officers and modifications to PREIT’s incentive compensation programs. The Compensation Committee then deliberated and acted on the recommendations in executive session.

The Compensation Committee was assisted in its work by its compensation consultant, Towers, Perrin, Foster & Crosby, Inc., which merged in 2010 with Watson Wyatt, forming Towers Watson & Co. The Compensation Committee has the sole authority under its charter to engage (and replace) an executive compensation consultant. In addition to consulting on executive compensation matters, the consultant advises the Nominating and Governance Committee on trustee compensation matters, and was engaged in 2007 by the Compensation Committee to assist in structuring a compensation framework for employees holding the title of vice president or the title of director, the employee designation immediately below the officer level. The consultant continued to perform services in connection with the compensation framework during 2009. The compensation received by the consultant in 2009 for services other than those related to executive officer and trustee compensation was less than $120,000. PREIT’s Senior Vice President–Human Resources meets with the Compensation Committee and separately with the consultant on matters relating to the compensation of the named executive officers. Neither the Chief Executive Officer nor any other named executive officer meets separately with the consultant regarding the compensation of the named executive officers.

The consultant periodically informs the Compensation Committee of developing compensation trends and programs among REITs and other public companies. The consultant also presents data on executive compensation from several sources, including a survey of executive compensation among REITs prepared by the National Association of Real Estate Investment Trusts (“NAREIT”), a proprietary database developed by the consultant and proxy statements of a group of REITs (the “peer group”) deemed comparable to PREIT for such purpose. The peer group consisted of 17 REITs located throughout the United States, many of which own and operate retail properties, although the peer group also included office, industrial, multi-family and diversified REITs. Companies in the peer group were generally comparable in size to PREIT as measured by the total of their debt and equity market capitalization.1 The Compensation Committee, in consultation with the consultant, updates the peer group periodically. The consultant did not recommend, and the Compensation Committee did not make, any changes to the peer group in 2009.

[1]	The peer group consisted of the following REITs: Brandywine Realty Trust, BRE Properties, Inc., CBL & Associates Properties, Corporate Office Properties Trust, Cousins Properties Incorporated, Developers Diversified Realty Corp., Equity One, Inc., Federal Realty Investment Trust, First Industrial Realty Trust, Inc., Glimcher Realty Trust, Home Properties, Inc., Kilroy Realty Corporation, Macerich Company, Post Properties, Inc., PS Business Parks, Inc., Regency Centers Corp., and Taubman Centers, Inc.

In determining compensation for 2009, the Compensation Committee compared (i) the total 2008 compensation of the named executive officers to the total 2008 compensation paid to the executive officers in the peer group and in other surveys and (ii) the allocation of total compensation to the named executive officers among base salary and cash incentive and equity awards to the allocation of such compensation among base salary and cash incentive and equity awards in the peer group and other surveys. The Compensation Committee also compared PREIT’s FFO and total return to shareholders (“TRS”) to the FFO and the TRS of the peer group companies. NAREIT defines FFO, which is a non-GAAP measure, as income (loss) before gains and losses on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. PREIT computes FFO in a manner consistent with the NAREIT definition. TRS is a measure of the financial return to shareholders over a specified measurement period. The return consists of dividends on a share of PREIT during the period (which are deemed to be reinvested in shares when paid) plus (or minus) the increase (or decrease) in the market value of a share measured from the beginning to the end of the period.

The comparative compensation data generally provides a background and guideline for assessing both the competitiveness of PREIT’s compensation policies and the appropriate allocation between the short-term and long-term elements of compensation. The Compensation Committee generally deems the peer group comparisons to be more relevant to compensation decisions for PREIT than the consultant’s proprietary database and the NAREIT survey. Although the Compensation Committee does not set specific competitive pay targets or objectives, or otherwise engage in formal “benchmarking” of the compensation of PREIT’s named executive officers against executives at peer group companies, the Compensation Committee generally tries to set total compensation for each of the named executive officers near the middle of the peer group data while allowing for the possibility of greater or lesser compensation based upon PREIT’s performance.

In light of the challenging economic conditions that affected the real estate industry and the economy generally during 2008, which were expected by the Compensation Committee to continue for much or all of 2009, neither the Compensation Committee nor the consultant viewed the comparative peer group and industry data reflecting 2008 compensation to be as relevant to 2009 compensation as they believed the data to be in prior years. The consultant advised the Compensation Committee at its meetings in late 2008 and early 2009 that, based on anecdotal information, compensation committees in general were still considering how best to address economic conditions. The Compensation Committee and the consultant discussed in particular the effect of the significant decline in the market prices of the shares of REITs generally on equity grants under their long-term compensation plans.

In making determinations concerning the appropriate level of compensation, the Compensation Committee also considers matters that could affect or distort the metrics used to measure PREIT’s performance. For example, many of PREIT’s properties in 2008 and 2009 were undergoing substantial redevelopment. In 2008 and 2009, PREIT substantially completed, or was actively engaged in, redevelopment projects at malls which, taken together, constitute approximately 23% of the total mall gross leasable area in PREIT’s portfolio. While PREIT undertakes a redevelopment to maximize the long-term performance of a property, in the short term, the operations and performance of the property, as measured by sales, occupancy and net operating income, are likely to be negatively affected. This result, in turn, can have a negative impact upon FFO and TRS. Although construction at most of the larger redevelopments was completed or nearly completed by the fourth quarter of 2009, the Compensation Committee recognizes that completing the leasing process for the newly renovated space was negatively affected in 2008 and 2009 by the recession and an unusually difficult retail environment. In addition, much of the cost of the redevelopments has been paid for using borrowed funds. This increases PREIT’s leverage ratio and, therefore, may depress the price of a PREIT share. As management implemented the long-term redevelopment strategy, the Compensation Committee recognized the effects of redevelopment on the metrics used to measure performance and attempted to ensure that compensation was not unduly affected by the short-term consequences of redevelopment.

During deliberations, especially with respect to the weighting given to the various components of compensation, the Compensation Committee reviews internally-prepared tally sheets for each named executive officer. Each of these tally sheets presented the dollar amount of each component of each named executive officer’s compensation for 2008, as well as potential payments under various performance, termination, and change of control scenarios. The overall purpose of these tally sheets is to present the effect of each of these scenarios on the compensation of the named executive officers for the information of the Compensation Committee.

The Chief Executive Officer, with assistance from the Senior Vice President-Human Resources and after consultation with other senior officers, made 2009 compensation recommendations for officers, including the named executive officers. The Compensation Committee discussed with the Chief Executive Officer his recommendations and invited the Chief Executive Officer to participate in the Compensation Committee’s preliminary deliberations concerning the named executive officers. The recommendations of the Chief Executive Officer were then discussed in executive session and accepted by the Compensation Committee, in each case after consideration of the information obtained from various sources in the process described above and PREIT’s compensation objectives and policies described below.

Compensation Objectives and Policies

The primary objective of PREIT’s compensation programs is to align the interests of the named executive officers with the interests of the shareholders of PREIT. PREIT’s compensation program for 2009 consisted of three elements: (i) base salary; (ii) annual cash incentive compensation; and (iii) equity and cash awards under a long-term incentive program. These three elements are designed to contain an appropriate mix and level of compensation and to retain and motivate the named executive officers by providing a competitive level of base salary and time based restricted shares to facilitate retention while also emphasizing performance based compensation and equity as a wealth creation opportunity.

The express linkage of program elements as described below to FFO and TRS, combined with an established share retention policy for the named executive officers, results in a layered approach intended to balance achievement of short-term earnings objectives with longer-term value creation for PREIT’s shareholders. FFO is used as a measure of short-term performance associated with PREIT’s annual cash incentive awards, and TRS is used as a measure of long-term performance typically associated with PREIT’s equity based compensation.

The three elements of compensation for 2009 are discussed separately below. In each case, the discussion includes an analysis of the objective or objectives served by the specific element of compensation and factors considered by the Compensation Committee in making decisions concerning the different elements of compensation. There was no mechanical formula for allocating compensation among the different elements, although the allocation reflects the policy that there should be an appropriate combination of (i) annual base salary, (ii) short-term cash incentive compensation and (iii) long-term compensation, both time based and performance based. In allocating compensation among the different elements, the Compensation Committee emphasized the use of performance based compensation and, to the extent practicable, equity based compensation. As discussed below, the combination of the reduced market price of PREIT shares at the time of granting long-term performance based awards in 2009 and the limited number of shares available under the 2003 Equity Incentive Plan caused the Compensation Committee in 2009 to substitute performance based cash units for performance based equity units.

The objectives of the three elements of compensation are to:

(i)	encourage the achievement of defined short-term and long-term business goals and the creation of shareholder value;

(ii)	provide compensation that is competitive with the peer group and otherwise reflective of the marketplace;

(iii)	provide a blend of fixed cash and equity compensation to facilitate retention and performance based cash and equity compensation to motivate the named executive officers to pursue high levels of corporate performance; and

(iv)	encourage senior management to act as a team committed to the achievement of corporate performance.

The mix of the compensation components as set forth in the Summary Compensation Table on page 39 is shown below on an aggregate basis for the named executive officers.

(1) Includes contributions to and interest on non-qualified retirement plans, contributions by PREIT to 401(k) Plan accounts of the named executive officers, dividend equivalent rights in one case, and core benefits, such as medical insurance paid by PREIT for its employees generally.

(2) Long-term incentive compensation consisted (x) entirely of equity in 2008 and (y) of part equity and part cash in 2009, as described below. The reasons for awarding long-term incentive compensation partly in cash are discussed below under “Performance Incentive Units.” The equity component for both years is valued in the Summary Compensation Table at the average of the high and low sales price of a share on the respective grant dates for time based awards and based on a valuation in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“Topic 718”) (formerly Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment”), for performance based share awards. Once the Compensation Committee sets the dollar amount of the equity grants, the number of shares to be awarded is determined using the average of the closing prices of a PREIT share for the 20 days preceding that date. Unless otherwise stated, equity award values set forth in this Compensation Discussion and Analysis are the values in the Summary Compensation Table. The cash component of long-term incentive compensation is included, for purposes of this discussion, in long-term incentive, and the value of the Performance Incentive Units is their stated value at target as of December 31, 2009.

(3) The value of the long-term incentive compensation awarded for 2009 was substantially less than its value in 2008 as reflected in the chart. As a consequence, total compensation for the named executive officers was significantly less in 2009 than in 2008, resulting in base salary and annual cash incentive representing a higher percentage of total compensation in 2009 than 2008, despite the fact that there was no increase in base salaries for 2009.

1.	Base Salary

Base salaries are intended to (i) be competitive with companies in the peer group, (ii) provide the named executive officers with a fixed and predictable source of income and (iii) assure that the named executive officers remain committed to PREIT even when conditions do not permit the achievement of short-term performance goals. The employment agreement for each named executive officer establishes a minimum base salary. In the case of each named executive officer, other than the Chief Operating Officer, the original base salary may be increased at the discretion of the Compensation Committee. Once increased, the base salary may not be decreased. The Chief Operating Officer’s employment agreement provides for annual increases in base salary of at least $25,000, and he waived this requirement for his 2009 base salary.

There was no increase in base salary for any of the named executive officers in 2009. The decision not to increase base salaries was consistent with the recommendation of the Chief Executive Officer for all of PREIT’s officers, which was responsive to the performance of PREIT in 2008, the decline in the value of its shares during the year and, more generally, the recession which began in 2008. The decision was also consistent with the goal of the Compensation Committee to emphasize the equity and performance based components of the compensation of the named executive officers.

2.	Cash Incentive Compensation

Each named executive officer was eligible to receive an annual cash incentive payment equal to a specified percentage of his base salary. In 2006 and 2007, a lesser portion of the annual incentive amount was payable at the discretion of the Compensation Committee based upon the individual performance of the named executive officer. A greater portion was based on the achievement of predetermined FFO targets. Since 2008, the annual incentive compensation of each named executive officer has been based entirely upon the achievement of corporate performance, as measured by predetermined FFO targets. (In contrast, the annual incentive compensation of PREIT officers, other than the named executive officers, still depends on both corporate and individual performance, rather than solely on corporate performance.) The Compensation Committee believes that the decision to make the cash incentive compensation of the named executive officers depend solely on corporate performance encourages teamwork among them. FFO was selected as the sole measure of short-term corporate performance for the named executive officers because it is the most commonly used and followed measure of operating performance among REITs. The decision to focus exclusively on the financial performance of PREIT reflects the view that the named executive officers have the greatest ability to influence the operating performance of PREIT and that a substantial portion of their compensation, therefore, should be based upon FFO, subject to the discretion of the Compensation Committee to adjust the target levels when appropriate in light of the purpose of the plan. The decision is also intended to align the interests of the named executive officers with the interests, in this case the short-term economic interests, of PREIT’s shareholders.

The amount of annual cash incentive compensation was contingent upon meeting goals for corporate performance expressed as threshold, target and outperformance. If FFO for the year was between the threshold and target or target and outperformance, the amount of the incentive compensation was adjusted proportionately. The potential incentive compensation for 2009 for the named executive officers was the following percentages of their base salaries. These percentages are the same as the percentages for the 2008 annual cash incentive awards:

	Threshold	Target	Outperformance
Chief Executive Officer	35	75	150
Others in the Office of the Chair	30	65	130
Chief Financial Officer	25	60	120

The Compensation Committee set the target for FFO at $2.85 per diluted share, the midpoint of the range of PREIT’s FFO guidance announced in PREIT’s earnings release on February 28, 2009. The FFO goals were established with the expectation that there would be a high probability of achieving the threshold, a likelihood of achieving the target and a modest probability of achieving the outperformance level.

The Compensation Committee determined that there would be a 5% spread between the target level and the threshold and outperformance levels; accordingly, the threshold and outperformance levels were set at $2.71 per diluted share and $2.99 per diluted share, respectively.

FFO per diluted share for 2009 was $1.69 as computed in accordance with the definition of FFO previously described. FFO for 2009 was significantly affected by three unusual occurrences: (1) impairment charges totaling $1.72 per diluted share arising from two Florida properties: Orlando Fashion Square, a 1,086,000 square foot regional mall, and a 540 acre undeveloped property located in Gainesville; (2) income of $0.63 per diluted share resulting from the acquisition at a discount of $104,600,000 in face value of PREIT’s outstanding 4% Exchangeable Notes; and (3) dilution of $0.12 per diluted share resulting from the exchange in 2009 of 4,300,000 shares of PREIT in partial payment for the repurchased 4% Exchangeable Notes.

The Compensation Committee considered the effects of these three unusual occurrences on reported FFO in light of its authority under the annual cash incentive awards to adjust the threshold, target and outperformance levels if, in its judgment, reported FFO does not reflect performance for 2009 in a manner consistent with the purpose of the awards due to unusual or nonrecurring transactions or occurrences. The Chief Executive Officer recommended that the Compensation Committee consider an adjustment that would result in the 2009 cash incentive payment being made at the target level rather than at the higher than target level, which would result from an adjustment eliminating the full effect of all three occurrences.

During deliberations about the 2009 cash incentive awards, the Compensation Committee considered, among other things: (1) computations reflecting that, in the absence of the three occurrences, reported FFO per diluted share would have been $2.90, an amount in excess of the target level, achieved under difficult economic circumstances; (2) that the occurrences did not result from the core business operations of PREIT, but, in the case of the share exchange and 4% Exchangeable Note purchases, from capital transactions deemed to be in the best interests of PREIT and, in the case of the asset impairments, from a combination of the particularly severe real estate conditions in Florida not foreseen at the time the properties were acquired in 2004 and 2005 and, as to the Gainesville property, unanticipated difficulties in obtaining development approvals; (3) the desire of the Compensation Committee that senior management take action on behalf of PREIT without regard to the effect, positive or negative, that the action may have on the achievement of FFO for purposes of their compensation under the annual cash incentive plan; (4) the efforts of senior management during 2009 in working with its lenders to negotiate and arrange for $757,700,000 in financings during a particularly challenging period for financing real estate, including the closing early in 2010 of a $670,000,000 credit facility to replace a maturing revolving credit facility and term loan; and (5) the substantial completion during 2009 of the extensive, multi-year redevelopment program.

The Compensation Committee then considered the three occurrences in light of the purpose of the annual cash incentive plan, which is to provide an incentive for management to focus on PREIT’s short-term operating performance. The Compensation Committee concluded that, due to the three occurrences, reported FFO did not reflect the operating performance of PREIT during 2009 in a manner consistent with the underlying purpose of the annual cash incentive awards. The Compensation Committee also took notice of the fact that other components of compensation focus on long-term performance, and the Compensation Committee believed that, to the extent that the three occurrences affect the compensation of the named executive officers, it more properly should be under PREIT’s long-term performance based compensation awards, a substantial majority of which were forfeited during the last two years upon the expiration of the applicable measurement periods. In light of these factors, the Compensation Committee determined that it was appropriate for it to exercise the authority to adjust the performance levels under the annual cash incentive plan. In approving adjustments for 2009, the Compensation Committee noted that the adjustments to performance levels were made in the discretion of the Compensation Committee and that a decision to adjust performance levels for 2009 was not intended in any way to affect the discretion of the Compensation Committee to make, or decline to make, such adjustments in the future.

The Compensation Committee then adopted the recommendation of the Chief Executive Officer that the annual cash incentive awards be paid at the target level. Accordingly, the Compensation Committee exercised its discretionary authority to adjust the target level under the awards to $1.69 per diluted share. This resulted in cash incentive payments for 2009 of: (i) $421,986 to the Chief Executive Officer, (ii) $327,522 to the Chief Operating Officer, (iii) $263,320 to the two other members of the Office of the Chair, and (iv) $232,561 to the Chief Financial Officer.

In accordance with applicable accounting rules, the 2009 incentive cash payments, which were paid in 2010, were treated as compensation expense by PREIT for 2009 for both accounting and tax purposes.

3.	Long-Term Incentive Awards

The Compensation Committee decided during the early stages of its discussions that, as a result of the diminution in the market price of a PREIT share, the value of long-term compensation grants for 2009 would be substantially less than the awards made in 2008. Thereafter, the discussions within the Compensation Committee about long-term compensation focused on the extent of the reduction in value of the awards and on the form and weighting of the components of long-term compensation for 2009. During the seven years prior to 2009, the value of long-term incentive awards to the named executive officers were divided equally between time based equity awards and performance based equity awards. The time based equity awards have been in the form of restricted shares, which vest following the passage of time and are dependent on continued employment. Since 2006, performance based equity compensation has been awarded in the form of restricted share units (“RSUs”). As a result of (i) the significant decrease in the market price of PREIT shares during 2008, which continued through the date compensation decisions were made in 2009, and (ii) constraints on the availability of shares under the 2003 Equity Incentive Plan, long-term compensation for 2009 consisted of a combination of time based restricted shares and new long-term cash incentive awards. Although payable in cash rather than equity, the cash incentive awards are earned based upon the same metric, TRS, that determines the vesting of the RSUs awarded under programs initiated in past years.

a.        Restricted Shares. Restricted shares awarded in 2009 vest in three equal installments on or about February 15, 2010 through 2012, as long as the named executive officer is an employee of PREIT on the vesting date. Vesting of restricted shares accelerates in the event of a “change of control” of PREIT, a termination of the named executive officer’s employment by PREIT without “cause,” or a termination of employment by the named executive officer for “good reason,” as each of the terms is defined in the employment agreement between each named executive officer and PREIT. Unvested restricted shares also vest in the event of termination of employment due to death or “disability,” as the latter term is defined in each named executive officer’s employment agreement. The named executive officers are entitled to receive an amount equal to the dividends on the time based restricted shares prior to vesting. While the shares remain unvested, this amount is treated by PREIT as compensation paid by PREIT and is deducted from income in the calculation of earnings per share.

The use of time based restricted shares is designed to retain the services of a named executive officer by providing a predictable award for continued service and a potentially significant cost if the named executive officer were to terminate his employment voluntarily. Moreover, since the award consists of shares which vest over a period of years, the long-term interests of the executive in maintaining and enhancing the value of the shares is aligned with the long-term interests of the shareholders of PREIT.

The number of time based restricted shares granted in 2009 was affected by the depressed market price of the shares at the time of the grants and by the number of shares available under the 2003 Equity Incentive Plan. In addition, the recommendation of the Chief Executive Officer for the number of restricted share awards provided for a significant decrease in the value of the 2009 restricted share grants to the named executive officers compared to the 2008 restricted share grants. The Compensation Committee accepted the recommendation of the Chief Executive Officer that the Compensation Committee grant a total of 451,830 restricted shares to the named executive officers. The value of the 2009 grants totaled $1,667,253 as compared with a value of $2,247,299 for the 87,206 time based restricted shares granted in 2008.

b.        RSUs. Commencing in 2006 and continuing through 2008, one-half of the value of the long-term compensation awards were granted in the form of RSUs. The vesting of RSUs granted to named executive officers is based on PREIT’s performance and depends on the achievement by PREIT of TRS for the applicable measurement period at specified levels relative to the component companies in the MSCI US REIT Index (the “Index”). The Index reflects the total return to the shareholders of a broad selection of publicly-held U.S. REITs. Under the RSU programs, an account is established for each named executive officer as of the grant date and is credited with a number of units computed by dividing the stated value of the award by the 20-day average of the closing prices of a PREIT share through the day preceding the date of the award. Amounts equal to the dividends paid on an equivalent number of shares during the three-year measurement period (which might terminate earlier in the event of a change of control) are deemed to be invested in additional RSUs based on the 20-day average of the closing prices of a PREIT share on the New York Stock Exchange ending on the dividend date.

RSUs either vest or are forfeited at the end of the measurement period. A specified percentage of the RSUs in each account on that date will be converted into shares of PREIT and delivered to the named executive officer if the TRS of PREIT for the measurement period equals or exceeds the 25th percentile of the companies in the Index for the same measurement period. The specified percentage of RSUs that will convert into shares ranges from 50% to 150% between the 25th and 75th percentiles of the companies in the Index. If TRS does not equal at least the 25th percentile of the Index during the measurement period, the entire RSU account of a named executive officer associated with that measurement period will be forfeited. The specified percentage of RSUs will not exceed 150%, even if TRS exceeds the 75th percentile. RSUs are also forfeited if a named executive officer’s employment is terminated for “cause” or voluntarily by the named executive officer without “good reason,” as those terms are defined in the named executive officer’s employment agreement. RSUs will not be forfeited in the event of termination of a named executive officer’s employment by PREIT without “cause” or by the named executive officer for “good reason,” or in the event of termination of employment due to “disability” or death, as those terms are defined in each named executive officer’s employment agreement. Under such circumstances, the RSUs will remain outstanding and will vest or be forfeited based on the actual TRS as determined at the end of the relevant measurement period, as if the named executive officer had remained an employee. See “Potential Payments Upon Termination or Change of Control” beginning on page 47 for information on the consequences of a change of control for RSUs. The measurement period for the RSUs awarded in 2007 expired on December 31, 2009, and all of the RSUs granted to the named executive officers were forfeited because the threshold level of TRS was not achieved.

c.        TRS-based Restricted Shares. For the four years prior to the introduction of RSUs in 2006, annual equity awards were granted entirely in restricted shares, one-half time based as described above for the 2009 awards and one-half vesting based on PREIT’s TRS. The TRS-based restricted shares granted in those years vested in equal annual installments during a five-year performance period if specified annual TRS goals established by the Compensation Committee at the time of grant were met during the period. If the goals were not met in any year, the awards provided for excess amounts of TRS in a prior or subsequent year to be carried forward or carried back to the year in which the goals were not met.

The last grants of TRS-based restricted shares were made in 2005, and the performance period for those shares ended on December 31, 2009. The annual TRS goal for these shares was set at the greater of (i) 110% of the TRS of the Index for the year or (ii) 1% plus the dividends paid by PREIT in the year expressed as a percentage of the market value of a share. PREIT awarded a total of 67,147 TRS-based restricted shares in 2005, of which 10,056 were previously issued and 2,450 were forfeited in connection with employee severance arrangements. PREIT met the return criteria for the 20% portion of the awards relating to 2009, and thus 10,927 shares vested in February 2010. Because the vesting of the TRS based restricted shares granted in 2005 relating to the years 2005-2008 depended on the achievement of certain total return to shareholders goals by December 31, 2009, and because PREIT did not meet this objective by that date, the remaining 43,714 TRS-based restricted shares granted in 2005 have been forfeited. No TRS-based restricted shares remain outstanding.

d.        Performance Incentive Units (“PIUs”). As a result of constraints on the number of shares available under the 2003 Equity Incentive Plan, PIUs were awarded in 2009 instead of RSUs. The PIUs are designed in a manner similar to RSUs except that, if earned, they are satisfied in cash rather than in PREIT shares. The aggregate initial value of the PIUs awarded to the named executive officers in 2009 was $564,790, as compared with the initial value (computed on the 20-day average closing price as previously described) of the RSUs awarded in 2008 of $2,253,012. Similar to RSUs:

(i)	the number of PIUs was determined by dividing the initial value of the award by the average of the closing prices of PREIT shares for the 20 trading days prior to the date of grant ($3.44);

(ii)	each PIU will vest or be forfeited based upon the TRS of PREIT for a three-year period, 2009 through 2011, compared with the TRS of the Index for that period;

(iii)	all PIUs will be forfeited if the TRS of PREIT for the three-year measurement period is not at least equal to the 25th percentile of the Index for the period;

(iv)	the specified percentage of PIUs that will vest and be paid ranges from 50% at the 25th percentile of the Index to 150% at or above the 75th percentile of the Index;

(v)	the value of a PIU will be increased by an amount equal to the cash dividends paid on a share of PREIT during the three-year measurement period (although the dividends will not be deemed invested in PREIT shares); and

(vi)	the circumstances in which PIUs are forfeited or survive following a termination of employment are the same as previously described for RSUs.

As noted previously, PIUs were granted instead of RSUs due to the limited number of shares available under the 2003 Equity Incentive Plan. The Compensation Committee reluctantly used PIUs in 2009 since the use of cash for long-term incentive compensation is not consistent with the emphasis on the use of equity for long-term compensation. The Compensation Committee did not believe that it could further exhaust available shares under the 2003 Equity Incentive Plan without creating a risk that the shares remaining would be inadequate for 2010 long-term compensation awards. In order to be as consistent with the emphasis on equity as was prudent under the circumstances, the percentage of the value of the long-term compensation awards made in 2009 was weighted more heavily toward equity than cash, with equity representing 73% of the awards compared to 27% for the cash incentive component. By reason of the increase in the market price of PREIT shares prior to grants made for 2010, and the decision to seek an amendment to increase the number of shares available under the 2003 Equity Incentive Plan, no PIUs were granted in 2010. Instead, the Compensation Committee returned to its prior practice of granting long-term incentive awards entirely in equity, with one-half of the value in the form of time-based restricted shares and one-half in the form of RSUs.

TRS was selected as the sole metric for the RSU Program, the TRS-based restricted share awards and the PIUs because TRS directly measures the financial return to shareholders over a specified period. As a result, these awards are directly aligned with the economic interests, in this case the long-term economic interests, of shareholders.

Non-Qualified Retirement Plans

An unfunded, non-qualified retirement plan has been established for each of the named executive officers. Under each plan, a specified sum that varies for each named executive officer is credited to his account at the beginning of the year. Interest accrues on the credited amounts at 10% compounded annually. The account is payable to the named executive officer within 60 days of termination of employment irrespective of the cause for termination unless the named executive officer is subject to a six-month delay for payments in compliance with Section 409A of the Code. The retirement accounts are intended to aid in the retention of named executive officers by providing a determinable amount of cash available upon retirement from PREIT. The table on page 46 lists the amounts credited to the accounts of the named executive officers.

Benefits Generally Available to Employees

The named executive officers are entitled to participate in PREIT’s 401(k) Plan, which is generally available to all of PREIT’s employees. PREIT matches a portion of the contributions of the named executive officers up to specified limits on the same terms that apply to other employees. The named executive officers are also entitled to participate in various insurance programs generally available to PREIT employees, including medical, dental, vision, disability and life insurance.

Deferred Compensation

PREIT does not offer a deferred compensation program under which its senior executives can regularly defer large portions of their compensation. It has permitted participants in the RSU programs to defer receipt of the shares earned under the program as described on pages 44-45. No similar right to defer was included for the PIUs.

Perquisites

PREIT does not provide significant perquisites or personal benefits to any of its executive officers.

Share Ownership and Retention Guidelines

The Board of Trustees of PREIT has adopted trustee and executive officer share ownership and retention guidelines. Under the guidelines, (i) the Chief Executive Officer is required to own PREIT securities having an aggregate dollar value equal to five times his base salary, (ii) other members of the Office of the Chair are required to maintain an aggregate value equal to three times their base salaries and (iii) the Chief Financial Officer is required to maintain an aggregate value equal to two times his base salary. The share ownership and retention guidelines also apply to all executive vice presidents, each of whom is subject to the same share ownership and share retention guidelines as the Chief Financial Officer. Each named executive officer and each other covered officer is required to be in compliance with the retention requirements within the later of five years from the date of their adoption on December 15, 2005 and five years after becoming an Executive Vice President or more senior officer.

Until the preceding ownership levels have been met, the guidelines state that each named executive officer shall retain 100% of the net shares received under an equity based compensation plan. Net shares received is defined to mean a number of shares equivalent to the after-tax value of shares delivered to an officer after deducting, in the case of shares acquired upon the exercise of a stock option, the exercise price for the shares. In addition, even after satisfying the ownership guidelines, each named executive officer is required to retain 50% of the net shares received for a one year period after the vesting of shares or the exercise of options.

Non-employee trustees are required, within the later of five years of the adoption of the requirements on December 15, 2005 and five years after becoming a trustee, to own PREIT securities with an aggregate dollar value at least equal to five times the amount of the annual retainer paid to a non-employee trustee for service as a trustee. The annual retainer paid to a non-employee trustee in 2009 was $30,000.

Share Trading Restrictions

Officers and trustees are subject to “blackout” restrictions that prohibit trading in PREIT securities beginning ten days prior to the end of a fiscal quarter and ending on the third business day after the public release of the results for the fiscal period, unless purchases and sales are made under a plan complying with Rule 10b5-1 adopted under the federal securities laws.

Recoupment Policy

PREIT has adopted a policy on recoupment of performance-based compensation in the event of the restatement of its financial statements. The policy has been incorporated into PREIT’s Corporate Governance Guidelines, which are available on PREIT’s website. The policy provides that, if the intentional misconduct or fraud of a senior officer or former senior officer (including any of the named executive officers) causes or partially causes PREIT to restate all or a portion of its financial statements, the Board of Trustees may, to the extent permitted by applicable law, require the repayment of a portion or all of any cash incentive award, vested restricted shares or other incentive-based compensation paid pursuant to grants made on or after January 1, 2008 to such senior officer or former senior officer and/or cancel any unvested restricted shares, if (1) the amount or vesting of the incentive-based compensation was calculated based upon, or dependent on, the achievement of financial or operating results that were reduced due to the restatement and (2) the amount or vesting of the incentive-based compensation would have been less if the incentive compensation had been determined in light of the financial or operating results as restated.

Accounting and Tax Considerations

The restricted share grants for 2009 and the RSUs previously awarded are subject to Topic 718. Under Topic 718, these equity classified awards are measured at grant date fair value and not subsequently remeasured. The grant date fair value of an equity-classified award is expensed in reported earnings over the requisite service period. For tax purposes, however, the equity awards are not deductible prior to the date on which they vest. The

PIUs are accounted as a variable compensation expense. As such, PREIT assesses its TRS on a quarterly basis against the TRS reflected in the Index and records, as appropriate, a compensation expense or credit on a cumulative pro-rata basis over the three year measurement period for the PIUs.

The Compensation Committee is aware of the accounting and tax treatment accorded to the equity and cash awards, but the treatment has not been a significant factor in the compensation programs of PREIT or in the decisions of the Compensation Committee concerning the amount or type of equity award.

For certain executives of publicly-held companies, Section 162(m) of the Code generally limits the deductibility of compensation paid to the executive to an aggregate of $1,000,000 per year. However, compensation that is “performance based” is not counted toward the limit. To qualify as performance based compensation, the material terms of the performance goals must be approved by the shareholders. The RSUs and TRS-based restricted shares discussed above are made under the terms, including performance criteria, of the 2003 Equity Incentive Plan approved by shareholders and, therefore, qualify as “performance based” compensation. By contrast, base salary and time based restricted shares do not qualify as “performance based” compensation; and neither the annual cash incentive program nor the PIUs have been submitted to the shareholders for approval.

As long as PREIT qualifies as a REIT for federal income tax purposes, PREIT does not generally pay federal income taxes at the PREIT level. To the extent that any part of PREIT’s compensation expense does not qualify for deduction under Section 162(m), a larger portion of shareholder distributions will generally constitute taxable income (for shareholders other than tax-exempt shareholders) rather than constituting a return of capital.

Severance Payments

Each of the employment agreements of the named executive officers provides for severance payments (including vesting of shares) upon a termination of employment. The severance arrangements are described under “Potential Payments Upon Termination or Change of Control” beginning on page 47. The total payments and benefits listed in that section and the balance in the non-qualified retirement plan for a particular named executive officer shown beginning on page 46 represent the total value that a named executive officer would have received if such officer’s employment had terminated on December 31, 2009 under the circumstances discussed beginning on page 47. The severance arrangements serve to discourage named executive officers from voluntarily terminating their employment with PREIT to accept other employment opportunities. In the case of a possible change of control, the severance arrangements also serve to encourage the named executive officers to remain focused on their duties during a period of potential uncertainty.

A so-called “double trigger” requirement applies to cash components of severance payments relating to terminations of employment in connection with a change of control. Accordingly, there must be both a change of control (as defined in the applicable employment agreement) and either a termination of the named executive officer’s employment by PREIT without cause or by the named executive officer for good reason in order for any severance payments to be made, although all restricted shares will vest upon a change in control. The function of a double trigger is to encourage the named executive officers to remain in the employment of PREIT or its successor in the event that the acquiror does not alter the material conditions of employment, as reflected by the events that would give rise to a good reason termination. See “—Potential Payments Upon Termination or Change of Control” for a discussion of the treatment of RSUs and PIUs.

In the event of a termination of employment by PREIT without cause or by a named executive officer for good reason within specified periods before or after a change of control, the named executive officers are entitled to receive, in addition to the amount otherwise payable upon termination for such events, an amount necessary to pay some or all of the excise tax on “excess parachute payments” imposed by Section 4999 of the Code. Named executive officers other than the Chief Operating Officer and Chief Financial Officer are entitled to a sum equal to the amount of the excise tax payment. The Chief Operating Officer and Chief Financial Officer are entitled to receive a sum equal to one-half of the excise tax payment. In no case is the amount of the additional payment “grossed-up” to cover taxes assessed upon the additional payment. No excise taxes would have been payable upon the termination of a named executive officer’s employment on December 31, 2009.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with PREIT’s management. Based on the Compensation Committee’s review and discussion of the Compensation Discussion and Analysis with management, the Compensation Committee recommended to the Board of Trustees of PREIT that the Compensation Discussion and Analysis be included in this Proxy Statement.

SUBMITTED BY THE

EXECUTIVE COMPENSATION AND

HUMAN RESOURCES COMMITTEE OF THE

BOARD OF TRUSTEES

Rosemarie B. Greco, Chair

Stephen B. Cohen

M. Walter D’Alessio

Leonard I. Korman

John J. Roberts

2009 Summary Compensation Table

The following table shows information concerning the compensation recorded by PREIT for the three most recent fiscal years for PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)(4)	All Other Compensation ($)(5)	Total($)
Ronald Rubin — Chairman and Chief Executive Officer and Trustee	2009	562,648	0	519,877	421,986	56,951	320,065	1,881,527
	2008	562,648	0	1,291,662	321,960	44,210	104,945	2,325,425
	2007	551,616	96,533	1,211,532	422,712	40,738	104,842	2,427,973

Edward A. Glickman — President and Chief Operating Officer and Trustee	2009	503,880	0	326,631	327,522	23,071	211,851	1,392,955
	2008	503,880	0	809,713	249,141	18,567	163,262	1,744,563
	2007	494,000	74,100	859,104	324,480	17,925	161,859	1,931,468

George F. Rubin — Vice Chairman and Trustee	2009	405,107	0	285,642	263,320	18,080	172,708	1,144,857
	2008	405,107	0	706,794	200,303	13,898	53,802	1,379,904
	2007	397,164	59,575	748,966	260,874	12,635	53,237	1,532,451

Joseph F. Coradino — President PREIT Services, LLC and PREIT — RUBIN, Inc. and Trustee	2009	405,107	0	285,642	263,320	18,080	166,048	1,138,197
	2008	405,107	0	706,794	200,303	13,898	47,742	1,373,844
	2007	397,164	59,575	748,966	260,874	12,635	47,189	1,526,403

Robert F. McCadden — Executive Vice President and Chief Financial Officer	2009	387,601	0	249,459	232,561	9,606	137,483	1,016,710
	2008	387,601	0	622,855	172,267	7,113	34,200	1,224,036
	2007	380,000	83,125	660,825	169,000	6,126	34,069	1,333,145

(1)	The amounts shown in the Bonus column represent the annual incentive payments to the named executive officers that were not directly tied to corporate performance. The payments were determined and made early in the following year. The amount that was not directly tied to corporate performance was 0% of the total annual cash incentive compensation plan opportunity for 2009 and 2008 and ranged from 20% to 35% of the total annual cash incentive compensation plan opportunity for 2007.

(2)

The amounts shown in the Stock Awards column represent the aggregate grant date fair value of Stock Awards granted during the year, as computed in accordance with Topic 718. Generally, the aggregate grant date fair value is the amount that PREIT expects to expense in its financial statements over the award’s vesting schedule. The amounts shown reflect PREIT’s accounting expense and do not correspond to the actual value that will be realized by the named executive officers. Amounts shown for 2008 and 2007 differ from the amounts shown in our prior year proxy statements due to a change in the Securities and Exchange Commission rules regarding presentation of equity awards in summary compensation tables. Valuations with respect to awards of time based restricted shares are reflected in the tables based on the average of the high and low sales price of a PREIT common share on the date of grant. Valuations with respect to awards of performance based awards are reflected in the tables as determined using a Monte Carlo simulation probabilistic valuation model. Whether the named executive officers will receive any shares in respect of the performance based awards (whether in respect of performance based restricted shares or RSUs) depends on whether PREIT achieves certain performance (TRS) objectives. If the applicable performance measurement period had ended on December 31, 2009, PREIT would have met the objective for one tranche of the performance based restricted shares, but would not have met the objectives for RSUs granted in 2008 and 2007, and no shares would have been earned in respect of those RSUs. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to Topic 718 with respect to awards of performance based shares and RSUs, which assumptions included no forfeitures, see Note 9, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(3)	The amounts shown in the Non-Equity Incentive Plan Compensation column represent amounts paid in respect of achievement of the corporate performance (FFO) component of the annual incentive plan, as determined by the Compensation Committee in accordance with the plan and the awards thereunder. See “Additional Information—Executive Compensation—Compensation Discussion and Analysis—Compensation Objectives and Policies—2. Cash Incentive Compensation.” The payments were made early in the following year. For the named executive officers, the corporate performance component was 100% of the total annual cash incentive compensation plan opportunity in 2009 and 2008, and ranged from 65% to 80% of the total annual cash incentive compensation plan opportunity in 2007.

(4)	The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column represent the above-market portion, which is the amount in excess of 120% of the applicable federal rate, of the interest earned on nonqualified deferred compensation plans of the named executive officers, which is credited at a rate of 10% compounded annually on the cumulative balance held in such officer’s supplemental retirement plan account. The applicable federal rate for long-term, annual compounding was 4.2% as of December 2009.

(5)	The amounts shown in All Other Compensation are comprised of the following (the amount shown for the Performance Incentive Units represents the stated value at target as of December 31, 2009):

2009	Non-Qualified Retirement Plan Company Contributions ($)	Qualified Plan – 401(k) Company Contributions ($)	Dividend Equivalent Rights ($)	Performance Incentive Units ($)	Medical and Other Core Benefits ($)	Total All Other Compensation ($)
Ronald Rubin	100,000	0	0	213,994	6,071	320,065
Edward A. Glickman	25,000	9,800	37,000	134,450	5,601	211,851
George F. Rubin	35,000	9,800	0	117,578	10,330	172,708
Joseph F. Coradino	35,000	9,800	0	117,578	3,670	166,048
Robert F. McCadden	25,000	9,800	0	102,683	0	137,483

2008	Non-Qualified Retirement Plan Company Contributions ($)	Qualified Plan – 401(k) Company Contributions ($)	Dividend Equivalent Rights ($)	Performance Incentive Units ($)	Medical and Other Core Benefits ($)	Total All Other Compensation ($)
Ronald Rubin	100,000	0	0	0	4,945	104,945
Edward A. Glickman	25,000	9,200	114,000	0	15,062	163,262
George F. Rubin	35,000	9,200	0	0	9,602	53,802
Joseph F. Coradino	35,000	9,200	0	0	3,542	47,742
Robert F. McCadden	25,000	9,200	0	0	0	34,200

2007	Non-Qualified Retirement Plan Company Contributions ($)	Qualified Plan – 401(k) Company Contributions ($)	Dividend Equivalent Rights ($)	Performance Incentive Units ($)	Medical and Other Core Benefits ($)	Total All Other Compensation ($)
Ronald Rubin	100,000	0	0	0	4,842	104,842
Edward A. Glickman	25,000	9,000	114,000	0	13,859	161,859
George F. Rubin	35,000	9,000	0	0	9,237	53,237
Joseph F. Coradino	35,000	9,000	0	0	3,189	47,189
Robert F. McCadden	25,000	9,000	0	0	69	34,069

See “Compensation Discussion and Analysis” for a discussion of the relationship of a named executive officer’s salary and incentive compensation to total compensation.

Employment Agreements

PREIT maintains a four-person Office of the Chair, consisting of Ronald Rubin, Edward A. Glickman, George F. Rubin and Joseph F. Coradino, which is intended to enable PREIT to maximize the talent and experience of its management team to further support PREIT’s business endeavors. Pursuant to their employment agreements, Ronald Rubin serves as PREIT’s Chairman and Chief Executive Officer, George F. Rubin serves as Vice Chairman, Edward A. Glickman serves as President and Chief Operating Officer and Joseph F. Coradino serves as President of PREIT Services, LLC and PREIT-RUBIN, Inc., as well as remaining PREIT’s Executive Vice President – Retail.

Ronald Rubin’s employment agreement with PREIT was amended and restated effective as of December 30, 2008 for an initial term through December 31, 2009, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. Rubin serves as Chairman and Chief Executive Officer of PREIT. Mr. Rubin’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Rubin is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is also obligated to credit $100,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. Rubin or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. Rubin or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. Under the agreement, the Board of Trustees of PREIT is obligated to nominate Mr. Rubin as a candidate for election to the Board of Trustees at each Annual Meeting of Shareholders at which his term as a trustee is scheduled to expire, so long as Mr. Rubin’s employment has not been terminated and a non-renewal notice has not been given to Mr. Rubin pursuant to the terms of the agreement.

Edward A. Glickman’s employment agreement with PREIT was amended and restated effective as of December 31, 2008. The employment agreement provides that Mr. Glickman is to serve as President and Chief Operating Officer of PREIT. The term of the employment agreement expires on December 31, 2010, whereupon it will automatically renew for additional two year periods unless and until either party gives notice of termination at least one year prior to the end of the then-current term. Under the employment agreement, Mr. Glickman is entitled to a salary increase of $25,000 per year (or a greater amount as determined by the Board of Trustees) on the first day of each January during the term. Mr. Glickman waived this provision with respect to his salary for 2007, 2008 and 2009, although he did still receive salary increases in 2007 and 2008. In accordance with the agreement, Mr. Glickman is eligible each year to participate in PREIT’s cash incentive programs as determined by the Compensation Committee. PREIT previously awarded to Mr. Glickman 25,000 restricted shares, options to acquire 100,000 common shares (both of which had vested in full by January 2004) and dividend equivalent rights on a notional 50,000 shares. In connection with the dividend equivalent rights, PREIT established a bookkeeping account and credited to it the dividends he would have received if he had owned the notional shares. No more than 50% of these dividends may be applied to the exercise price of the options to acquire 100,000 shares. Upon the exercise of the options, the number of notional shares is reduced for purposes of subsequent dividend equivalent credits by one-half of a share for each share issued upon exercise. All unapplied dividend amounts will be paid to Mr. Glickman in a lump sum upon the earlier of 90 days after his termination of employment for any reason or the expiration or earlier termination of the last of the options. See “Outstanding Equity Awards at 2009 Fiscal Year End.” PREIT is also obligated to credit $25,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. Glickman or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. Glickman or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code.

George F. Rubin’s employment agreement with PREIT was amended and restated effective as of December 30, 2008 for an initial term through December 31, 2009, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. Rubin serves as Vice Chairman of PREIT. Mr. Rubin’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Rubin is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is also obligated to credit $35,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. Rubin or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. Rubin or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. Under the agreement, the Board of Trustees of PREIT is obligated to nominate Mr. Rubin as a candidate for election to the Board of Trustees at each Annual Meeting of Shareholders at which his term as a trustee is scheduled to expire, so long as Mr. Rubin’s employment has not been terminated and a non-renewal notice has not been given to Mr. Rubin pursuant to the terms of the agreement.

Joseph F. Coradino’s employment agreement with PREIT was amended and restated effective as of December 30, 2008 for an initial term through December 31, 2009, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. Coradino serves as Executive Vice President – Retail of PREIT. He has also been appointed as the President of PREIT Services, LLC and PREIT-RUBIN, Inc. Mr. Coradino’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Coradino is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is obligated to credit $35,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. Coradino or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. Coradino or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code.

Robert F. McCadden’s employment agreement with PREIT was amended and restated effective December 30, 2008 for an initial term through December 31, 2009, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. McCadden serves as Executive Vice President and Chief Financial Officer of PREIT. Mr. McCadden’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. McCadden is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is obligated to credit $25,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. McCadden or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. McCadden or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code.

Each of the employment agreements for the above named executive officers also provides for certain severance and other benefits upon a termination of employment and/or change of control of PREIT and certain non-competition/non-solicitation obligations of the executive. See “Potential Payments Upon Termination or Change of Control,” beginning on page 47, for a description of such benefits and obligations.

2009 Grants of Plan-Based Awards

The following table shows information concerning grants of plan-based awards made by PREIT in 2009 to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name	Grant Date	Non-Equity Incentive Plan Awards: Number of Units or Rights(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)(3)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ronald Rubin	2009		$196,927	$421,986	$843,972
	3/18/2009	51,195	$106,997	$213,994	$320,991				140,888	$519,877

	Total		$303,924	$635,980	$1,164,963				140,888	$519,877

Edward A. Glickman	2009		$151,164	$327,522	$655,044
	3/18/2009	32,165	$67,225	$134,450	$201,675				88,518	$326,631

	Total		$218,389	$461,972	$856,719				88,518	$326,631

George F. Rubin	2009		$121,532	$263,320	$526,639
	3/18/2009	28,129	$58,789	$117,578	$176,368				77,410	$285,642

	Total		$180,321	$380,898	$703,007				77,410	$285,642

Joseph F. Coradino	2009		$121,532	$263,320	$526,639
	3/18/2009	28,129	$58,789	$117,578	$176,368				77,410	$285,642

	Total		$180,321	$380,898	$703,007				77,410	$285,642

Robert F. McCadden	2009		$96,900	$232,561	$465,121
	3/18/2009	24,565	$51,342	$102,683	$154,025				67,604	$249,459

	Total		$148,242	$335,244	$619,146				67,604	$249,459

(1)	For a description of the 2009 Performance Incentive Unit Program, see “—Non-Equity Plans” and “Additional Information—Executive Compensation—Compensation Discussion and Analysis.”

(2)	The amounts shown under Estimated Future Payouts Under Non-Equity Incentive Plan Awards represent the potential threshold, target and outperformance awards under the 2009 cash incentive compensation plan.

(3)	The threshold, target and maximum values of the performance incentive units are presented based on the value of the award as of December 31, 2009.

(4)	The numbers shown under All Other Stock Awards represent the number of time based restricted shares granted under PREIT’s 2003 Equity Incentive Plan. These shares will vest in three equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. During the period that the restricted shares have not vested, the recipient is entitled to vote the shares and to receive an amount equal to the dividends that would have been paid on the shares if they were vested. PREIT made cash distributions to all holders of common shares of $0.76 per share in 2009. In February 2010, PREIT’s Board of Trustees declared a cash dividend of $0.15 per share payable in March 2010.

(5)	The amounts shown represent the aggregate grant date fair value computed in accordance with Topic 718. Valuations with respect to awards of time based restricted shares are reflected based on the average of the high and low sales price of a PREIT common share on the date of grant.

Non-Equity Plans

Performance Incentive Unit Program

The performance incentive units (“PIUs”) granted in 2009 represent the right to earn cash in the future, and they were granted in lieu of restricted share units awarded in prior years. See “Compensation Discussion and Analysis” for a more extensive discussion of PIUs. The payment, if any, of cash by PREIT depends on PREIT’s performance in terms of TRS for the three year period ending December 31, 2011 (the “Measurement Period”) relative to the TRS for the measurement period of the component companies in the MSCI US REIT Index (the “Index”). If PREIT’s TRS performance over the measurement period is below the 25th percentile of the Index, then no cash will be earned. If PREIT’s TRS over the measurement period is at or above the 25th percentile of the Index, then a percentage of the awards ranging from 50% (at the 25th percentile) to 150% (at or above the 75th percentile) will be earned. Each PIU is equal in initial stated value to the average closing price of a common share of PREIT during the 20 trading days ending on the day prior to the grant date. The stated value of a PIU will be increased by an amount equal to the cash dividend paid on a common share of PREIT on each dividend payment date. Each of the named executive officers will be paid an amount in cash equal to the percentage of the stated value of each of his PIUs which are earned at the end of the measurement period.

Equity Plans

Restricted Share Unit Program

In 2007 and 2008, the Compensation Committee made awards in the form of market based performance contingent restricted share units, or RSUs, under PREIT’s 2007-2009 Restricted Share Unit Program (for grants made in 2007) and 2008-2010 Restricted Share Unit Program (for grants made in 2008). The RSUs represent the right to earn common shares in the future depending on PREIT’s TRS for the Measurement Period ended December 31, 2009 (for grants made in 2007) and ending December 31, 2010 (for grants made in 2008) relative to the TRS for the Measurement Period of the Index. If PREIT’s TRS performance is below the 25th percentile of the Index, then no shares will be earned. If PREIT’s TRS over the Measurement Period is above the 25th percentile of the Index, then a percentage of the awards ranging from 50% to 150% will be earned. Dividends paid by PREIT during the Measurement Period are deemed to be invested in additional RSUs for the account of the named executive officer at the 20-day average closing price per common share ending on the dividend payment date. If earned, awards will be paid in common shares in an amount equal to the applicable percentage of the number of RSUs in the named executive officer’s account at the end of the Measurement Period. With respect to the 2007-2009 Restricted Share Unit Program, the Compensation Committee determined that PREIT’s TRS performance for the Measurement Period ended December 31, 2009 was below the 25th percentile of the performance of the Index for such Measurement Period, and consequently no shares had been earned pursuant to the 2007-2009 Restricted Share Unit Program. The Measurement Period for the 2008-2010 RSU Program is still in progress; accordingly, it cannot yet be determined what portion, if any, of RSUs granted under that program will be earned.

Except if there is a change of control, participants may elect to defer delivery of all or a portion of the shares to be awarded to such participant until separation from service or a specified date chosen by the participant. PREIT must deliver the shares to participants who are “specified employees” as defined in Section 409A of the Code, upon a separation from service on the earlier of six months after separation from service, or death. Participants who elect to defer delivery of their shares will have dividend equivalents credited on their deferred shares which will be reinvested in notional shares (on which dividend equivalents will also be credited and so reinvested). A participant who has elected to defer delivery of his or her shares may elect to receive the shares prior to the scheduled delivery date in the event of an unforeseeable emergency.

If, prior to the last day of the Measurement Period, the named executive officer’s employment is terminated by PREIT for a reason other than cause or by the named executive officer for good reason or because of the death or disability of the named executive officer, the named executive officer will remain eligible to receive shares under the program as if his employment had not terminated. If the named executive officer’s employment is terminated for any other reason, the named executive officer will forfeit all of the RSUs.

Outstanding Equity Awards at 2009 Fiscal Year End

The following table shows information concerning outstanding equity awards at December 31, 2009, including both awards subject to market-based performance conditions and time based awards, made by PREIT to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Ronald Rubin	0	0	0	—	—	175,373	$1,483,656	21,859	$184,927
Edward A. Glickman	100,000	0	0	$17.84	11/09/2010	111,293	$941,539	13,924	$117,797
George F. Rubin	0	0	0	—	—	97,279	$822,980	12,152	$102,806
Joseph F. Coradino	0	0	0	—	—	97,279	$822,980	12,152	$102,806
Robert F. McCadden	0	0	0	—	—	84,184	$712,197	10,319	$87,299

(1)	The numbers shown under Number of Shares or Units of Stock That Have Not Vested represent the number of time based restricted shares granted under PREIT’s 2003 Equity Incentive Plan. These shares will vest in five (four for the 2008 grants and three for the 2009 grants) equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. The vesting dates of the shares shown in this column are as follows:

Vesting Date	Ronald Rubin	Edward A. Glickman	George F. Rubin	Joseph F. Coradino	Robert F. McCadden
2/16/2010	60,887	38,819	33,928	33,928	29,034
2/15/2011	58,191	36,909	32,261	32,261	27,956
2/15/2012	56,295	35,565	31,090	31,090	27,194

Total	175,373	111,293	97,279	97,279	84,184

(2)	The market value of shares is based upon the closing market price per share of PREIT’s common shares as of December 31, 2009 of $8.46.

(3)

The numbers shown under Number of Unearned Shares, Units or Other Rights That Have Not Vested represent the aggregate of the number of performance based restricted shares and the number of RSUs, including RSUs “acquired” as a result of the application of dividends deemed credited to the account of the named executive officer. The vesting of the performance based restricted shares depends upon the achievement of certain TRS thresholds measured over multiple years. With respect to the RSUs, the amount included represents the percentage of RSUs that will convert into shares assuming PREIT’s TRS is at the threshold level under the plan. Pursuant to the terms of the applicable plans and grants, certain awards of performance based restricted shares that do not vest in one year are eligible to vest in a subsequent year. Certain performance based restricted shares granted in 2005 were forfeited by the named executive officers because PREIT’s share price did not achieve the applicable TRS threshold by the end of the performance period in 2009. See “—Restricted Share Unit Program” for a description of the vesting terms of the RSUs. The vesting dates of the shares and RSUs shown in this column are as follows:

Vesting Date	Ronald Rubin	Edward A. Glickman	George F. Rubin	Joseph F. Coradino	Robert F. McCadden
	Market-Based Performance Shares

2/16/2010	2,695	1,911	1,666	1,666	1,078

	Performance Based RSUs

12/31/2010	19,164	12,013	10,486	10,486	9,241

Total	21,859	13,924	12,152	12,152	10,319

2009 Option Exercises and Stock Vested

The following table shows information concerning each vesting of restricted shares awarded to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers in 2009. There were no share options exercised by PREIT’s Chief Executive Officer, Chief Financial Officer or its other named executive officers in 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ronald Rubin	0	0	15,987	69,623
Edward A. Glickman	0	0	11,238	48,941
George F. Rubin	0	0	10,265	44,704
Joseph F. Coradino	0	0	10,265	44,704
Robert F. McCadden	0	0	12,656	55,117

Pension Benefits

None of our named executive officers participate in or have accrued benefits under qualified or non-qualified defined benefit plans sponsored by us.

2009 Nonqualified Deferred Compensation

The following table shows information concerning contributions, earnings and balances under non-qualified defined contribution and other deferred compensation plans maintained for PREIT’s Chief Executive Officer, Chief Financial Officer and its three other most highly compensated executive officers.

Name	Registrant Contributions In Last FY ($)(1)		Aggregate Earnings in Last FY ($)(2)	Aggregate Balance at Last FYE ($)(3)
Ronald Rubin	100,000		114,359	1,257,948
Edward A. Glickman	62,000	(4)	46,328	1,606,607	(5)
George F. Rubin	35,000		36,305	399,359
Joseph F. Coradino	35,000		36,305	399,359
Robert F. McCadden	25,000		19,289	212,179

(1)	The amounts reported in this column are reported in the Summary Compensation Table under All Other Compensation.

(2)	The above-market portions of the amounts reported in this column are included in the Summary Compensation Table under Change in Pension Value and Nonqualified Deferred Compensation Earnings, to the extent they exceed 120% of the prevailing long term applicable federal rate.

(3)	The amounts reported in this column were reported as compensation in prior years.

(4)	$25,000 of this amount represents our contribution to Mr. Glickman’s supplemental retirement plan in 2009, and $37,000 of this amount represents the amount of dividend equivalent rights awarded to Mr. Glickman in 2009.

(5)	$509,607 of this amount represents the aggregate balance in Mr. Glickman’s supplemental retirement account as of December 31, 2009, and $1,097,000 represents the aggregate amount of dividend equivalent rights awarded to Mr. Glickman as of December 31, 2009.

See “Compensation—Employment Agreements” for a description of the material terms of the supplemental retirement plans of the named executive officers.

Potential Payments Upon Termination or Change of Control

Following is a summary of the arrangements that provide for payment to a named executive officer at, following or in connection with any termination, including resignation, severance, retirement or constructive termination, or in connection with a change of control or a change in the named executive officer’s responsibilities.

Ronald Rubin, George F. Rubin, Joseph F. Coradino and Robert F. McCadden

Termination by Us Without Cause, Termination by Executive for Good Reason or Our Election Not to Renew the Employment Agreement. If we terminate Ronald Rubin’s, George F. Rubin’s, Joseph F. Coradino’s or Robert F. McCadden’s (each, an “Executive”) employment for a reason other than for “Cause,” which is generally defined to include fraud in connection with his employment, theft of PREIT funds, acts which are grounds for termination under our Code of Business Conduct and Ethics, indictment for a crime of moral turpitude, breach of confidentiality or non-competition obligations, continued failure to perform duties 30 days after a written demand specifying the nature of the failure, or repeated abuse of alcohol or drugs, or if an Executive terminates his employment with us for “Good Reason,” which includes PREIT’s material breach of its obligations to the Executive under the employment agreement, a material change in the geographic location at which the Executive provides services, or a material diminution in the Executive’s authority, duties or responsibilities (in each case, after 30 days written notice and failure to cure); in the case of Ronald Rubin and George F. Rubin, the Executive is not nominated for election as a trustee; or if we elect not to renew the Executive’s employment agreement, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement; and

•

a cash lump sum payment equal to three times (two times in the case of Mr. McCadden) (x) his then-current base salary (discounted to present value) plus (y) an amount calculated by multiplying the then-current base salary by the average percentage of base salary paid as a bonus in the last three calendar years, provided that the Executive has timely executed and delivered to PREIT a release of claims against PREIT; and

•

he, his spouse and dependents will continue to receive medical benefits for three years (two years in the case of George F. Rubin and Mr. Coradino and one year in the case of Mr. McCadden) to the extent PREIT was paying for such benefits prior to such termination;

•	any unvested options and restricted shares will vest; and

•	any nonqualified stock options will remain exercisable until the earlier of 180 days following termination or the scheduled expiration date.

Termination by Us for Cause. If we terminate the Executive’s employment for Cause, then:

•	PREIT will pay to him (less applicable withholding taxes) all earned but unpaid amounts under the employment agreement;

•	any vested nonqualified share options will remain exercisable until the earlier of 30 days following termination or the scheduled expiration date;

•	he, his spouse and dependents will have rights under PREIT’s health plans as provided by COBRA; and

•

he will not engage in, have an interest in or in any way be affiliated with any entity that engages within 25 miles of any property owned by PREIT in any activity which competes with the activity of PREIT for one year following such termination.

Death or Disability. Under our employment agreement with each Executive, if the Executive dies during the term of his employment agreement, or if he is unable to perform his duties for 120 days during any 150 day period and PREIT elects to terminate his employment (“disability”), then:

•	PREIT will pay to him or his estate (less applicable withholding taxes):

•

in the case of the Executive’s disability, a cash lump sum payment (discounted to present value) equal to one times (three times in the case of Ronald Rubin) (x) his then-current base salary minus (y) amounts reasonably projected to be paid to the Executive under disability insurance policies for the 12-month period immediately following the Executive’s termination of employment (36-month period in the case of Ronald Rubin);

•	in the case of the Executive’s death, his base salary for a period of 12 months (36 months in the case of Ronald Rubin) paid in accordance with PREIT’s normal payroll practices;

•	all earned but unpaid amounts under the employment agreement; and

•

if PREIT achieves its specified performance target, the pro rata portion of any bonus payable under the annual cash incentive plan with respect to the year of termination that he would have earned had he remained employed with us;

•	all unvested options and all unvested restricted shares that vest solely based on the passage of time and the Executive’s continued employment will vest;

•

any nonqualified share options will remain exercisable until the earlier of (i) 180 days after the death of the Executive or, in the case of Ronald Rubin, George F. Rubin and Mr. Coradino, if later, the expiration of the applicable period set forth in the share option award agreement or (ii) the scheduled expiration date of the share option;

•

all unvested restricted shares that vest based on the performance of PREIT will remain outstanding and will vest or be forfeited in whole or in part under the terms of the award agreement as if the Executive’s employment had not terminated; and

•

he, his spouse and dependents will continue to receive medical benefits for the 12-month period (36-month period in the case of Ronald Rubin) immediately following his termination of employment to the extent PREIT was paying for such benefits prior to such death or disability.

Voluntary Termination. If an Executive voluntarily terminates his employment, PREIT will pay to him (less applicable withholding taxes) all earned but unpaid amounts under his employment agreement, and he will have rights under PREIT’s health plans as provided by COBRA. If an Executive voluntarily terminates his employment with PREIT (other than (i) for Good Reason or (ii) within 10 calendar days following the earlier of April 10th of the applicable fiscal year or the date that PREIT provides the Executive with notice of his base salary and bonus eligibility for such fiscal year), the Executive will not engage in, have an interest in or in any way be affiliated with any entity that engages, within 25 miles of any property owned by PREIT, in any activity which competes with the activities of PREIT or its affiliates for one year following such termination.

Change of Control. If there is a change of control of PREIT, then:

•	any unvested options and restricted shares will vest;

•

any nonqualified share options will remain exercisable until the earlier of (i) 180 days after the change of control (or, in the case of Ronald Rubin, George F. Rubin and Mr. Coradino, if later, the expiration of the applicable period set forth in the share option award agreement) or (ii) the scheduled expiration date of the share option; and

•

if the Executive is required to pay any excise taxes imposed under Section 4999 of the Code, PREIT will reimburse the Executive for the full amount of such excise taxes (limited to one-half of such taxes in the case of Mr. McCadden), provided that such reimbursement will not be grossed up to cover any excise, income or employment taxes assessed on that additional payment; if the Executive would receive a higher net after-tax benefit by the reduction of his payments and benefits to the minimum extent necessary to ensure that no such excise taxes apply, his payments and benefits shall be so reduced.

If an Executive’s employment is terminated within six months before or 12 months after a change of control of PREIT, by us without Cause (including our election not to renew the agreement), or by him for Good Reason, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement;

•

a lump sum cash payment equal to three times (two times in the case of Mr. McCadden) (x) his then-current base salary (discounted to present value if such termination occurs within six months before the change of control) plus (y) an amount calculated by multiplying the then-current base salary by the average percentage of base salary paid as a bonus in the last three calendar years; and

•

The Executive, his spouse and dependents will continue to receive medical benefits for three years (two years in the case of George F. Rubin and Mr. Coradino and one year in the case of Mr. McCadden) to the extent PREIT was paying for such benefits prior to termination.

In the event of a change of control, the Measurement Period for any outstanding Performance Incentive Unit Program and Restricted Share Unit Program would end on the date of the change of control, and cash or shares will become payable under those agreements, if at all, based on our TRS performance through that date. If an Executive’s employment is terminated by PREIT for a reason other than for Cause or by the Executive for Good

Reason or because of the death or disability of the Executive, the Executive will remain eligible to receive cash under the Performance Incentive Unit Program and to receive shares under the Restricted Share Unit Program as if his employment had not terminated. If the Executive’s employment is terminated for any other reason, he forfeits his PIUs and RSUs.

As described above under “Employment Agreements,” the amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable within 60 days of the termination of employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. See “Nonqualified Deferred Compensation.”

Assuming a change of control of PREIT and/or Ronald Rubin’s employment was terminated under each of these circumstances on December 31, 2009, and without taking into account any value assigned to Mr. Rubin’s covenant not to compete, such payments and benefits would have had an estimated value of:

Ronald Rubin	Base Salary ($)		Bonus ($)	Value of Accelerated Equity and Performance Awards ($)			Benefit Continuation ($)	Total ($)
				Time Based	Performance Based
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	1,677,255		1,277,988	1,483,656	114,015	(1)	45,000	4,597,914
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	1,696,290	(2)	1,277,988	1,483,656	328,009		45,000	4,830,943
Death	1,696,290		321,960	1,483,656	0	(3)	45,000	3,546,906
Disability	1,117,948		321,960	1,483,656	0	(3)	45,000	2,968,564
Change of Control (without regard to a termination of employment)	0		0	1,483,656	328,009		0	1,811,665

(1)	In the event of termination without Cause or for Good Reason or our election not to renew the employment agreement, the Executive would also remain eligible to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

(2)	Assumes termination occurs within 12 months after a change of control. If termination occurs within six months prior to a change of control, the Executive would receive the amounts listed in the row “Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control.”

(3)	In the event of death or disability, the Executive (or his estate) would also remain eligible to have performance based restricted share awards vest and to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

Assuming a change of control of PREIT and/or George F. Rubin’s employment was terminated under each of these circumstances on December 31, 2009, and without taking into account any value assigned to Mr. Rubin’s covenant not to compete, such payments and benefits would have had an estimated value of:

George F. Rubin	Base Salary ($)		Bonus ($)	Value of Accelerated Equity and Performance Awards ($)			Benefit Continuation ($)	Total ($)
				Time Based	Performance Based
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	1,212,572		793,555	822,989	70,480	(1)	30,000	2,929,596
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	1,226,334	(2)	793,555	822,989	188,058		30,000	3,060,936
Death	408,778		200,303	822,989	0	(3)	15,000	1,447,070
Disability	226,147		200,303	822,989	0	(3)	15,000	1,264,439
Change of Control (without regard to a termination of employment)	0		0	822,989	188,058		0	1,011,047

(1)	In the event of termination without Cause or for Good Reason or our election not to renew the employment agreement, the Executive would also remain eligible to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

(2)	Assumes termination occurs within 12 months after a change of control. If termination occurs within six months prior to a change of control, the Executive would receive the amounts listed in the row “Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control.”

(3)	In the event of death or disability, the Executive (or his estate) would also remain eligible to have performance based restricted share awards vest and to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

Assuming a change of control of PREIT and/or Joseph F. Coradino’s employment was terminated under each of these circumstances on December 31, 2009, and without taking into account any value assigned to Mr. Coradino’s covenant not compete, such payments and benefits would have had an estimated value of:

Joseph F. Coradino	Base Salary ($)		Bonus ($)	Value of Accelerated Equity and Performance Awards ($)			Benefit Continuation ($)	Total ($)
				Time Based	Performance Based
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	1,212,572		793,555	822,989	70,480	(1)	30,000	2,929,596
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	1,226,334	(2)	793,555	822,989	188,058		30,000	3,060,936
Death	408,778		200,303	822,989	0	(3)	15,000	1,447,070
Disability	226,147		200,303	822,989	0	(3)	15,000	1,264,439
Change of Control (without regard to a termination of employment)	0		0	822,989	188,508		0	1,011,047

(1)	In the event of termination without Cause or for Good Reason or our election not to renew the employment agreement, the Executive would also remain eligible to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

(2)	Assumes termination occurs within 12 months after a change of control. If termination occurs within six months prior to a change of control, the Executive would receive the amounts listed in the row “Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control.”

(3)	In the event of death or disability, the Executive (or his estate) would also remain eligible to have performance based restricted share awards vest and to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

Assuming a change of control of PREIT and/or Robert F. McCadden’s employment was terminated under each of these circumstances on December 31, 2009, and without taking into account any value assigned to Mr. McCadden’s covenant not to compete, such payments and benefits would have had an estimated value of:

Robert F. McCadden	Base Salary ($)		Bonus ($)	Value of Accelerated Equity and Performance Awards ($)			Benefit Continuation ($)	Total ($)
				Time Based	Performance Based
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	766,449		644,154	712,197	45,599	(1)	0	2,168,399
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	775,202	(2)	644,154	712,197	148,282		0	2,279,835
Death	387,601		172,267	712,197	0	(3)	0	1,272,065
Disability	205,213		172,267	712,197	0	(3)	0	1,089,677
Change of Control (without regard to a termination of employment)	0		0	712,197	148,282		0	860,479

(1)	In the event of termination without Cause or for Good Reason or our election not to renew the employment agreement, the Executive would also remain eligible to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

(2)	Assumes termination occurs within 12 months after a change of control. If termination occurs within six months prior to a change of control, the Executive would receive the amounts listed in the row “Without Cause or For Good Reason Not Associated With a Change of Control.”

(3)	In the event of death or disability, the Executive (or his estate) would also remain eligible to have performance based restricted share awards vest and to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

Edward A. Glickman

Termination by Us Without Cause or Termination by Mr. Glickman for Good Reason. If we terminate Mr. Glickman’s employment agreement for a reason other than for “Cause,” which is defined solely for purposes of Mr. Glickman’s employment agreement as fraud, theft, misappropriation or embezzlement of the assets or funds of PREIT, indictment for a crime involving moral turpitude, breach of confidentiality or non-competition obligations, continued failure to perform duties 20 days after a written demand specifying the nature of the failure, or repeated abuse of alcohol or drugs, or if Mr. Glickman terminates the agreement for “Good Reason,” which is defined solely for purposes of Mr. Glickman’s employment agreement as PREIT’s material breach of its obligations to Mr. Glickman, after 20 days written notice and failure to cure; the receipt of written notice that PREIT elects not to renew the term of his employment agreement, Ronald Rubin ceases to be the Chief Executive Officer of PREIT at any time, or, following a change of control, PREIT or any successor does not offer Mr. Glickman an employment agreement for at least three years that provides the same title and responsibilities as he had immediately before the change of control, the same or greater compensation and benefits and that his primary business office will continue to be in the metropolitan Philadelphia area, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles;

•	a lump sum equal to three times his then-current base salary; and

•	a lump sum equal to three times the average of the bonuses paid during the three years prior to the termination;

•

all outstanding options granted pursuant to Mr. Glickman’s prior employment agreement will remain vested and be exercisable until the earlier of the option expiration date or the first anniversary of the termination date;

•	all restricted shares granted to Mr. Glickman will vest; and

•

he and his family members who are covered under our benefit plans on the date of such termination will continue to be eligible for benefits under such plans for the balance of the term of Mr. Glickman’s employment agreement prior to termination, plus one year.

If Mr. Glickman terminates his employment agreement for Good Reason based on Ronald Rubin having ceased to be Chief Executive Officer of PREIT, then Mr. Glickman will not be entitled to the payments, vesting and other entitlements described above unless he terminates his employment during specified periods within six months to one year following the date that Ronald Rubin ceases to be Chief Executive Officer, depending on the reason for such cessation.

Termination by Us for Cause or by Mr. Glickman Voluntarily. If we terminate Mr. Glickman’s employment for Cause, or if he resigns voluntarily, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles; and

•

if PREIT achieves its specified performance target, the pro rata portion of the annual cash incentive amount with respect to the year of termination that Mr. Glickman would have earned had he remained employed with us, provided that in the case of a voluntary resignation, Mr. Glickman provides at least six weeks notice;

•	Mr. Glickman will have three months to exercise any vested options granted pursuant to his prior employment agreement;

•

he and his family members who are covered under our benefit plans on the date of such termination will continue to be eligible for benefits under such plans for the balance of the term of Mr. Glickman’s employment agreement prior to termination, plus six months; and

•

if Mr. Glickman is terminated for fraud, theft, misappropriation, embezzlement, indictment for a crime of moral turpitude or repeated abuse of drugs or alcohol, he will not engage in, have an interest in or work for any entity that engages within 25 miles of any property owned by PREIT in any activity that competes with the activity of PREIT for six months after termination.

Death or Disability. Under our employment agreement with Mr. Glickman, if he dies during the term of his employment agreement or if he is unable to perform his duties for 120 days during any five month period and PREIT elects to terminate his employment (“disability”), then:

•	PREIT will pay to him or his estate (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles;

•

in the case of a disability, a lump sum equal to two years of his then-current base salary minus any disability payments reasonably projected to be received by him during the two years following termination of employment;

•	in the case of death, a lump sum cash payment equal to six months of his then-current base salary; and

•

if PREIT achieves its specified performance target in the year of his death or termination of his employment due to disability, the pro rata portion of the annual cash incentive amount with respect to the year of death or termination that Mr. Glickman would have earned had he remained employed with us;

•	all unvested restricted shares that vest solely based on the passage of time and Mr. Glickman’s continued employment will vest;

•

all unvested restricted shares that vest based on the performance of PREIT will remain outstanding and vest or be forfeited in whole or in part under the terms of the award agreement as if Mr. Glickman’s employment had not been terminated; and

•

he and his family members who are covered under our benefit plans on the date of such termination will continue to be eligible for benefits under such plans for one year to the extent such family members were covered prior to death or disability.

Change of Control. If there is a change of control of PREIT, then all restricted shares granted to Mr. Glickman will vest.

If Mr. Glickman’s employment is terminated by PREIT without Cause following a change of control or within one year preceding the change of control, or by Mr. Glickman for Good Reason within six months following a change of control of PREIT, then:

•

Mr. Glickman will receive all payments, vesting and other entitlements provided in the event of a termination without Cause or for Good Reason (as described above), as the case may be, prior to a change of control;

•

if Mr. Glickman is required to pay any excise taxes imposed under Section 4999 of the Code, PREIT will reimburse Mr. Glickman for one-half of such excise taxes, provided that such reimbursement will not be grossed up to cover any excise, income or employment taxes assessed on that additional payment; if Mr. Glickman would receive a higher net-after tax benefit by the reduction of his payments and benefits to the minimum extent necessary to ensure that no such excise taxes apply, his payments and benefits will be so reduced; and

•	all options will remain exercisable until the earlier of the option expiration date or 24 months following termination of his employment.

In the event of a change of control, the Measurement Period for any outstanding Performance Incentive Unit Program and Restricted Share Unit Program would end on the date of the change of control, and cash or shares will then become payable under those arrangements, if at all, based on our TRS performance through that date. If Mr. Glickman’s employment is terminated by PREIT for a reason other than for Cause or by Mr. Glickman for Good Reason or because of Mr. Glickman’s death or disability, Mr. Glickman will remain eligible to receive cash under the Performance Incentive Unit Program and to receive shares under the Restricted Share Unit Program as if his employment had not terminated. If Mr. Glickman’s employment is terminated for any other reason, he forfeits his PIUs and RSUs.

Under Mr. Glickman’s Restated Dividend Equivalent Rights Agreement, upon the earlier of 90 days following the termination of his employment for any reason, or the expiration or earlier termination of the last of the options to expire or terminate, all amounts credited in respect of dividend equivalent rights that are not applied to the exercise price for options will be paid in a lump sum.

As described above under “Employment Agreements,” the amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable within 60 days of the termination of employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. See “Nonqualified Deferred Compensation.”

Assuming a change of control of PREIT and/or Mr. Glickman’s employment was terminated under each of these circumstances on December 31, 2009, and without taking into account any value assigned to Mr. Glickman’s covenant not to compete, such payments and benefits would have had an estimated value of:

Edward A. Glickman	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)			Benefit Continuation ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	1,522,503	951,721	941,539	80,844	(1)	40,000	3,536,607
Without Cause or For Good Reason Associated With a Change of Control	1,522,503	951,721	941,539	215,294		20,000	3,651,057
Death	253,751	249,141	941,539	0	(2)	20,000	1,464,431
Disability	655,002	249,141	941,539	0	(2)	20,000	1,865,682
Change of Control (without regard to a termination of employment)	0	0	941,539	215,294		0	1,156,833
Voluntary Resignation or for Cause	0	249,141	0	0		0	249,141

(1)	In the event of termination without Cause or for Good Reason, Mr. Glickman would also remain eligible to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

(2)	In the event of death or disability, Mr. Glickman (or his estate) would also remain eligible to have performance based restricted share awards vest and to receive cash or shares, as applicable, under any PIU or RSU program then in effect if the relevant performance targets are met.

2009 Trustee Compensation

Each trustee who is not an employee of PREIT received an annual retainer for 2009 of $30,000, plus $1,500 per Board of Trustees or committee meeting in which the trustee participated. In addition, the Chair of PREIT’s Audit Committee receives an additional retainer of $15,000, while the Chairs of the Compensation Committee and the Nominating and Governance Committee each receive an additional annual retainer of $10,000, and the Chair of the Special Committee regarding PREIT’s Related Party Transaction Policy receives an additional annual retainer of $5,000. Non-employee trustees also typically receive restricted shares annually which vest over three years. In 2008, the Restricted Share Plan for Non-Employee Trustees was amended by the Board of Trustees to provide that annual awards would be for shares equal in value to $55,000, rather than the 1,000 shares that had been awarded in past years. In January 2009, however, as a result of the decrease in the value of PREIT common shares, there were insufficient shares under the plan to make the annual awards equal in value to $55,000. The awards for 2009 were set by the Board of Trustees at 2,000 shares. No decision has been made by the Board with respect to 2010 equity grants to non-employee trustees. If the Amended and Restated Pennsylvania Real Estate Investment Trust 2003

Equity Incentive Plan is approved by shareholders at the Annual Meeting, the Board expects to set the amount of the 2010 equity grants to non-employee trustees following the Annual Meeting. In addition, it has been the practice of PREIT to grant each newly-elected trustee an option to purchase 5,000 shares that vest over four years. See “PROPOSAL TWO – APPROVAL OF THE AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2003 EQUITY INCENTIVE PLAN.”

The following table summarizes the fees and other compensation earned by our Trustees for their service on our Board of Trustees and any committees of the Board of Trustees during 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Dorrit J. Bern	34,500	10,830	15,650	60,980
Stephen B. Cohen	60,000	10,830	0	70,830
M. Walter D’Alessio	63,500	10,830	0	74,330
Rosemarie B. Greco	61,000	10,830	0	71,830
Lee H. Javitch	55,500	10,830	0	66,330
Leonard I. Korman	58,500	10,830	0	69,330
Ira M. Lubert	58,000	10,830	0	68,830
Donald F. Mazziotti	54,000	10,830	0	64,830
Mark E. Pasquerilla	43,500	10,830	0	54,330
John J. Roberts	73,500	10,830	0	84,330

(1)	The amounts reported in the Stock Awards column represent the grant date fair value as determined in accordance with Topic 718 based on the average of the high and low sales price of a common share on the date of grant. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to Topic 718, which assumptions included no forfeitures, see Note 9, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The following table summarizes the aggregate number of shares and options held by our Trustees outstanding at December 31, 2009:

(2)	The amount reported in the Option Awards column represents the grant date fair value as determined in accordance with Topic 718.

Name	Restricted Shares	Total Options	Exercisable Options	Unexercisable Options
Dorrit J. Bern	2,000	5,000	0	5,000
Stephen B. Cohen	3,001	5,000	5,000	0
M. Walter D’Alessio	3,001	5,000	5,000	0
Rosemarie B. Greco	3,001	5,000	5,000	0
Lee H. Javitch	3,001	5,000	5,000	0
Leonard I. Korman	3,001	5,000	5,000	0
Ira M. Lubert	3,001	5,000	5,000	0
Donald F. Mazziotti	3,001	5,000	5,000	0
Mark E. Pasquerilla	3,001	5,000	5,000	0
John J. Roberts	3,001	5,000	5,000	0

Equity Compensation Plans

The following table summarizes PREIT’s equity compensation plans as of December 31, 2009:

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by shareholders	152,293	(2)	$20.42	864,675	(3)
Equity compensation plans not approved by shareholders	—		—	—	(4)

Total	152,293		$20.42	864,675

(1)	Does not include shares reflected in the column entitled “Number of shares to be issued upon exercise of outstanding options, warrants and rights.”

(2)	Does not include 1,048,471 restricted shares awarded under PREIT’s 2003 Equity Incentive Plans that were outstanding and unvested at December 31, 2009, and does not include 26,003 shares awarded under PREIT’s 2008 Restricted Share Plan for Non-Employee Trustees.

(3)	Includes 801,209 shares available for awards under PREIT’s 2003 Equity Incentive Plan as of December 31, 2009. The 2003 Equity Incentive Plan was adopted by PREIT’s Board of Trustees and approved by PREIT’s shareholders in 2003 and authorized PREIT to issue up to 2,500,000 shares in connection with awards of options, restricted shares, share appreciation rights, performance shares, contract shares, bonus shares and dividend equivalent rights. PREIT may make awards under the 2003 Equity Incentive Plan to its non-employee trustees, officers and other key employees. The Compensation Committee of PREIT’s Board of Trustees administers the 2003 Equity Incentive Plan. Also includes 31,000 shares available for awards under PREIT’s 2008 Restricted Share Plan for Non-Employee Trustees. The 2008 Restricted Share Plan for Non-Employee Trustees was adopted by PREIT’s Board of Trustees and approved by PREIT’s shareholders in 2007 and authorized PREIT to issue an aggregate of up to 60,000 restricted shares to its trustees who are not employees of PREIT or any of its affiliates. As of December 31, 2009, 29,000 restricted shares had been granted under that plan. The restricted shares vest in three approximately equal annual installments so long as the recipient remains a trustee of PREIT. The 2008 Restricted Share Plan for Non-Employee Trustees is administered by the Compensation Committee of PREIT’s Board of Trustees. Also includes 32,466 shares available for issuance under PREIT’s employee share purchase plan.

(4)	Does not include 3,006 restricted shares awarded under PREIT’s 2002 Restricted Share Plan for Non-Employee Trustees that were outstanding and unvested at December 31, 2009. The 2002 Restricted Share Plan for Non-Employee Trustees was adopted in 2002 and authorized PREIT to issue an aggregate of up to 50,000 restricted shares to its trustees who are not employees of PREIT or any of its affiliates. As of December 31, 2009, 44,000 restricted shares had been granted under the plan. The 2008 Restricted Share Plan for Non-Employee Trustees replaced the 2002 Plan and no further grants will be made under the 2002 Plan.

Board Matters

Leadership Structure

Ronald Rubin is the Chairman and CEO of PREIT. The Board of Trustees believes that this dual role is appropriate given the leadership role he plays. As discussed above, PREIT also maintains a four-person Office of the Chair, consisting of Ronald Rubin, Edward A. Glickman, George F. Rubin and Joseph F. Coradino, which is intended to enable PREIT to maximize the talent and experience of its management team to further support PREIT’s business endeavors. The Office of the Chair also serves to diversify the voice of the employee trustees on the Board. The Board does not have a lead independent trustee; however, the Board currently includes ten non-employee trustees (and, if all of the nominees for trustee are elected at the 2010 Annual Meeting of Shareholders, will include nine non-employee trustees), all but one of whom the Board has determined to be independent, and each of whom, both by virtue of their collective leadership experience and, in the case of the independent trustees, their positions on the various committees of the Board discussed below, provide significant independent leadership and direction that complements the leadership provided by Ronald Rubin and the other employee trustees.

Role in Risk Oversight

The full Board is responsible for, and actively involved in, identifying and managing the risks that PREIT faces. The Board retains direct decision making authority regarding the most significant of these risks and exercises its oversight of management with respect to other risks. With respect to the exercise of direct decision making, the Board generally manages these risks through the allocation of the oversight of certain risks to various of its committees, and the interaction of those committees, in performing the oversight responsibility allocated to them, with various outside consultants, including our independent auditor and our compensation consultant. The Board typically performs its oversight obligation through review of the reports from the Chairs of these committees, as well as through discussions and reports from management regarding any significant or developing risks. Among other relevant information, the Board receives a report annually from management describing management’s methodology for identifying, assessing, mitigating, monitoring and disclosing operational and other risks. In addition, in response to a request from the Board, management periodically distributes and discusses with the Board an annotated list of the risks identified and discussed in the most recently filed Annual Report on Form 10-K of PREIT. The Board believes that the leadership structure discussed above, which places significant authority in the hands of its independent trustees while involving several key employee trustees in Board decision-making, allows it to effectively meet its obligations to oversee and manage the risks that PREIT faces. See the following discussion under “Committees of the Board” for more information regarding the risks that are overseen by each committee.

Committees of the Board

PREIT has a standing Compensation Committee, a standing Audit Committee, a standing Nominating and Governance Committee and a standing Special Committee under PREIT’s Related Party Transaction Policy. PREIT’s by-laws authorize the establishment of a standing executive committee to consist of three members. PREIT’s Board of Trustees has not appointed any members to the executive committee. If duly constituted, the executive committee would be authorized to exercise all of the powers and authority of the Board of Trustees between meetings of the Board of Trustees, except for matters that are expressly reserved by PREIT’s by-laws to the full Board of Trustees or to another committee of the Board of Trustees.

Executive Compensation and Human Resources Committee

The Compensation Committee is comprised of Rosemarie B. Greco, Chair, Stephen B. Cohen, M. Walter D’Alessio, Leonard I. Korman and John J. Roberts. The principal duties of the Compensation Committee are to set the annual and long-term compensation of PREIT’s executive officers in light of existing agreements and consistent with compensation objectives and policies established by the Compensation Committee, to make recommendations to PREIT’s Board of Trustees regarding incentive compensation and equity-based plans, and to administer these plans. The Compensation Committee does not have the authority to delegate any portion of its responsibilities over the compensation of PREIT’s executive officers to others, although it is assisted by, and consults with, others.

The Compensation Committee met six times during 2009. Meeting agendas are set by the Chair. The Compensation Committee considers the recommendations of PREIT’s Chief Executive Officer in establishing compensation for the named executive officers and invited the Chief Executive Officer to participate in preliminary compensation deliberations by the Compensation Committee concerning PREIT’s named executive officers.

The Compensation Committee has the exclusive authority to retain and terminate executive compensation consultants that assist in the evaluation of trustee or executive officer compensation. In August 2005, following interviews with and consideration of other consulting firms, the Compensation Committee engaged Towers, Perrin, Forster & Crosby, Inc., now known as Towers Watson & Co., to serve as the consultant to the Compensation Committee. The consultant periodically advises the Compensation Committee of developing compensation trends and programs among REITs and other public companies. The consultant also presented, at the Compensation Committee’s direction, compensation data from several sources, including a survey of executive compensation among REITs prepared by the NAREIT, proprietary data bases developed by the consultant and proxy statements of selected REITs.

As a part of its annual review of PREIT’s compensation policies with respect to all employees, the Compensation Committee also evaluates the risks that are created by those policies, including the risk-taking incentives that those policies may create. Based on that review, the Compensation Committee has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on PREIT.

The Compensation Committee’s process for setting executive compensation is described under “Additional Information—Executive Compensation—Compensation Discussion and Analysis.”

Audit Committee

The Audit Committee, which is comprised of John J. Roberts, Chair, Dorrit J. Bern, Stephen B. Cohen, Lee H. Javitch and Donald F. Mazziotti, met four times during 2009. Lee H. Javitch will no longer serve on this Committee as of the 2010 Annual Meeting of Shareholders because he has declined to stand for reelection as a trustee. The principal duties of the Audit Committee are to oversee PREIT’s accounting and financial reporting processes and the audit of PREIT’s financial statements, to select and retain independent auditors, to review with management and the independent auditors PREIT’s annual financial statements and related footnotes, to review PREIT’s internal audit activities, to review with the independent auditors the planned scope and results of the annual audit and their reports and recommendations and to review with the independent auditors matters relating to PREIT’s system of internal controls.

PREIT’s audit committee charter provides that no member of the Audit Committee may serve on the audit committee of more than two other public companies unless the Board of Trustees determines that such service would not impair the member’s ability to effectively serve on PREIT’s Audit Committee. John J. Roberts presently serves on the audit committees of three public companies other than PREIT. The Board of Trustees has considered Mr. Roberts’ service on these audit committees and has determined that Mr. Roberts’ service on the other audit committees will not impair his ability to effectively serve in his role on PREIT’s Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised of Ira M. Lubert, Chair, M. Walter D’Alessio, Lee H. Javitch, Leonard I. Korman and Donald F. Mazziotti, met four times during 2009. Lee H. Javitch will no longer serve on this Committee as of the 2010 Annual Meeting of Shareholders because he has declined to stand for reelection as a trustee. The principal duties of the Nominating and Governance Committee are to identify individuals qualified to become trustees of PREIT, recommend trustee nominees and trustee committee appointments to the Board of Trustees, review annually the compensation paid to non-employee trustees, develop and recommend a set of governance principles applicable to PREIT and oversee the evaluation of the performance of PREIT’s Board of Trustees and management with respect to matters other than compensation.

While it does not maintain a formal policy on diversity, the Nominating and Governance Committee chooses candidates for the office of trustee without regard to sex, race, religion, national origin or sexual orientation. In selecting candidates for the position of trustee, the Nominating and Governance Committee and the full Board consider diversity in a broad sense, including differences of viewpoint, background, professional experience and skill, and the resulting diversity of perspectives. Its charter specifies the following minimum qualifications, qualities and skills that a committee-recommended nominee must possess: the highest character and integrity; sufficient experience to enable a meaningful contribution to PREIT and its Board of Trustees; and sufficient time available to devote to PREIT’s affairs and to carry out the responsibilities of a trustee. The Nominating and Governance Committee does not solicit recommendations from shareholders regarding trustee nominee candidates, but will consider any such recommendation received in writing and accompanied by sufficient information to enable the Nominating and Governance Committee to assess the candidates’

qualifications, along with confirmation of the candidates’ consent to serve as a trustee if elected. Such recommendations should be sent care of Bruce Goldman, Executive Vice President, General Counsel and Secretary, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. Any recommendation received from shareholders after January 1 of any year will not be considered until the following year. In addition to considering candidates recommended by shareholders, the Nominating and Governance Committee considers potential candidates recommended by PREIT’s current trustees and officers, and is authorized to utilize independent search firms to assist in identifying candidates. The process for screening candidates is the same regardless of the source of the recommendation, but only shareholder recommendations are subject to the January 1 deadline for submission for consideration in any given year. In each case, the Nominating and Governance Committee determines whether a recommended candidate meets PREIT’s minimum qualifications and possesses the qualities and skills for trustees, and whether requesting additional information or an interview is appropriate.

Special Committee regarding PREIT’s Related Party Transaction Policy

The Special Committee relating to PREIT’s Related Party Transaction Policy, which is comprised of M. Walter D’Alessio, Chair, Leonard I. Korman and Donald F. Mazziotti, met one time in 2009. The principal duties of the Special Committee are to administer PREIT’s Related Party Transactions Policy by reviewing those transactions that PREIT’s General Counsel determines to be subject to the policy. See “—Related Party Transactions Policy.”

Meetings of Non-Employee Trustees and Independent Trustees

In addition to PREIT’s Board and committee meetings, the non-employee members of PREIT’s Board of Trustees meet separately at regularly scheduled meetings. The presiding member of these meetings rotates every second meeting. In addition to the regularly scheduled meetings of the non-employee members of PREIT’s Board of Trustees, PREIT’s independent trustees meet separately at least once per year.

Communicating with the Board of Trustees

Any interested party wishing to communicate with PREIT’s Board of Trustees, the non-employee trustees or any individual PREIT trustee on a confidential basis may do so in writing addressed, as applicable, to the Board of Trustees, the non-employee trustees or the individual trustee and sent care of Bruce Goldman, Executive Vice President, General Counsel and Secretary, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. PREIT’s General Counsel will review any such communication and will deliver all such communications to the addressee.

Meetings of the Board of Trustees

The Board of Trustees met nine times in 2009. All of the trustees attended at least 75% of Board and applicable committee meetings in 2009, except that Ms. Bern was absent for two of the five Board Meetings and one of the two audit committee meetings after her election, and Mr. Roberts were absent for two of the Compensation Committee meetings. The Board of Trustees’ policy is that trustees are expected to attend PREIT’s Annual Meeting of shareholders. Last year, all of the trustees attended the Annual Meeting.

Corporate Governance

PREIT’s corporate governance guidelines, code of business conduct and ethics for non-employee trustees, code of business conduct and ethics for officers and employees, related party transactions policy and the governing charters for the Audit, Nominating and Governance and Compensation Committees of PREIT’s Board of Trustees are available free of charge on PREIT’s website at www.preit.com, as well as in print to any shareholder upon request. PREIT’s Board of Trustees and Nominating and Governance Committee regularly review corporate governance developments and modify these guidelines, codes and charters as warranted. Any modifications are reflected on PREIT’s website as soon as practicable.

More than half of the members of PREIT’s Board of Trustees are independent trustees. For a trustee to be considered independent, PREIT’s Board of Trustees must determine that the trustee does not have any direct or indirect material relationship with PREIT. PREIT’s Board of Trustees has established guidelines to assist it in determining trustee independence. These guidelines conform to the independence requirements contained in the New York Stock Exchange listing rules. In addition, PREIT’s Board of Trustees has adopted categorical standards to assist it in making determinations of independence. The guidelines and the categorical standards that PREIT’s Board of Trustees uses to determine whether a trustee is independent specify that:

1.	Other than in his or her capacity as a trustee or shareholder of PREIT, no independent trustee shall have a material relationship with PREIT (either directly or as a partner, shareholder, officer or other affiliate of an organization, including a charitable organization, that has a material relationship with PREIT). For this purpose, a trustee shall be presumed not to have a material relationship with PREIT if he or she is not and, within the past two years, has not been an executive officer of, or the direct or indirect owner of more than 10% of the equity interest in, any business or professional entity:

•

that within the last two years has made or received, or going forward proposes to make or receive, payments to or from PREIT or any of its subsidiaries for property or services in excess of 5% of (i) PREIT’s consolidated gross revenues for its last full fiscal year, or (ii) the other entity’s consolidated gross revenues for its last full fiscal year; or

•	to which PREIT or any of its affiliates is indebted in an aggregate amount exceeding 5% of PREIT’s total consolidated assets as of the end of PREIT’s last full fiscal year.

2.	No independent trustee shall have been employed by PREIT, and no immediate family member of an independent trustee shall have been an executive officer of PREIT, within the past three years.

3.	No independent trustee shall have received more than $120,000 in direct annual compensation from PREIT within the past three years, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

4.	No independent trustee shall have been affiliated with or employed by a present or former auditor of PREIT within the last three years.

5.	Within the last three years, no independent trustee shall have been an employee of another company if an executive officer of PREIT then served on the compensation committee of such other company.

6.	Within the last three years, no independent trustee shall have served as an executive officer or employee of a company that made payments to, or received payments from, PREIT for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.

7.	No immediate family member of an independent trustee shall fit within the categories prohibited by any of the foregoing (other than with respect to the prohibition on employment by PREIT, which addresses immediate family members directly), and no independent trustee may have any relationships with PREIT that are substantially similar to any of the categories prohibited by the foregoing.

8.	Independent trustees shall satisfy any other independence criteria required by applicable law or regulation or established by the Board of Trustees.

The Board determined that the following 9 members of PREIT’s 14 member Board of Trustees satisfy the New York Stock Exchange’s independence requirements and PREIT’s guidelines: Dorrit J. Bern, Stephen

B. Cohen, M. Walter D’Alessio, Rosemarie B. Greco, Lee H. Javitch, Leonard I. Korman, Ira M. Lubert, Donald F. Mazziotti and John J. Roberts. As a result of Mr. Javitch’s decision not to stand for reelection at the 2010 Annual Meeting of Shareholders and the Board’s decision to decrease the number of trustees from 14 to 13, the Board will have 8 members out of a 13 member Board of Trustees that satisfy the New York Stock Exchange’s independence requirements and PREIT’s guidelines if all nominees for the position of trustee are elected at the 2010 Annual Meeting.

All members of each of the Compensation Committee, Audit Committee and Nominating and Governance Committee of PREIT’s Board of Trustees must be, and are, independent trustees. Members of the Audit Committee must also, and do, satisfy additional Securities and Exchange Commission independence requirements, which provide that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from PREIT or any of its subsidiaries other than compensation for serving on PREIT’s Board of Trustees or on committees of PREIT’s Board of Trustees.

Related Party Transactions Policy

PREIT’s Board of Trustees has adopted a written policy related to the review and approval or ratification of related party transactions. The procedures set forth in the policy do not replace or supersede any other policies or procedures related to the approval of transactions by PREIT as set forth in PREIT’s other corporate governance policies or as required by law.

The related party transactions policy requires that any related party transaction be reviewed and approved or ratified by a special committee comprised of independent trustees. The Board of Trustees has appointed M. Walter D’Alessio, Chair, Leonard I. Korman and Donald F. Mazziotti as the members of the special committee. Any member of the special committee with an interest in a related party transaction will not vote on the approval or ratification of that transaction, but may participate, to the extent requested by the chair of the special committee, in the special committee’s consideration of that transaction.

Related parties that are covered by the policy include any executive officer, trustee, nominee for trustee or 5% shareholder of PREIT, any immediate family member of those persons, any entity that is owned or controlled by any of the foregoing persons or any entity in which such a person is an executive officer or has a substantial ownership interest. Related party transaction means any transaction or series of similar transactions and any material amendment or modification to such a transaction:

•	involving an amount of at least $120,000 in which PREIT is a participant and in which a related party will have a direct or indirect material interest; and

•	that occurred subsequent to the adoption of the policy and has not previously been approved or ratified pursuant to the policy.

The related party transactions policy expressly excepts certain ordinary course transactions from the review, approval and ratification requirements of the policy.

The related party transactions policy requires executive officers and trustees of PREIT to notify PREIT’s General Counsel as soon as reasonably practicable of any potential related party transaction. PREIT’s General Counsel then determines whether the transaction requires compliance with the related party transactions policy. If the transaction is a related party transaction, full details of the transaction are submitted to the special committee. The special committee will then determine whether to ratify or approve the transaction at the special committee’s next regularly scheduled meeting. The special committee considers, among other things:

•	the terms of the transaction and whether the terms are fair to PREIT and are on the same basis as if the transaction did not involve a related party;

•	the reasons for PREIT entering into the transaction;

•	whether the transaction would impair the independence of a non-management trustee;

•	whether the transaction presents an improper conflict for any trustee or executive officer of PREIT; and

•	the materiality of the transaction.

As described below, PREIT’s 2008 acquisition of an interest in a partnership owning an office building located within the boundaries of Cherry Hill Mall was approved pursuant to PREIT’s related party transactions policy. None of the other transactions described below under “—Transactions with Management” were reviewed, ratified or approved pursuant to PREIT’s related party transactions policy because each of the transactions was either entered into before PREIT adopted the policy or is not considered to be a related party transaction under the terms of the policy. Each of the transactions described below were, to the extent deemed necessary and appropriate by the Board of Trustees, reviewed and approved by PREIT’s Board of Trustees and, as appropriate, the independent or non-employee members of PREIT’s Board of Trustees.

Transactions with Management

Cherry Hill Mall Office Building

On January 22, 2008, PREIT, PREIT Associates, L.P. and another subsidiary of PREIT entered into a Contribution Agreement with Bala Cynwyd Associates, L.P. (“BCA”), City Line Associates (“CLA”), Ronald Rubin, George Rubin, Joseph Coradino, and two other individuals to acquire all of the partnership interests in BCA. BCA had also entered into a tax deferred exchange agreement with the owners of One Cherry Hill Plaza, an office building located within the boundaries of PREIT’s Cherry Hill Mall (the “Office Building”), to acquire title to the Office Building in exchange for an office building located in Bala Cynwyd, Pennsylvania owned by BCA.

Ronald Rubin, George Rubin, Joseph Coradino and two other individuals owned 100% of CLA, which in turn directly or indirectly owned 100% of BCA immediately prior to the initial closing. Each of Ronald Rubin and George Rubin owned 40.53% of the partnership interests in CLA, and Joseph Coradino owned 3.16% of the partnership interests. At the initial closing under the Contribution Agreement in 2008 and in exchange for a 0.1% general partner interest and 49.8% limited partner interest in BCA, PREIT made a capital contribution to BCA in an approximate amount of $3.93 million.

In June 2009, a second closing occurred pursuant to a put/call arrangement, at which time PREIT acquired an additional 49.9% of the limited partner interest in BCA for approximately $199,000 in cash and 140,745 units of Class A limited partnership interest (“Units”) in PREIT Associates, L.P. A third closing is expected to occur pursuant to a put/call arrangement approximately one year after the second closing, at which time the remaining interest in BCA will be acquired by PREIT in exchange for approximately $1,000 in cash and 564 Units. None of Ronald Rubin, George Rubin or Joseph Coradino received any consideration from PREIT in connection with the first closing. At the second closing, Ronald Rubin received 60,208 Units, George Rubin received 60,208 Units, and Joseph Coradino received 4,691 Units.

The acquisition of the Office Building was financed in part by a mortgage loan in the principal amount of $8.0 million. Approximately $7.4 million of the proceeds from the loan was applied toward the repayment of mortgage debt on the office building transferred by BCA in exchange for the Office Building.

PREIT and PREIT Associates have agreed to provide tax protection to Ronald Rubin, George Rubin, Joseph Coradino and the one other owner of CLA resulting from a sale of the Office Building during the eight years following the initial closing.

In accordance with PREIT’s related party transactions policy, a special committee consisting exclusively of independent members of PREIT’s Board of Trustees considered and approved the terms of the transaction. The approval was subject to final approval of PREIT’s Board of Trustees, and the disinterested members of PREIT’s Board of Trustees approved the transaction.

Tax Protection Agreements

On April 28, 2003, New Castle Associates acquired Cherry Hill Mall from The Rouse Company in exchange for New Castle Associates’ interest in Christiana Mall, cash and the assumption by New Castle Associates of mortgage debt on Cherry Hill Mall. Also on April 28, 2003, PREIT acquired 49% of the aggregate partnership interests in New Castle Associates. PREIT subsequently increased its aggregate ownership interest in New Castle Associates to approximately 73% and obtained an option to acquire the remaining interests in New Castle Associates, which it exercised in May 2004. As a result, PREIT now owns 100% of New Castle Associates. Separately, on October 8, 2004, PREIT signed an agreement to purchase 100% of the partnership interests in Cumberland Mall Associates, a New Jersey limited partnership that owned the Cumberland Mall in Vineland, New Jersey. On February 1, 2005, PREIT completed this purchase and the purchase of a vacant 1.7 acre undeveloped parcel adjacent to the mall. PREIT has agreed to provide tax protection to the prior owners of New Castle Associates and Cumberland Mall Associates for a period of eight years following the respective closings. Ronald Rubin and George F. Rubin are beneficiaries of these tax protection agreements.

Each of these tax protection agreements require PREIT to make payments to the respective counterparties if PREIT takes certain actions, such as selling the properties covered by the agreements, that trigger tax liabilities for the counterparties. The required payments under the agreements could be substantial.

Other Transactions

PREIT-RUBIN, Inc. currently provides management, leasing and development services for seven properties owned by partnerships and other entities in which Ronald Rubin and George F. Rubin, collectively with members of their immediate families and affiliated entities, have significant ownership interests. Total revenue earned by PREIT-RUBIN, Inc. for such services was $0.6 million for the year ended December 31, 2009. In addition, the mother of Stephen B. Cohen, a trustee of PREIT, has an interest in one additional property for which PREIT-RUBIN, Inc. provides management, leasing and development services. Total revenues earned by PREIT-RUBIN, Inc. for such services were $0.3 million for the year ended December 31, 2009.

PREIT-RUBIN, Inc. holds a note receivable from an entity in which Ronald Rubin and George F. Rubin have an interest with a balance as of December 31, 2009 of $9,821 that is due in installments through 2010 and bears interest at a rate of 10% per annum.

PREIT leases its principal executive offices from Bellevue Associates, an entity in which certain PREIT officers/trustees have an interest. The office lease has a 10 year term that commenced on November 1, 2004. PREIT has the option to renew the office lease for up to two additional five year periods at the then-current fair market rate calculated in accordance with the terms of the office lease. PREIT has the right on one occasion at any time during the seventh lease year (2011) to terminate the lease upon the satisfaction of certain conditions. PREIT rents approximately 68,100 square feet under the lease. Effective June 1, 2004, PREIT’s base rent was $1.4 million per year during the first five years of the lease and is $1.5 million per year during the second five years. PREIT’s total rent expense in 2009 was approximately $1.6 million. Ronald Rubin and George F. Rubin, collectively with members of their immediate families and affiliated entities, own approximately a 50% interest in Bellevue Associates.

Ronald Rubin and George F. Rubin are brothers. Two of George F. Rubin’s sons, Daniel Rubin and Timothy Rubin, are employed by subsidiaries of PREIT. Daniel Rubin is Vice President–Redevelopment of PREIT and his annual salary in 2009 was approximately $150,000 and in 2010 is approximately $153,000.

Timothy Rubin is Executive Vice President–Leasing of PREIT and his annual salary in 2009 was approximately $265,000 and in 2010 is approximately $270,000. In addition, Daniel Rubin received 4,483 restricted shares in 2009 with a grant date fair value of approximately $17,000 and his bonus with respect to 2009 was approximately $37,000 and Timothy Rubin received 26,940 restricted shares in 2009 with a grant date fair value of approximately $99,000 and his bonus with respect to 2009 was approximately $132,000. In addition, Timothy Rubin received performance incentive units in 2009 worth approximately $33,675 at the grant date.

Compensation Committee Interlocks and Insider Participation

No member of PREIT’s Compensation Committee is or was during 2009 an employee, or is or ever has been an officer, of PREIT or its subsidiaries. No executive officer of PREIT served as a director or a member of the compensation committee of another company, one of whose executive officers serves as a member of PREIT’s Board of Trustees or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires PREIT’s executive officers and trustees and persons who own more than ten percent of a registered class of PREIT’s equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish PREIT with copies of these reports. Based on PREIT’s review of the copies of the reports it has received, and written representations received from certain reporting persons with respect to the filing of reports on Forms 3, 4 and 5, PREIT believes that all filings required to be made under Section 16(a) by the reporting persons since the beginning of 2009 were made on a timely basis.

Audit Committee Report

PREIT’s Audit Committee is governed by an amended and restated charter that was originally approved and adopted by PREIT on April 14, 2004. PREIT’s Board of Trustees has determined that all of the members of the Audit Committee are independent based on New York Stock Exchange listing rules and PREIT’s own independence guidelines. Each member of the Audit Committee also meets the SEC’s additional independence requirements for audit committee members. In addition, PREIT’s Board of Trustees has determined that John J. Roberts is an “audit committee financial expert,” as defined by SEC rules.

PREIT’s management has primary responsibility for PREIT’s financial statements. KPMG LLP, PREIT’s independent auditor for 2009, is responsible for expressing an opinion on the conformity of PREIT’s audited financial statements with generally accepted accounting principles. Before PREIT’s annual report on Form 10-K for the year ended December 31, 2009 was filed with the SEC, the Audit Committee reviewed and discussed with management and KPMG the audited financial statements of PREIT for the year ended December 31, 2009, which included the consolidated balance sheets of PREIT as of December 31, 2009 and 2008, the related consolidated statements of income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes thereto. In connection with this review, the Audit Committee, among other things:

•	made inquiries of PREIT’s internal auditor and KPMG with respect to the reliability and integrity of PREIT’s accounting policies and financial reporting practices; and

•	reviewed with KPMG its views on the quality of PREIT’s implementation of accounting principles, disclosure practices and use of accounting estimates in preparing the financial statements.

The Audit Committee discussed with KPMG the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), which include, among other items, matters related to the conduct of the audit of PREIT’s financial statements. The

Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to PREIT’s Board of Trustees that PREIT’s audited financial statements be included in PREIT’s annual report on Form 10-K for the year ended December 31, 2009.

SUBMITTED BY THE AUDIT COMMITTEE OF THE

BOARD OF TRUSTEES

John J. Roberts, Chair

Dorrit J. Bern

Stephen B. Cohen

Lee H. Javitch

Donald F. Mazziotti

Additional Information Regarding Our Independent Auditors

In addition to retaining KPMG to audit PREIT’s consolidated financial statements for 2009, PREIT retained KPMG to provide other auditing and advisory services in 2009. PREIT understands the need for KPMG to maintain objectivity and independence in its audit of PREIT’s financial statements. To minimize relationships that could appear to impair the objectivity of KPMG, PREIT’s Audit Committee is required to pre-approve all non-audit work performed by KPMG.

The aggregate fees billed for professional services by KPMG in 2009 and 2008 for these various services were:

Type of Fees	2009	2008
Audit Fees	$700,000	$725,000
Audit-Related Fees	90,000	114,750
Tax Fees	84,900	70,400

Total	$874,900	$910,150

In the table above, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees PREIT paid KPMG for professional services for the audit of PREIT’s consolidated financial statements included in PREIT’s Forms 10-K, review of financial statements included in PREIT’s Forms 10-Q and for services that are normally provided by the accountant in connection with the review of other filings and consents; “audit-related fees” are fees for comfort letters and for work performed in connection with an S-3 registration statement; and “tax fees” are fees for tax compliance, tax preparation and other tax consultation related to transactions consummated by PREIT during 2009 and 2008.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee pre-approves all audit and permissible non-audit services to be provided to us by our independent auditor. The Audit Committee has delegated pre-approval authority between meetings of the Audit Committee to the chair of the Audit Committee. The fees listed in the table above were properly pre-approved. The Audit Committee or its chair considered the nature of the non-audit services provided by KPMG and determined that those services were compatible with the provision of independent audit services by KPMG.

Principal Security Holders

The following table shows information concerning beneficial ownership of PREIT’s shares by the only persons known by PREIT as being the beneficial owner of more than 5% of PREIT’s common shares of beneficial interest based on PREIT’s review of publicly available filings made with the Securities and Exchange Commission by such persons:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of Date of Applicable SEC Filing		Percent of Outstanding Shares as of March 31, 2010
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	4,068,287	(1)	9.0%

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	3,460,453	(2)	7.7%

(1)	As of December 31, 2009, the Vanguard Group, Inc. has sole voting power over 49,449 of the shares reported and sole dispositive power over 4,018,838 of the shares reported.

(2)	As of December 31, 2009, BlackRock, Inc. completed its acquisition of Barclays Global Investors, NA and substantially all of the entities owned by Barclays Global Investors, NA became BlackRock entities for purposes of schedule 13D/G filings. Blackrock Inc. has sole voting and dispositive power over all 3,460,543 of the shares reported. The shares are held in various BlackRock subsidiaries including BlackRock Asset Management Japan Limited, BlackRock Advisors (UK) Limited, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors and BlackRock Investment Management, LLC, none of which individually own 5% or more of the outstanding shares.

Incorporation by Reference

The information contained in this proxy statement under the headings “Compensation Committee Report,” and “Audit Committee Report” is not “soliciting material,” nor is it “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that PREIT specifically incorporates such information by reference in a filing.

Shareholders’ Proposals

Under SEC rules, certain shareholder proposals may be included in PREIT’s proxy statement. Any shareholder desiring to have such a proposal included in PREIT’s proxy statement for the annual meeting to be held in 2011 must deliver a proposal in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934 to PREIT’s executive offices by January 3, 2011.

Where a shareholder submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, the shareholder must comply with the procedures set forth in our trust agreement. The written proposal must be received by our secretary on or before March 5, 2011 but no earlier than February 3, 2011. The notice to our secretary must contain or be accompanied by the information required by Section 11.J of our trust agreement which includes, among other things: (i) the name and address of the shareholder intending to bring the business before the meeting; (ii) a representation as to the class, series and number of shares that such shareholder owns of record or beneficially and the respective date or dates on which such shareholder acquired such ownership; (iii) a description of all proxies, agreements, arrangements or understandings between the proposing shareholder and any other person or entity (naming each such person or entity) pursuant to which such shareholder has any right to vote any shares; (iv) the general nature of the business which such shareholder seeks to bring before the meeting and the text of the resolution or resolutions which the shareholder proposes that the shareholders adopt; (v) any material interest in such business by such shareholder, including any anticipated benefit; and (vi) with respect to such shareholder or affiliate of such shareholder, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, without limitation, any put, short position, hedged position, borrowing or lending of shares, synthetic or temporary ownership technique, swap, securities loan, option, warrant, convertible security, stock appreciation right, or any other right or security with a value derived, in part or in whole, from the value of any class or series of shares, directly or indirectly owned by such shareholder or affiliate of such shareholder) has been made, the effect or intent of which is to (A) mitigate loss to, or manage the risk or benefit of share price changes for, or to increase or decrease the voting power of, such shareholder or any affiliate of such shareholder with respect to any shares, or (B) provide the shareholder or affiliate of such shareholder with an opportunity to receive directly or indirectly any gain from an increase or decrease in the value of the shares. In addition, the notice must be signed by a shareholder or shareholders entitled to vote at the meeting and holding, individually or collectively, at least two percent of the shares outstanding on the date of such notice. A copy of the full text of the relevant section of the trust agreement, which includes the complete list of the information that must be submitted to us before a shareholder may submit a proposal at the 2011 annual meeting, may be obtained upon written request directed to our secretary at our principal executive office. A copy of our trust agreement is also posted on our website at www.preit.com.

By Order of the Board of Trustees

Bruce Goldman

Secretary

April 29, 2010

Appendix A

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

A-i

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

Preamble

WHEREAS, Pennsylvania Real Estate Investment Trust (the “Trust”) desires to continue to have the ability to award certain equity-based benefits to certain of the non-employee trustees and officers and other key employees of the Trust and its “Related Corporations” and “Subsidiary Entities” (both as defined below);

WHEREAS, the Trust maintains the Plan (as defined below), and the Trust desires to amend and restate the Plan, as hereinafter provided.

NOW, THEREFORE, the Plan is hereby amended and restated (subject to the approval of the shareholders of the Trust) under the following terms and conditions:

Plan

1. Purpose. The Plan is intended to provide a means whereby the Trust may grant ISOs, NQSOs, Restricted Shares, SARs, Performance Shares, Contract Shares, Bonus Shares and/or DERs to Key Employees and Non–Employee Trustees. Thereby, the Trust expects to attract and retain such Key Employees and Non–Employee Trustees and to motivate them to exercise their best efforts on behalf of the Trust and its Subsidiary Entities.

2. Definitions

(a) “Annual Grant” shall have the meaning set forth in Section 7.3(c).

(b) “Award” shall mean ISOs, NQSOs, Restricted Shares, SARs, Performance Shares, Contract Shares, Bonus Shares and/or DERs awarded by the Committee to a Participant.

(c) “Award Agreement” shall mean a written document evidencing the grant of an Award, as described in Section 10.1.

(d) “Board” shall mean the Board of Trustees of the Trust.

(e) “Bonus Shares” shall mean an Award that entitles the recipient to receive Shares without payment, as a bonus.

(f) “Change in Control” shall mean:

(1) The acquisition by an individual, entity, or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d–3 promulgated under the Exchange Act) of 30 percent or more of the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the “Outstanding Shares”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Trust unless, in connection therewith, a majority of the individuals who constitute the Board as of the date immediately preceding such transaction cease to constitute at least a majority of the Board; (ii) any acquisition by the Trust; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Trust or any entity controlled by the Trust; (iv) any acquisition by any individual, entity, or group in connection with a “Business Combination” (as defined in paragraph (3) below) that fails to qualify as a Change in Control pursuant to paragraphs (3) or (4) below; or (v) any acquisition by any Person entitled to file Form 13G under the Exchange Act with respect to such acquisition; or

(2) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose appointment, election, or nomination for election by the Trust’s shareholders was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board (other than an appointment, election, or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the trustees of the Trust) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(3) The consummation of a reorganization, merger, or consolidation, or sale or other disposition of all or substantially all of the assets of the Trust (a “Business Combination”), in each case, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, less than 40 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination of the Outstanding Shares; or

(4) The consummation of a Business Combination, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 40 percent or more but less than 60 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination, of the Outstanding Shares, and (i) any Person (excluding any employee benefit plan (or related trust) of the Trust or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30 percent or more of, respectively, the then outstanding shares of equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, or (ii) at least a majority of the members of the board of trustees or directors of the entity resulting from such Business Combination were not members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, or (iii) the Chief Executive Officer of the Trust at the time of the execution of the initial agreement providing for such Business Combination is not appointed or elected to a comparable or higher position with the entity resulting from such Business Combination, or (iv) the executive officers of the Trust holding the title of Executive Vice President or higher at the time of the execution of the initial agreement for such Business Combination constitute less than a majority of the executive officers holding comparable or higher titles of the entity resulting from such Business Combination; or

(5) A complete liquidation or dissolution of the Trust. The consummation of a Business Combination, following which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 60 percent or more of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) shall not constitute a “Change in Control” unless following such transaction the provisions of paragraphs (1) or (2) are independently satisfied.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(h) “Committee” shall mean the Trust’s Executive Compensation and Human Resources Committee, which shall consist solely of not fewer than two trustees of the Trust who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code).

(i) “Contract Date” shall mean the date specified in the Award Agreement on which a Participant is entitled to receive Contract Shares, provided he or she is still providing services to the Trust or one of its Subsidiary Entities on each date.

(j) “Contract Shares” shall mean an Award that entitles the recipient to receive unrestricted Shares, without payment, if the recipient is still providing services to the Trust or one of its Subsidiary Entities as of the future date specified in the Award Agreement.

(k) “Disability” shall mean a Participant’s “permanent and total disability,” as defined in section 22(e)(3) of the Code.

(l) “DER” shall mean a dividend equivalent right—i.e., an Award that entitles the recipient to receive a benefit in lieu of cash dividends that would be payable on any or all Shares subject to another Award granted to the Participant, or that would be payable on a number of notional Shares unrelated to any other Award, in either case had such Shares been outstanding.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean the following, arrived at by a good faith determination of the Committee:

(1) if there are sales of Shares on a national securities exchange or in an over–the–counter market on the date of grant (or on such other date as value must be determined), then the mean between the highest and lowest quoted selling price on such date; or

(2) if there are no such sales of Shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling price on the nearest date before and the nearest date after such date on which there were such sales; or

(3) if paragraphs (1) and (2) above are not applicable, then such other method of determining fair market value as shall be adopted by the Committee.

Where the Fair Market Value of Shares is determined under (2) above, the average shall be weighed inversely by the respective numbers of trading days between the dates of reported sales and the specified valuation date, in accordance with Treas. Reg. §20.2031–2(b)(1) or any successor thereto.

(o) “ISO” shall mean an incentive stock option—i.e., an Option which, at the time such Option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Award Agreement states that the Option will not be treated as an ISO.

(p) “Key Employee” shall mean an officer or other key employee of the Trust or one of its Subsidiary Entities, as determined by the Committee in its sole discretion.

(q) “More–Than–10–Percent Shareholder” shall mean any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, Shares possessing more than 10 percent of the total combined voting power of all classes of Shares of the Trust or of a Related Corporation.

(r) “Non–Employee Trustee” shall mean a trustee of the Trust who is not an employee of the Trust or of a Related Corporation or Subsidiary Entity.

(s) “NQSO” shall mean a nonqualified stock option—i.e., an Option that, at the time such Option is granted to a Participant, does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

(t) “Option” is an Award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.

(u) “Participant” shall mean an individual who has been granted an Award under the Plan.

(v) “Performance Shares” shall mean an Award that entitles the recipient to receive Shares, without payment, following the attainment of designated individual or Corporate Performance Goals.

(w) “Performance Goals” shall mean goals deemed by the Committee to be important to the success of the Trust or any of its Subsidiary Entities. The Committee shall establish the specific measures for each such goal at the time an Award is granted, if the Committee desires to condition the Award on the achievement of Performance Goals. In creating these measures, the Committee shall use one or more of the following business criteria: funds from operations, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total shareholder return, net income, pre–tax income, earnings per Share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other individuals or companies or an index.

(x) “Plan” shall mean this Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

(y) “Related Corporation” shall mean either a “subsidiary corporation” of the Trust (if any), as defined in section 424(f) of the Code, or the “parent corporation” of the Trust (if any), as defined in section 424(e) of the Code.

(z) “Restricted Shares” shall mean an Award that grants the recipient Shares at no cost, subject to whatever restrictions are determined by the Committee.

(aa) “SAR” shall mean a share appreciation right—i.e., an Award entitling the recipient on exercise to receive an amount, in cash or Shares or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Share value.

(bb) “Securities Act” shall mean the Securities Act of 1933, as amended.

(cc) “Shares” shall mean shares of beneficial interest in the Trust, par value $1.00 per share.

(dd) “Short-Term Deferral Period” shall mean, with respect to an amount (including Shares) payable pursuant to an Award, the 2  1/2-month period beginning on the day immediately following the last day of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture. In no event shall interest be payable to reflect a payment date after the first day of the Short-Term Deferral Period.

(ee) “Subsidiary Entity” shall mean an affiliate of the Trust that is controlled by the Trust, directly or indirectly, through one or more intermediaries.

(ff) “Trust” shall mean Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust.

3. Administration

(a) The Plan shall be administered by the Committee; provided, however, that the Board reserves the right to exercise from time to time the authority and discretion otherwise reserved herein to the Committee, and, in that case, the authority and discretion of the Board will be coextensive with that of the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a trustee of the Trust. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Any authority of the Committee (except for the authority described in subsection (b)(1)–(4) below) may be delegated to a plan administrator.

(b) The Committee shall have the authority:

(1) to select the Key Employees and Non–Employee Trustees to be granted Awards under the Plan, and to grant such Awards at such time or times as it may choose;

(2) to determine the type and size of each Award, including the number of Shares subject to the Award;

(3) to determine the terms and conditions of each Award;

(4) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), except that the Committee may not (i) lower the exercise price of any Option, or (ii) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant with respect to such Award;

(5) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and

(6) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it.

Such determinations and actions of the Committee (or its delegate), and all other determinations and actions of the Committee (or its delegate) made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.3 and 8.4.

4. Effective Date and Term of Plan

(a) Effective Date. The Plan was adopted by the Board and became effective on July 24, 2003, was approved by the shareholders of the Trust pursuant to Section 9(b) on November 11, 2003 and was amended and restated and reapproved by shareholders effective June 3, 2010.

(b) Term of Plan for ISOs. No ISO may be granted under the Plan after the tenth anniversary of the most recent date the Plan is approved by the shareholders of the Trust, but ISOs previously granted may extend beyond that date. Awards other than ISOs may be granted after that date.

5. Shares Subject to the Plan. The aggregate number of Shares that may be delivered under the Plan (pursuant to Options, SARs or otherwise) is 3,400,000 Shares (which number includes the Shares that were available under the Pennsylvania Real Estate Investment Trust 1999 Equity Incentive Plan). Further, no Key Employee shall receive Options and/or SARs for more than 250,000 Shares during any calendar year under the Plan. However, the limits in the preceding two sentences shall be subject to the adjustment described in Section 8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the

Trust may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. Any Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the surrender thereof without having been exercised), any Shares that are subject to an Award that are forfeited, any Shares not delivered to the Participant because they are withheld for the payment of taxes with respect to an Award or in satisfaction of the exercise price of an Option, and any Shares subject to an Award which is payable in Shares or cash and that is satisfied in cash rather than in Shares, shall continue to be available for Awards under the Plan. However, if an Option is cancelled, the Shares covered by the cancelled Option shall be counted against the maximum number of Shares specified above for which Options may be granted to a single Key Employee.

6. Eligibility. The class of employees who shall be eligible to receive Awards (including ISOs) under the Plan shall be the Key Employees (including any trustees of the Trust who are also Key Employees). The class of individuals who shall be eligible to receive Awards (other than ISOs) under the Plan shall be the Non–Employee Trustees. More than one Award may be granted to a Participant under the Plan.

7. Types of Awards

7.1. Options

(a) Kinds of Options. Both ISOs and NQSOs may be granted by the Committee under the Plan; however, ISOs may only be granted to Key Employees of the Trust or of a Related Corporation. Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.

(b) $100,000 Limit. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Trust or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to a Key Employee and the Option may not be treated in whole or in part as an ISO pursuant to such $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

(c) Exercise Price. Except as provided in Section 10.10, the exercise price of an Option shall be determined by the Committee, subject to the following:

(1) The exercise price of an ISO shall not be less than the greater of (i) 100 percent (110 percent in the case of an ISO granted to a More–Than–10–Percent Shareholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (ii) the par value per Share.

(2) The exercise price of an NQSO shall not be less than the greater of (i) 100% percent of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (ii) the par value per Share.

(d) Term of Options. The term of each Option may not be more than 10 years (five years, in the case of an ISO granted to a More–Than–10–Percent Shareholder) from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.

(e) Exercise of Options. An Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by (i) any other documents required by the Committee and (ii) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised (except that, in the case of an exercise arrangement approved by the Committee and described in subsection (f)(3) below, payment may be made as soon as practicable after the exercise). Only full Shares shall be issued under the Plan, and any fractional Share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

(f) Payment for Shares. The Award Agreement shall set forth, from among the following alternatives, how the exercise price is to be paid:

(1) in cash or by check (acceptable to the Committee), bank draft, or money order payable to the order of the Trust;

(2) in Shares previously acquired by the Participant; provided, however, that such Shares have been held by the Participant for such period of time as required to be considered “mature” Shares for purposes of accounting treatment;

(3) by delivering a properly executed notice of exercise of the Option to the Trust and a broker, with irrevocable instructions to the broker promptly to deliver to the Trust the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

(4) by any combination of the above–listed forms of payment or such other means as the Committee may approve.

In the event the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Shares surrendered in payment of such Option price.

(g) No Repricing. Repricing of Options shall not be permitted without the approval of the shareholders of the Trust. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower its exercise price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 8.3); (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 8.4 (involving certain corporate transactions). Such cancellation and exchange will be considered a “repricing” regardless of whether it would be treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

7.2. Share Appreciation Rights

(a) Grant of Share Appreciation Rights. SARs may be granted to a Key Employee or a Non–Employee Trustee by the Committee. SARs may be granted in tandem with, or independently of, Options granted under the Plan. An SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. An SAR granted in tandem with an ISO may be granted only at the time the ISO is granted.

(b) Nature of Share Appreciation Rights. An SAR entitles the Participant to receive, with respect to each Share as to which the SAR is exercised, the excess of the Share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. Such excess shall be paid in cash, Shares, or a combination thereof, as determined by the Committee. With respect to an SAR paid in Shares, the total number of Shares actually issued to a Participant with respect to such SAR, rather than the number of Shares subject to such SAR, shall reduce the number of Shares available for issuance under the Plan.

(c) Rules Applicable to Tandem Awards. When SARs are granted in tandem with Options, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SAR relating to the Shares covered by such Option will terminate. Upon the exercise of an SAR, the related Option will terminate to the extent of an equal number of Shares. The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option. The SAR will be transferable only when the related Option is transferable, and under the same conditions. An SAR granted in tandem with an ISO may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of such ISO.

(d) Exercise of Independent Share Appreciation Rights. An SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. The Committee may at any time accelerate the time at which all or any part of the SAR may be exercised. Any exercise of an independent SAR must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by any other documents required by the Committee.

(e) No Repricing. Repricing of SARs shall not be permitted without the approval of the shareholders of the Trust. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an SAR to lower its exercise price (i.e., its starting value) (other than on account of capital adjustments resulting from share splits, etc., as described in Section 8.3); (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an SAR in exchange for another Award at a time when its exercise price (i.e., its starting value) is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 8.4 (involving certain corporate transactions). Such cancellation and exchange will be considered a “repricing” regardless of whether it would be treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

7.3. Restricted Shares

(a) General Requirements. Restricted Shares may be issued or transferred to a Key Employee or a Non–Employee Trustee for no consideration.

(b) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant ceases to be an employee or a Non–Employee Trustee of any of the Trust or its Subsidiary Entities or any reason, shall be forfeited to the Trust. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. Upon the lapse of all restrictions, the Shares will cease to be Restricted Shares for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

(c) Annual Grant to Non-Employee Trustees. As of the first business day following each Annual Meeting of Shareholders of the Trust (or, if the Shares do not trade on such business day, then as of the first trading day thereafter), such number of Restricted Shares as determined by the Board in its sole discretion shall be issued automatically for no consideration to each Non-Employee Trustee then in service with the Trust. The automatic grant of Restricted Shares to each Non-Employee Trustee pursuant to the preceding sentence shall be referred to herein as the “Annual Grant.” Restrictions with respect to Restricted Shares underlying Annual Grants will generally lapse with respect to one-third of the Restricted Shares on May 1 of each year following the applicable grant date (or, if such May 1 is not a trading day, the trading day next preceding such May 1); provided, that such restrictions will immediately lapse in full upon the Participant’s death or Disability or upon the occurrence of a Change in Control. If, as of the grant date of any Annual Grant, the number of Shares available for issuance under the Plan is insufficient to make all the Annual Grants then due to be issued pursuant to this Section 7.3(c), no Annual Grants will then be made and the operation of this Section 7.3(c) will then be automatically suspended.

(d) Rights as a Shareholder. Unless the Committee determines otherwise, a Participant who receives Restricted Shares shall have certain rights of a shareholder with respect to the Restricted Shares, including voting and dividend rights, subject to the restrictions described in subsection (b) above and any other conditions imposed by the Committee at the time of grant. Unless the Committee determines otherwise, certificates evidencing Restricted Shares will remain in the possession of the Trust until such Shares are free of all restrictions under the Plan.

(e) Notice of Tax Election. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to an Award of Restricted Shares must provide a copy thereof to the Trust within 10 days of the filing of such election with the Internal Revenue Service.

7.4. Performance Shares; Performance Goals

(a) Grant. The Committee may grant Performance Shares to any Key Employee or Non–Employee Trustee, conditioned upon the meeting of designated Performance Goals. The Committee shall determine the number of Performance Shares to be granted.

(b) Performance Period and Performance Goals. When Performance Shares are granted, the Committee shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the Award as the Committee deems appropriate.

(c) Delivery of Performance Shares. At the end of each performance period, the Committee shall determine to what extent the Performance Goals and other conditions of the Award have been met and the number of Shares, if any, to be delivered with respect to the Award. Any Shares deliverable pursuant to this subsection (c) shall be delivered no later than the end of the Short-Term Deferral Period, except to the extent such delivery is deferred pursuant to a deferral arrangement that complies with Section 409A of the Code and the final regulations issued thereunder or any amendment thereof or successor thereto.

7.5. Contract Shares

(a) Grant. The Committee may grant Contract Shares to any Key Employee or Non–Employee Trustee, conditioned upon the Participant’s continued provision of services to the Trust or one of its Subsidiary Entities through the date(s) specified in the Award Agreement. The Committee shall determine the number of Contract Shares to be granted.

(b) Contract Dates. When Contract Shares are granted, the Committee shall establish the Contract Date(s) on which the Contract Shares shall be delivered to the Participant, provided the Participant is still providing services to the Trust or one of its Subsidiary Entities on such date(s).

(c) Delivery of Contract Shares. If the Participant is still providing services to the Trust or to one or more of its Subsidiary Entities as of the Contract Date(s), the Committee shall cause the Contract Shares to be delivered to the Participant in accordance with the terms of the Award Agreement.

7.6. Bonus Shares. The Committee may grant Bonus Shares to any Key Employee or Non–Employee Trustee as a bonus to the Key Employee or Non–Employee Trustee for services to the Trust or to one or more of its Subsidiary Entries. The Committee shall determine the number of Bonus Shares to be granted.

7.7. Dividend Equivalent Rights. The Committee may provide for payment to a Key Employee or Non–Employee Trustee of DERs, either currently or in the future, or for the investment of such DERs on behalf of the Participant. Events Affecting Outstanding Awards

8. Events Affecting Outstanding Awards

8.1. Termination of Service (Other Than by Death or Disability) If a Participant ceases to be an employee or trustee of any of the Trust and its Subsidiary Entities for any reason other than death or Disability, the following shall apply:

(a) Except as otherwise stated in the Award Agreement, all Options and SARs held by the Participant that were not exercisable immediately prior to the Participant’s termination of service shall terminate at that time. Any Options or SARs that were exercisable immediately prior to the termination of service will continue to be exercisable for three months (or for such longer period as the Award Agreement states), and shall thereupon terminate, unless the Award Agreement provides by its terms for immediate termination or for termination in less than three months in the event of termination of service in specific circumstances. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. For purposes of this subsection (a), a termination of service shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee.

(b) Except as otherwise stated in the Award Agreement, all Restricted Shares held by the Participant at the time of termination of service must be transferred to the Trust (and, in the event the certificates representing such Restricted Shares are held by the Trust, such Restricted Shares shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Except as otherwise stated in the Award Agreement, all Performance Shares, Contract Shares and DERs to which the Participant was not irrevocably entitled prior to the termination of service shall be forfeited and the Award canceled as of the date of such termination of service.

8.2. Death or Disability. If a Participant dies or terminates his or her services on account of a Disability, the following shall apply:

(a) Except as otherwise stated in the Award Agreement, all Options and SARs held by a Participant that were not exercisable immediately prior to the Participant’s death or termination of service on account of Disability shall terminate at the date of death or termination of service on account of Disability. Any Options or SARs that were exercisable immediately prior to death or termination of service on account of Disability, as the case may be, will continue to be exercisable by the Participant or by the Participant’s legal representative (in the case of Disability), or by the Participant’s executor or administrator or by the person or persons to whom the Option or SAR is transferred by will or the laws of descent and distribution (in the case of death), for the one–year period ending with the first anniversary of the Participant’s death or termination of service on account of Disability (or for such shorter or longer period as may be provided in the Award Agreement), and shall thereupon terminate. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section.

(b) Except as otherwise stated in the Award Agreement, all Restricted Shares held by the Participant at the date of death or termination of service on account of Disability, as the case may be, must be transferred to the Trust (and, in the event the certificates representing such Restricted Shares are held by the Trust, such Restricted Shares shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Except as otherwise stated in the Award Agreement, all Performance Shares, Contract Shares and DERs to which the Participant was not irrevocably entitled prior to death or termination of service on account of Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or termination of service on account of Disability.

8.3. Capital Adjustments. The maximum number of Shares that may be delivered under the Plan, the maximum number of SARs not in tandem with Options, the maximum number of DERs payable in notional Shares that may be granted, and the maximum number of Shares with respect to which Options or SARs may be granted to any Key Employee under the Plan, all as stated in Section 5, and the number of Shares issuable upon the exercise or vesting of outstanding Awards under the Plan (as well as the exercise price per Share under outstanding Options) shall be proportionately adjusted, as may be deemed appropriate by the Committee, to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share–split), consolidation (reverse split), share dividend, or similar change in the capitalization of the Trust. No adjustment under this Section shall be made (i) to an outstanding ISO if such adjustment would constitute a modification under section 424(h) of the Code, unless the Participant consents to such adjustment, and (ii) to an outstanding NQSO or SAR if such adjustment would constitute a modification under Treas. Reg. §1.409A-1(b)(5)(v) or any amendment thereof or successor thereto unless the Participant consents to such adjustment.

8.4. Certain Corporate Transactions

(a) In the event of a corporate transaction (as, for example, a merger, consolidation, acquisition of property or shares, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed corporate transaction, the Committee may terminate all or a portion of any outstanding Award, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Trust. If the Committee decides to terminate outstanding Options or SARs, the Committee shall give each Participant holding an Option or SAR to be terminated not less than seven days’ notice prior to any such termination, and any Option or SAR that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may (i) accelerate, in whole or in part, the date on which any or all Options and SARs become exercisable, (ii) remove the restrictions from the outstanding Restricted Shares, (iii) cause the delivery of any Performance Shares, even if the associated Performance Goals have not been met, (iv) cause the delivery of any Contract Shares, even if the Contract Date(s) have not been reached, and/or (v) cause the payment of any DERs. The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction; provided that, (i) in the case of ISOs, such change would not constitute a “modification” under section 424(h) of the Code unless the Participant consents to the change, and (ii) in the case of NQSOs and SARs, such change would not constitute a modification under Treas. Reg. §1.409A-1(b)(5)(v) or any amendment thereof or successor thereto unless the Participant consents to the change.

(b) In lieu of the action described in subsection (a) above, the Committee may, in its discretion, arrange to have the surviving or acquiring entity or affiliate grant to each Participant a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award.

9. Suspension, Amendment or Termination of the Plan

(a) In General. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend the Plan and any outstanding Award Agreement evidencing Annual Grants, and, except as provided in Sections 3(b)(4), 7.1(a), 7.1(g), 7.1(e) and 8.4(a), the Committee may amend any outstanding Awards (other than Awards of Annual Grants) in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection (b) below)—

(1) no amendment may be made that would—

(A) change the class of employees eligible to participate in the Plan with respect to ISOs;

(B) except as permitted under Section 8.3, increase the maximum number of Shares with respect to which ISOs may be granted under the Plan; or

(C) extend the duration of the Plan under Section 4(b) with respect to any ISOs granted hereunder;

(2) no amendment may be made that would constitute a modification of the material terms of the “performance goal” within the meaning of Treas. Reg. § 1.162–27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired); and

(3) no amendment may be made that would require shareholder approval under the applicable rules of the New York Stock Exchange or as required under any other applicable law, rule or regulation.

Notwithstanding the foregoing, no such suspension, termination, or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant.

(b) Manner of Shareholder Approval. The approval of shareholders must be effected by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders’ meeting at which a quorum representing a majority of all outstanding voting Shares is, either in person or by proxy, present and voting on the Plan.

10. Miscellaneous

10.1. Documentation of Awards. Awards shall be evidenced by such written Award Agreements as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Trust, or certificates, letters, or similar instruments, which need not be executed by the Participant but acceptance of which by the Participant will evidence agreement by the Participant to the terms thereof.

10.2. Rights as a Shareholder. Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a shareholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.

10.3. Conditions on Delivery of Shares. The Trust shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until all applicable Federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange. If an Award is exercised by the Participant’s legal representative, the Trust will be under no obligation to deliver Shares pursuant to such exercise until the Trust is satisfied as to the authority of such representative.

10.4. Registration and Listing of Shares. If the Trust shall deem it necessary to register under the Securities Act or any other applicable statute any Shares purchased or otherwise delivered under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Trust shall take such action at its own expense. Purchases and grants of Shares hereunder shall be postponed as necessary pending any such action.

10.5. Compliance with Rule 16b–3. All elections and transactions under this Plan by persons subject to Rule 16b–3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b–3 as the Committee may deem necessary or appropriate.

10.6. Tax Withholding

(a) Obligation to Withhold. The Trust shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state, and local withholding tax requirements (the “withholding requirements”). In the case of an Award pursuant to which Shares may be delivered, the Committee may require that the Participant or other appropriate person remit to the Trust an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares.

(b) Election to Withhold Shares. The Committee, in its discretion, may permit or require the Participant to satisfy the withholding requirements, in whole or in part, by electing to have the Trust withhold Shares (or by returning previously acquired Shares to the Trust); provided, however, that the Trust may limit the number of Shares withheld to satisfy the tax withholding requirements to the extent necessary to avoid adverse accounting consequences. Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date an amount is includible in income by the Participant (the “Determination Date”), rather than the date of grant). The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this Section.

10.7. Transferability of Awards. No ISO may be transferred other than by will or by the laws of descent and distribution. No other Award may be transferred, except to the extent permitted in the applicable Award Agreement or by will or the laws of descent and distribution. During a Participant’s lifetime, an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, by the person or persons legally appointed to act on the Participant’s behalf).

10.8. Registration. If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant’s spouse, jointly, with right of survivorship.

10.9. Acquisitions. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by directors, trustees and key employees of another entity that engages in a merger, consolidation, acquisition of assets, or similar transaction with the Trust or a Related Corporation, provided the terms of the substitute Awards so granted conform to the terms set forth in this Plan (except that the exercise price of any substituted Option—whether an ISO or an NQSO—may be adjusted according to the provisions of section 424(a) of the Code, if the grant of such substituted Option is pursuant to a transaction described in such section of the Code).

10.10. Replacement of Outstanding Options. The Committee shall have the authority to cancel, at any time and from time to time, with the consent of the affected Participant(s), any or all outstanding Options under the Plan and to grant in substitution therefor, but not within six months before or after such cancellation, new Options under the Plan covering the same or a different number of Shares but having a per–Share purchase price not less than the greater of par value or 100 percent of the Fair Market Value of a Share on the new date of the grant. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Participant under the Plan of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Any new Option (i) shall not be granted within six months before or after such voluntary surrender, and (ii) shall be exercisable at the price, during the period, and in accordance with any other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, and any other terms or conditions of the Option surrendered.

10.11. Employment Rights. Neither the adoption of the Plan nor the grant of Awards will confer on any person any right to continued employment by the Trust or any of its Subsidiary Entities or affect in any way the right of any of the foregoing to terminate an employment relationship at any time.

10.12. Indemnification of Board and Committee. Without limiting any other rights of indemnification that they may have from the Trust or any of its Subsidiary Entities, the members of the Board and the members of the Committee shall be indemnified by the Trust against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Trust) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Trust in writing, giving the Trust an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Trust’s by–laws or Pennsylvania law.

10.13. Application of Funds. Any cash proceeds received by the Trust from the sale of Shares pursuant to Awards granted under the Plan shall be added to the general funds of the Trust. Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury shares.

10.14. Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of Key Employees or Non–Employee Trustees under, the Plan and Awards granted hereunder.

IN WITNESS WHEREOF, Pennsylvania Real Estate Investment Trust has caused this Plan to be duly executed this 19th day of April, 2010.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Bruce Goldman
Title:	Executive Vice President and General Counsel

Appendix B

AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT TRUST EMPLOYEE SHARE PURCHASE PLAN

(Effective as of April 1, 1999, Amended and Restated as of June 3, 2010)

AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT

TRUST EMPLOYEE SHARE PURCHASE PLAN

(Effective as of April 1, 1999, Amended and Restated as of June 3, 2010)

B-i

B-ii

AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT

TRUST EMPLOYEE SHARE PURCHASE PLAN

(EFFECTIVE AS OF APRIL 1, 1999,

AMENDED AND RESTATED AS OF JUNE 3, 2010)

1.	PURPOSE

The Pennsylvania Real Estate Investment Trust (the “Trust”) adopted this Amended and Restated Employee Share Purchase Plan (the “Plan”) in order to encourage share ownership by all eligible employees by providing them the opportunity to acquire a proprietary interest (or increase their proprietary interest) in the Trust. Prior to the effective date of Amendment No. 2 to the Plan, it was intended that options issued pursuant to the Plan would constitute options issued pursuant to an “employee stock purchase plan,” within the meaning of ss.423 of the Internal Revenue Code of 1986, as amended (the “Code”). Immediately prior to the effectiveness of Amendment No. 2, there were only three employees eligible to participate in the Plan (each of whom has consented to Amendment No. 2) and there were more than 120 participants in the Pennsylvania Real Estate Investment Trust Non-Qualified Employee Stock Purchase Plan (the “Non-Qualified Plan”). No shares remain available under the Non-Qualified Plan and more than 50,000 shares are currently available under the Plan. In order to afford employees of PREIT Services, LLC (“Services”) an opportunity to continue to purchase Shares (as hereinafter defined) at the option price determined under Section 9(b), the Plan is amended to eliminate the requirement that participants be employees of either the Trust or a subsidiary corporation, thereby permitting employees of Services and any other designated entity to participate. It is recognized that, prospectively from the effective date of Amendment No. 2, the Plan will cease to be an “employee stock purchase plan” within the meaning of ss. 423 of the Code. The Executive Compensation and Human Resources Committee of the Board of Trustees of the Trust (the “Committee”) may, from time to time, approve participation in the Plan by employees of any designated entity controlled, directly or indirectly, by the Trust.

2.	ADMINISTRATION

The Plan shall be administered by the Committee. Acts approved by a majority of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a trustee of the Trust.

The Committee shall have full and final authority, in its discretion but subject to the express provisions of the Plan: (i) to interpret the Plan; (ii) to make, amend, and rescind rules and regulations relating to the Plan; (iii) to determine the terms and provisions of the instruments by which options shall be evidenced; and (iv) to make all other determinations necessary or advisable for the administration of the Plan. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. Any and all authority of the Committee may be delegated by the Committee to a plan administrator.

3.	ELIGIBILITY

(a) General Rule. Except as provided in paragraph (b)  below and subject to ss. 9(e), each employee of the Trust, Services or a designated entity who has been employed by the Trust, Services or a designated entity for at least six months shall be eligible for option grants described in ss. 5.

(b) Exceptions. An employee will not be eligible to participate in the Plan if he or she is customarily employed by the Trust or a designated subsidiary corporation for 20 hours or less per week or if he or she is customarily employed by the Trust or a designated subsidiary corporation for not more than five months in any calendar year. In addition, in no event may an employee be granted an option if such employee, immediately after the options granted, would own shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Trust or its parent corporation (if any) or of a subsidiary corporation (if any) then outstanding. For purposes of determining share ownership under this paragraph(b), the rules of ss.424(d) of the Code (relating to attribution of share ownership) shall apply, and shares which the employee may purchase under outstanding options shall be treated as shares owned by the employee.

4.	SHARES

The shares subject to the options as provided herein shall be shares of beneficial interest in the Trust, par value $1.00 per share (“Shares”). The aggregate number of Shares that may be issued under options shall not exceed 332,000; provided that such number shall be adjusted if required by ss.9(h). Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Trust may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

5.	GRANT OF OPTION

(a) Grant of Option. Employees shall have the right to purchase Shares under options granted as of January  1, 1999 (or, in the Committee’s discretion, as soon as administratively practicable thereafter) and as of each subsequent January  1 (the “Grant Dates”). Each employee who meets the eligibility requirements of ss.3 shall be granted an option on the first Grant Date coinciding with or immediately following the date he or she becomes an eligible employee, and on each succeeding Grant Date, provided he or she continues to meet the eligibility requirements of ss.3. The term of the options (the “Option Term”) shall be 12 calendar months (from January 1 to December  31). Commencing on the effective date of Amendment No. 2, options granted as of January 1, 2009 under the Non-Qualified Plan shall be deemed to have been granted hereunder.

(b) Purchase Periods. Each Option Term shall contain four three-month Purchase Periods (January-March, April-June, July-September, and October-December).

(c) Number of Shares Purchasable Under Option. Subject to the limitation in paragraph (d) below, at the beginning of each Option Term each eligible employee shall be granted an option, exercisable in installments at the end of each Purchase Period during such Option Term, to purchase up to a number of Shares equal to the total of the number of Shares purchasable by the employee for each Purchase Period in the Option Term. The number of Shares purchasable for a Purchase Period shall be determined by dividing the employee’s accumulated payroll deductions (as described in ss.6) for the Purchase Period by the per-share exercise price (determined in accordance with ss.9(b)) of the option installment for such Purchase Period. For example, if an employee makes payroll deductions of $6,000 for a 12-month Option Term ($1,500 for each Purchase Period in the Option Term) and the per-share exercise price for each Purchase Period is $19.55, $20.40, $21.25, and $22.10, respectively, then the number of Shares purchasable by the employee for the Option Term is 286, determined as follows:

$1,500	$1,500	$1,500	$1,500	= 76 + 73 + 70 + 67 = 286
$19.55 +	$20.40 +	$21.25 +	$22.10

Full and fractional Shares shall be purchasable under the Plan. However, in accordance with ss.9(l), no fractional Share certificates shall be issued.

(d) Limitation on Aggregate Number of Shares Purchasable Under Option. Subject to the limitations described in ss.9(m), the aggregate number of full Shares purchasable under an option for an Option Term shall not exceed the lesser of (i) 2,000 (subject to adjustment under ss.9(h)), or (ii) the number determined by dividing $25,000 by the fair market value of a share (as described in ss.9(b)) on the most recent business day before the Grant Date for such Option Term. Further, if the total number of Shares to be purchased on any date in accordance with ss.7(a) exceeds the Shares then available under the Plan (after deduction of all Shares that have been purchased under ss.7(a)), the Committee shall make a pro rata allocation of the Shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

6.	PARTICIPATION

(a) Payroll Deductions. Subject to rules established by the Committee from time to time, an eligible employee may elect to participate in the Plan by making payroll deductions (as a whole percentage of the employee’s compensation, subject to the limits set forth in paragraph (b)  below) for each Option Term in which the employee is eligible to participate. For purposes of this Plan, “compensation” shall mean the total salary or wages paid to an employee during an Option Term, excluding any commissions, bonuses, overtime, or other extra or incentive pay. Commencing on the effective date of Amendment No. 2, elections made under paragraph (a) of ss. 6 of the Non-Qualified Plan in respect of the Option Term which commenced January  1, 2009 shall be deemed to have been made under paragraph (a) of ss. 6 of the Plan.

(b) Maximum Payroll Deduction. The maximum total payroll deductions for any employee for an Option Term may not exceed 10 percent of the employee’s compensation for the Option Term.

(c) General Assets; Taxes; No Interest. All payroll deductions made for an employee shall be credited to his or her account as of the payday as of which the deduction is made. All payroll deductions shall be held by the Trust (or by a designated subsidiary corporation as agent for the Trust). All such contributions shall be held as part of the general assets of the Trust , and shall not be held in trust or otherwise segregated from the Trust’s general assets. No interest shall be paid or accrued on any such contributions. Each employee’s right to the contributions credited to his or her account shall be that of a general and unsecured creditor of the Trust.

(d) Automatic Refund. The balance credited to the account of an employee automatically shall be refunded in full (without interest) if his or her status as an employee of the Trust and all designated subsidiary corporations terminates for any reason whatsoever during a Purchase Period. Such refunds shall be made as soon as practicable after the Committee has actual notice of any such termination.

(e) Participation after Surrender. Each employee who has satisfied the eligibility requirements of ss.3 but who has elected to surrender all or a portion of his or her option in accordance with ss.8 (or, as described in paragraph (g) below, is deemed to have surrendered his or her option) for an Option Term, shall be granted an option in accordance with ss.5 in subsequent Option Terms, provided the employee continues to meet the eligibility requirements of ss.3. However, such employee must submit a new payroll deduction agreement under paragraph (a) above in order to begin payroll deductions for a subsequent Option Term.

(f) No Contract to Purchase. Electing to make payroll deductions for any Option Term will not constitute a contract to purchase any of the Shares purchasable under an option.

(g) Waiver of Rights. An employee who fails to elect to participate in the Plan for an Option Term in the manner and within the time provided under paragraph (a)  above shall be deemed to have surrendered the option granted to the employee for such Option Term and shall have no further rights under the Plan with respect to such surrendered option.

7.	EXERCISE OF OPTION

(a) Method of Exercise. Unless the employee has surrendered his or her option in accordance with ss.8(a) (or is deemed to have surrendered his or her option under ss.6(g)) before the end of a Purchase Period, as of the last business day of the Purchase Period (the “Exercise Date”), the employee will be credited for such number of whole Shares and any fraction of a whole share (computed to the number of decimal places set by the Committee) as his or her accumulated payroll deductions shall be sufficient to pay for, subject to the limitations of ss.5(d).

(b) Tax Withholding. The Trust and each designated subsidiary corporation shall have the right to make such provisions as it deems necessary or appropriate to satisfy any tax laws with respect to purchases of Shares made under this Plan, including (without limitation) by withholding tax amounts from other amounts then payable to an employee.

(c) Return of Excess Payroll Deductions. Any payroll deductions remaining after the employee exercises an option for an Option Term shall be refunded to the employee.

8.	EMPLOYEE’S RIGHT TO SURRENDER OPTION

(a) Surrender of Option. An employee may elect to surrender his or her option during any Purchase Period of an Option Term and withdraw any payroll deductions already made for such Purchase Period under the Plan by giving written notice to the Trust. However, in order for such surrender to be effective for the Purchase Period, the employee’s written notice must be received by the Trust on or before thirty calendar days prior to the end of the Purchase Period. All of such employee’s payroll deductions will be refunded to him or her as soon as practicable after the Trust receives the employee’s notice of withdrawal, and no further payroll deductions will be made from the employee’s pay until the employee completes a new payroll deduction agreement in accordance with ss.6(a) for a subsequent Option Term. As to any option so surrendered, the employee shall have no further right of any nature at any subsequent time.

(b) Effect on Later Participation. An election to surrender an option during a Purchase Period of an Option Term shall preclude the employee from participating in any remaining Purchase Periods of such Option Term, but will not have any effect upon his or her eligibility to participate in the Plan for subsequent Option Terms.

9.	TERMS AND CONDITIONS OF OPTIONS

Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall prescribe, provided that all employees granted such options shall have the same rights and privileges (except as otherwise required by ss.5), and provided further that such options and option agreements shall comply with and be subject to the terms and conditions set forth below.

(a) Employee Notification and Agreement. Employees shall be notified (i) of the requirements they must meet to be granted options under the Plan, (ii) about the terms and conditions of such options, and (iii) that any employee eligible to be granted options under the Plan may request a copy of the Plan. An employee’s agreement to the terms of an option will be evidenced by his or her payroll deduction agreement with the Trust or a subsidiary corporation for an Option Term.

(b) Option Price. The per-share exercise price of an option for each Purchase Period of an Option Term shall be the lesser of (i) 85% of the fair market value of a Share as of the most recent business day before the Grant Date for such Option Term, or (ii) 85% of the fair market value of a Share as of the applicable Exercise Date. In making such determination for a Purchase Period, during such time as the Shares are listed upon an established stock exchange or exchanges, the per share “fair market value” shall be deemed to be the mean between the highest and lowest quoted selling prices on the relevant date. During such time as the Shares are not listed upon an established stock exchange, the per-share fair market value shall be determined by the Committee by a method sanctioned by the Code, or rules and regulations thereunder. The fair market value per share is to be determined in accordance with Treas. Reg. ss.ss.1.421-7 (e) and 20.2031-2. Subject to the foregoing, the Committee in fixing the exercise price shall have full authority and be fully protected in doing so.

(c) Medium and Time of Payment. The exercise price of an option for a Purchase Period shall be payable in United States dollars upon the exercise of the option for such Purchase Period, and shall be payable only by accumulated payroll deductions made in accordance with ss.6.

(d) Term of Option. No option may be exercised after the end of the Option Term in which the option was granted.

(e) Termination of Employment; Change in Status. In the event that an employee ceases to be employed by the Trust and all designated subsidiary corporations as an eligible employee for any reason during the employee’s participation in an Option Term, he or she will be deemed to have surrendered his or her option and his or her accumulated payroll deductions shall be refunded in accordance with ss.6(d). Whether an authorized leave of absence for military or governmental service shall constitute termination of employment for the purposes of the Plan shall be determined by the Committee in accordance with applicable law, which determination, unless modified by the Board (in accordance with applicable law), shall be final and conclusive.

(f) Designation of Beneficiary. An eligible employee may designate a beneficiary (i) who shall receive the balance credited to his or her account if the employee dies before the end of a Purchase Period and (ii) who shall receive the Shares, if any, purchased for the employee under this Plan if the employee dies after the end of a Purchase Period but before either the certificate representing such Shares has been delivered to the employee or before such Shares have been credited to a brokerage account maintained for the employee. Such designation may be revised in writing at any time by the employee by filing an amended designation, and his or her revised designation shall be effective at such time as the Committee receives such amended designation. If a deceased employee failed to designate a beneficiary or, if no person so designated survives an employee or, if after checking his or her last known mailing address, the whereabouts of the person so designated are unknown, then the employee’s estate shall be treated as his or her designated beneficiary under this paragraph (g).

(g) Nontransferability. Except as provided in paragraph (g) above, neither payroll deductions made by an employee, nor any rights with regard to the exercise of an option or to receive Shares, nor any rights to a return of payroll deductions under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee or by his or her beneficiary. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect. An option may be exercised only by the employee.

(h) Changes In Capital Structure. Subject to any required action by the shareholders, the number of Shares designated in ss.4 and ss.5(d)(i), the number of Shares covered by each outstanding option, and the price per share of each such option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Trust resulting from a subdivision (share-split) or consolidation (reverse-split) of shares or the payment of a share dividend (but only on the Shares) or any other similar change in the capitalization of the Trust, without receipt of consideration by the Trust.

Subject to any required action by the shareholders, if the Trust is not the surviving entity in any merger or consolidation, the Committee, in its discretion may either (i) cause each outstanding option to apply to the securities to which a holder of the number of Shares subject to the option would have been entitled, or (ii) cause each outstanding option to terminate, provided that each employee then holding an option under this Plan shall, in such event, have the right immediately prior to such merger or consolidation, to exercise his or her option to the extent of his or her accumulated payroll deductions. In the event of the dissolution or liquidation of the Trust, the Committee shall cause each outstanding option to terminate, provided that each employee then holding an option under this Plan shall, in such event, have the right immediately prior to such dissolution or liquidation, to exercise his or her option to the extent of his or her accumulated payroll deductions.

In the event of a change in the Shares of the Trust as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares within the meaning of the Plan.

To the extent that the foregoing adjustments relate to shares or securities of the Trust, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

Except as expressly provided in this paragraph (i), an employee shall have no rights by reason of any subdivision or consolidation of shares of any class, the payment of any share dividend, any other increase or decrease in the number of shares of any class, or any dissolution, liquidation, merger, or consolidation or spin-off of assets or shares of another corporation; and any issue by the Trust of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the option.

The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Trust to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(i) Rights as a Shareholder. An employee shall have no rights as a shareholder with respect to any Shares covered by his or her option until the date the option is exercised in accordance with the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share have been reflected in the book-entry record maintained by the Share transfer agent or the certificate for such Shares has been delivered, except as provided in paragraph (i) above.

(j) Investment Purpose. Each option under the Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the Shares subject to such option are registered under the Securities Act of 1933, as amended (the “Securities Act”), or in the event a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Trust such condition is not required under the Securities Act or any other applicable law, regulation or rule of any governmental agency.

(k) Adjustment in Number of Shares Exercisable. If the aggregate number of Shares to be purchased under options granted under the Plan exceeds the aggregate number of Shares specified in ss.4, the Trust shall make a pro rata allocation of the Shares available for distribution so that the limit of ss.4 is not exceeded, and the balance of payroll deductions made by each participating employee shall be returned to him or her as promptly as possible.

(l) Delivery. A book-entry record of the Shares purchased by each employee shall be maintained by the Trust’s Share transfer agent. Notwithstanding the foregoing, when a refund is made to an employee pursuant to ss.6(d), the employee may leave the Shares in the Plan or may direct that all Shares then held for the employee under the Plan be delivered to him or her. However, (i)  no Share certificate representing a fractional Share shall be delivered to an employee or to an employee and any other person, (ii)  cash equal to the fair market value of an employee’s fractional share shall be distributed (when an employee requests a distribution of certificates for all of the Shares held for him or her) in lieu of such fractional share unless an employee in light of Rule 16b-3 (as described in ss.10) waives his or her right to such cash payment, and (iii)  the Committee shall have the right to charge an employee for registering Shares in the name of the employee and any other person. No employee (or any person who makes a claim for, on behalf of, or in place of an employee) shall have any interest in any Shares under this Plan until they have been reflected in the book-entry record maintained by the Share transfer agent or the certificate for such Shares has been delivered to such person.

(m) Registration and Listing of Shares. If the Trust shall deem it necessary to register under the Securities Act or any other applicable statutes any Shares purchased under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Trust shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased hereunder, the Trust shall make prompt application for the listing on such national share exchange of such Shares, at its own expense. Purchases of Shares hereunder shall be postponed as necessary pending any such action.

(n) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, provided that no such provision may in any way be in conflict with the terms of the Plan.

10.	COMPLIANCE WITH RULE 16B-3

All elections and transactions under this Plan by persons subject to Rule 16b-3, promulgated under ss.16(b) of the Securities Exchange Act of 1934, as amended, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate. If any provision of this Plan, any administrative guideline, or any act or omission with respect to this Plan (including any act or omission by an employee) fails to satisfy such exemptive condition under Rule 16b-3 or otherwise is inconsistent with such condition, such provision, guideline, or act or omission shall be deemed null and void.

11.	INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as trustees or as members of the Committee, the members of the Committee shall be indemnified by the Trust against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Trust) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Trust the opportunity, at its own expense, to handle and defend the same.

12.	AMENDMENT OR TERMINATION OF PLAN

The Committee may, to the extent permitted by law, from time to time, with respect to any Shares, including those Shares subject to options that may be exercised in the Purchase Period in which the action occurs, suspend, discontinue, revise, or amend the Plan in any respect whatsoever. Notwithstanding any other provision of this Plan, the Committee may terminate this Plan at any time after January 1, 2011, upon 10 days notice to employees, by declaring an early end to the Option Term then in effect. In that event, the end of the Purchase Period then in effect will be accelerated to the date designated by the Committee, and all accumulated payroll deductions will be used to purchase Shares in accordance with ss. 7. Furthermore, the Plan may not, without the approval of a majority of the votes cast at a duly held shareholders meeting at which a quorum representing a majority of all shares is, either in person or by proxy, present and voting on the Plan, be amended in any manner that will increase the number of shares subject to the Plan or change the class of employees eligible to receive options under the Plan.

13.	EFFECTIVE DATE OF PLAN

In the discretion of the Committee, the Plan was approved by the Board and became effective as of April 1, 1999, was approved by the holders of at least a majority of the Shares present or represented, and entitled to vote, on April 29, 1999, and was amended and restated and approved by shareholders effective June 3, 2010.

14.	ABSENCE OF RIGHTS

The granting of an option to a person shall not entitle that person to continued employment by the Trust or a subsidiary corporation or affect the terms and conditions of such employment. The Trust or any subsidiary corporation shall have the absolute right, in its discretion, to terminate an employee’s employment, whether or not such termination may result in a partial or total termination of his or her option under this Plan.

15.	APPLICATION OF FUNDS

The proceeds received by the Trust from the sale of Shares pursuant to options will be used for general corporate purposes.

16.	MISCELLANEOUS

(a) Provisions of Plan Binding. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee’s estate and the executors, administrator or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

(b) Employment. The right to participate in this Plan shall not constitute an offer of employment and no election to participate in this Plan shall constitute an employment agreement for an employee. Any such right or election shall have no bearing whatsoever on the employment relationship between an employee and any other person. Finally, no employee shall be induced to participate in this Plan, or shall participate in this Plan, with the expectation that such participation will lead to continued employment.

(c) Applicable Law. Pennsylvania law shall govern all matters relating to this Plan except to the extent it is superseded by federal law.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST THE BELLEVUE 200 S. BROAD STREET, 3RD FLOOR PHILADELPHIA, PA 19102

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Pennsylvania Real Estate Investment Trust in mailing proxy materials, you may consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE- 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Pennsylvania Real Estate Investment Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

You are urged to sign and return this Proxy

so that you may be sure that these shares will be voted.

If you vote your proxy by Internet or telephone,

you do NOT need to mail back your proxy card.

You may view the Annual Report and Proxy Statement

on the Internet at www.preit.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M13624-P79159	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW AND FOR PROPOSALS 2, 3, 4 AND 5.				☐	☐	☐
Vote on Trustees
1. ELECTION OF TRUSTEES:
NOMINEES:	01)	Dorrit J. Bern	08)	Ira M. Lubert

	02)	Stephen Cohen	09)	Donald F. Mazziotti

	03)	Joseph F. Coradino	10)	Mark E. Pasquerilla

	04)	M. Walter D’Alessio	11)	John J. Roberts

	05)	Edward A. Glickman	12)	George F. Rubin

	06)	Rosemarie B. Greco	13)	Ronald Rubin

	07)	Leonard I. Korman							For	Against	Abstain
Vote on Proposals
2. APPROVAL OF THE AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2003 EQUITY INCENTIVE PLAN.									☐	☐	☐
3. APPROVAL OF THE AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT TRUST EMPLOYEE SHARE PURCHASE PLAN.									☐	☐	☐
4. RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2010.									☐	☐	☐
5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Note:  Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

				Yes	No
Please indicate if you plan to attend this meeting.				☐	☐
AUTHORIZED SIGNATURES - Sign below. This section must be completed for your instructions to be executed.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M13625-P79159

Annual Meeting of Shareholders

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

June 3, 2010

This Proxy is solicited on behalf of the Board of Trustees

The undersigned, revoking all prior proxies, hereby appoints Ronald Rubin, Edward Glickman, , M. Walter D’Alessio and Leonard I. Korman, and each and any of them, as proxies of the undersigned, with full power of substitution, to vote and act with respect to all shares of beneficial interest of Pennsylvania Real Estate Investment Trust held of record by the undersigned at the close of business on April 9, 2010 at the Annual Meeting of Shareholders to be held on Thursday, June 3, 2010 and at any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

THE SHARES REPRESENTED BY THIS PROXY, WHEN DULY EXECUTED, WILL BE VOTED AS INSTRUCTED ON THE REVERSE SIDE. IF INSTRUCTIONS ARE NOT GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR THE APPROVAL OF THE AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2003 EQUITY INCENTIVE PLAN, FOR THE APPROVAL OF THE AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT TRUST EMPLOYEE SHARE PURCHASE PLAN AND FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2010.

(Continued on reverse side)